UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end:  8/31

Date of reporting period:  8/31/14

Item 1. Reports to Stockholders.

CAVANAL HILL®
Funds

ANNUAL REPORT

August 31, 2014

TABLE OF CONTENTS

Management Discussion of Fund Performance

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Fund Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOSC, Inc., a registered Broker/Dealer, member FINRA/SIPC. BOSC, Inc. is a subsidiary of BOK Financial Corporation and an affiliate of Cavanal Hill Investment Management, Inc. and BOKF, NA.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

This Page Is Intentionally Left Blank

Cavanal Hill Money Market Funds

Investment Concerns
An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a Money Market fund.

Money market investors continued to face an unusually low interest-rate environment throughout the 12-month period. A backdrop of generally positive but slow economic growth, relatively contained inflation, and the combination of a still-high unemployment rate and a record-low workforce participation rate encouraged the Federal Reserve (the Fed) to keep the federal funds rate target at its near-zero range, where it’s been since December 2008. Early in the period, following its announcement about winding down the quantitative easing (QE) program, the Fed made an important distinction between tapering QE and tightening monetary policy. Although it would gradually exit its bond-buying program, the central bank stated it would keep its federal funds rate target at its near-zero level “well past” the point at which the unemployment rate falls to 6.5% (the point at which the Fed previously had stated it would consider raising rates), effectively anchoring money market yields for the foreseeable future.

The Fed’s ultra-accommodative short-term interest rate policy, combined with sluggish economic growth, continued to pressure yields on U.S. Treasury bills and other taxable and tax-exempt money market securities. For example, the yield on the three-month U.S. Treasury bill started and ended the period at 0.03%, according to the Fed’s website. Meanwhile, municipal money market rates declined during the 12-month period. The SIFMA1 Index (an average of yields on variable-rate demand notes, or VRDNs2) had an average yield of 0.06% for the 12 months ended August 31, 2014, down from 0.13% for the previous fiscal year.

In addition to a challenging rate environment, money market investors faced a changing investment landscape. New capitalization requirements for U.S. and European banks, which tend to favor longer-term debt strategies, reduced the supply of short-term debt securities in the market. Additionally, ratings agencies downgraded the credit ratings of some large banks due to changing assumptions about government support in the event of another financial crisis. This also reduced the supply of high-quality money market securities. On a positive note, the Fed began issuing a new two-year floating-rate note, which expanded the opportunities for money market investors. The Fed also launched a “reverse repo” (reverse repurchase agreement) facility with several large banks and money market funds, which provided a floor for the shortest-term rates.

Late in the period, the Securities and Exchange Commission (SEC) finally announced its long-anticipated regulations governing the money market fund industry. The changes include floating net asset values for institutional non-government money market funds and liquidity fees and redemption restrictions for retail money market funds that fall below certain liquidity thresholds. Funds will have two years to comply with the most significant of the new SEC rules.

The Cavanal Hill U.S. Treasury Fund
We continued to focus on maintaining portfolio liquidity, while looking for opportunities to enhance the Fund’s yield. The Fund primarily held positions in repurchase agreements and Treasury bills. Additionally, the Fund held positions in Treasury notes to help boost the Fund’s yield.*

The Cavanal Hill Cash Management Fund
Throughout the period, we looked for opportunities to enhance yield while maintaining our capital preservation goals. We focused on securities we believed offered value, strong credit quality and yield advantages, including agency discount notes and commercial paper. We also invested in floating-rate securities tied to LIBOR3 that helped enhance yield, and repos, which helped maintain liquidity. Investments in overnight time deposits also helped us achieve our liquidity goals while securing competitive yields.*

The Cavanal Hill Tax-Free Money Market Fund
We continued to take steps to maintain sufficient liquidity in the low-rate environment via a core position in VRDNs. We also looked for opportunities to enhance the Fund’s yield by extending the portfolio’s weighted average maturity, when appropriate and feasible. Our timely purchases of high-quality commercial paper and other fixed-rate notes helped us achieve our yield and average maturity objectives.*

Outlook
Maintaining high-credit quality and liquidity remain the primary objectives of our money market funds. Additionally, we will continue to evaluate opportunities to enhance each fund’s yield by extending weighted average maturity, as appropriate. We expect the money market yield environment to remain extremely low in the near term. But, with QE concluding in October, all eyes likely will shift to the Fed’s short-term interest rate policy, which has remained unchanged for nearly six years. If the economy and labor markets continue to improve, we believe the Fed will start raising rates next year, and we will position the funds to take advantage of this scenario.

1The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rated demand notes (VRDNs) from MMDs extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

2The Variable Rate Demand Note (VRDN) is a debt instrument that represents borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate, such as the prime rate. The interest rate applicable to the borrowed funds is specified from the outset of the debt, and is typically equal to the specified money market rate plus an extra margin.

3The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2014, the Intermediate Tax-Free Bond Fund A Shares (at NAV) posted a total return of 5.85%; the Institutional Shares posted a total return of 6.12%; and the Investor Shares returned 5.85%. The Fund’s benchmark, the Barclays U.S. Municipal Bond Index, posted a total return of 10.14%.

The Fund’s underperformance relative to the benchmark primarily was due to our duration (price sensitivity to interest rate changes) stance and higher-credit-quality positioning. These efforts are outlined in the “Fund Strategy” section.

Market Conditions
The fiscal year began on a challenging note for municipal bond (muni) investors. Specifically, better-than-expected economic data during the final few months of 2013 helped push Treasury yields higher (the muni market generally tracks the Treasury market) and triggered speculation the Federal Reserve (the Fed) would start tapering its third quantitative easing (QE) program. The Fed’s most aggressive QE program to date, which had the central bank purchasing $85 billion in Treasuries and agency mortgage-backed securities (MBS) per month, helped keep longer-term interest rates low and supported broad financial market gains. In December, the Fed confirmed the market’s speculation, announcing it would begin scaling back its monthly bond purchases in January. This led to fears of rising interest rates and weak fixed income performance for 2014.

Muni investors also faced market-specific challenges early in the period. In particular, muni fund outflows continued through the end of 2013, as rising rates caused investors to exit the muni market. Furthermore, negative credit-related headlines stemming from Detroit’s bankruptcy earlier in the year and Puerto Rico’s ongoing fiscal challenges hampered investor enthusiasm and muni performance.

This sentiment changed dramatically as the calendar flipped to 2014. Weaker-than-expected economic growth during the first quarter of 2014 led to the first contraction in gross domestic product1 in five years. This caused investors to revise their optimistic growth outlooks for the year, which helped drive down Treasury yields. At the same time, escalating tensions in Ukraine and the Middle East triggered “safe-haven” demand for U.S. Treasuries, which also pushed yields lower. Relatively contained inflation and the higher yields available from U.S. bonds versus other developed market bonds (particularly in Europe, where the weak economy led to deflation fears) also helped shape the constructive market backdrop. Investors returned to the muni market, where growing demand met with a lighter supply of securities. This dynamic, combined with higher federal income tax rates that made munis even more attractive, led to robust performance throughout the first eight months of 2014.

Fund Strategy
Given our expectations for rates to drift higher, our strategy remained defensive from duration and credit perspectives. These efforts were effective early in the period, but they weighed on performance throughout the first eight months of 2014. With rates declining in 2014, investors reached for yield by purchasing bonds on the longer end of the yield curve and the lower end of the credit-quality spectrum. Our lack of exposure to these securities contributed to the Fund’s underperformance.*

We continued to hold a core position in high-quality general obligation (GO) bonds. This strategy helped early in the fiscal year, when rates rose, spreads (the yield relationship between Treasuries and non-Treasury securities of similar maturity) widened, and higher-quality securities outperformed. But the focus on GO bonds detracted from results in 2014, as revenue bonds and lower-credit-quality munis outperformed higher-quality securities.*

The Fund also held high-quality “kicker” bonds. These securities have a short call (typically, five years) and a final maturity in the 15-year range. This structure offers additional yield to the call, compared with a fixed-maturity bond, and if the bond is not called, the yield “kicks” higher to the final maturity.*

The Fund’s overall credit quality remained high, ending the 12-month period with an AA rating. Securities rated AAA, AA and A comprised 39.5%, 55.1% and 4.3% of the Fund’s portfolio, respectively, as of August 31, 2014. Non-rated securities comprised 1.1% of the portfolio.**

Outlook
We believe rates will move higher in the coming months, as market participants anticipate the beginning of a Fed tightening cycle in mid-2015. The Fed has hinted it may start raising short-term interest rates, which have remained near zero since 2008, following the October conclusion of QE. However, it’s possible the yield curve will flatten if yields on the longer end of the curve fail to rise as quickly as those at the short end. Given this outlook, the Fund remains positioned with a relatively short duration. We will strive to take advantage of any attractive buying opportunities a rising-rate environment may present.

As always, the supply and demand dynamic also will remain an important driver for the municipal market. We expect supply to increase in 2015, as municipalities look to refinance debt issued during periods of higher rates. In addition, we believe market participants monitor to new federal banking regulations regarding the liquidity classification of munis. In its initial ruling regarding the amount and type of liquid assets banks must hold, the Fed declared munis are not “high-quality liquid assets.” This classification may force many banks to retreat from the muni market, which ultimately would drive up borrowing costs for municipalities. However, there is speculation the Fed may modify its ruling to allow banks to hold certain munis as part of their liquidity safeguards.

1 The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

* The composition of the Fund’s portfolio is subject to change.

**The above credit quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a ratings from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s or S&P ratings are available, Fitch’s rating is used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Index Description

The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays U.S. Municipal Bond Index, an unmanaged index that covers the USD-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/14	1 Year	5 Year	10 Year
A Shares (at NAV)1	5.85%	3.80%	3.68%
A Shares (with 3.75% load)1	1.89%	3.00%	3.28%
Investor Shares1	5.85%	3.66%	3.61%
Institutional Shares1	6.12%	3.92%	3.85%
Barclays U.S. Municipal
Bond Index	10.14%	5.39%	4.77%
Lipper Intermediate Municipal
Debt Funds Average2	7.47%	4.40%	3.66%

Expense Ratio
			Gross
A Shares			1.28%
Investor Shares			1.43%
Institutional Shares			1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2014.

The above expense ratios are from the Funds’ prospectus dated December 31, 2013. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

1   This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

2   The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Short-Term Income Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity of three years or less.

For the 12-month period ended August 31, 2014, the Short-Term Income Fund A Shares (at NAV) posted a total return of 2.22%; the Institutional Shares posted a total return of 2.36%; and the Investor Shares returned 2.21%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index posted a total return of 2.04%.

Our duration (price sensitivity to interest rate changes) strategy, combined with security selection in the mortgage sector, primarily accounted for the Fund’s outperformance relative to the benchmark. These efforts are outlined in the “Fund Strategy” section.

Market Conditions
The fiscal year began on a challenging note for fixed income investors. Specifically, better-than-expected economic data during the final few months of 2013 helped push bond yields higher and triggered speculation the Federal Reserve (the Fed) would start tapering its third quantitative easing (QE) program. The Fed’s most aggressive QE program to date, which had the central bank purchasing $85 billion in Treasuries and agency mortgage-backed securities (MBS) per month, helped keep longer-term interest rates low and support broad financial market gains. In December, the Fed confirmed the market’s speculation, announcing it would begin scaling back its monthly bond purchases by $10 billion in January, with subsequent reductions “data dependent.” This led to fears of rising interest rates and weak bond market performance for 2014.

Nevertheless, the market’s fears failed to materialize, at least through the first eight months of 2014. Despite continued Fed tapering on a schedule that would end the program in October, longer-maturity interest rates declined and broad bond market returns remained positive through August. With severe winter weather paralyzing much of the U.S. during the first quarter of 2014, the economy contracted for the first time in five years. This caused investors to revise their optimistic growth outlooks for the year, which helped drive down Treasury yields. At the same time, escalating tensions in Ukraine and the Middle East triggered “safe-haven” demand for U.S. Treasuries, which also pushed yields lower. Furthermore, relatively contained inflation and the relatively higher yields available from U.S. bonds versus other developed market bonds (particularly in Europe, where the weak economy led to deflation fears) also helped shape the constructive backdrop for U.S. fixed income investors.

In this environment, all major investment-grade fixed-income sectors generated positive performance for the 12-month period. Similar to the previous fiscal year, investors continued to seek yield. Accordingly, higher-risk, higher-yielding, lower-credit-quality bonds outperformed their higher-credit-quality counterparts. Meanwhile, the yield curve flattened, as longer-term yields declined while yields on the short end of the curve increased in anticipation of the Fed tightening its near-zero short-term interest rate policy.

Fund Strategy
In anticipation of a gradually rising interest rate environment, triggered by better-than-expected economic data in late-2013 and the Fed’s plans to conclude its QE program, we maintained a shorter-than-benchmark duration. This strategy contributed to performance, as interest rates on shorter-maturity securities generally increased during the period.*

In terms of portfolio holdings, we continued to focus on higher-quality, relatively liquid securities, including Treasury and other government-related securities, MBS, and, to a lesser extent, high-credit-quality corporate bonds. Overall, agency and non-agency MBS contributed favorably to performance, primarily due to their yield advantages versus Treasuries. In addition, rising prices for non-agency MBS aided the portfolio’s performance. Exposure to investment-grade corporate bonds also enhanced results, as these securities benefitted from ongoing investor demand for yield, solid corporate fundamentals, and continued spread tightening. But, an underweight position to investment-grade corporate bonds, which reflected our ongoing effort to reduce the portfolio’s overall risk exposure, weighed on results, as corporate bonds outperformed other investment-grade sectors and the broad bond market average. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their prevailing risks.*

As of August 31, 2014, 30% of the Fund’s assets was invested in mortgage securities, 48% was in U.S. Treasury securities, 11% was in corporate bonds, 7% was in asset-backed securities, and 3% was in agency securities. The Fund’s average maturity was 2.46 years on August 31, 2014.*

Outlook
We continue to believe longer-term interest rates will slowly increase and return to more “normal” levels. This should lead to a flatter yield curve, especially as the Fed closes out QE in October and likely embarks on a series of short-term interest rate hikes beginning in mid-2015. Accordingly, we expect to maintain a relatively short duration. We also will continue to focus on securities offering high credit quality, liquidity, and attractive yields, such as well-structured agency MBS. Overall, we seek to hold securities that provide yields commensurate with their risks, while still maintaining significant liquidity in order to take advantage of any attractive buying opportunities.*

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Short-Term Income Fund

Index Description

The performance of the Short-Term Income Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/14	1 Year	5 Year	10 Year
A Shares (at NAV)1	2.22%	4.74%	2.87%
A Shares (with 2.50% load)1	-0.30%	4.21%	2.62%
Investor Shares1	2.21%	4.72%	2.86%
Institutional Shares1	2.36%	4.98%	3.09%
BofA Merrill Lynch 1-5 Year U.S.
Corporate/Government Index	2.04%	2.48%	3.38%
Lipper Short Investment Grade
Debt Funds Average2	1.77%	2.39%	2.70%

Expense Ratio
			Gross
A Shares			1.26%
Investor Shares			1.41%
Institutional Shares			1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2014.

The above expense ratios are from the Funds’ prospectus dated December 31, 2013. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

1   This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

2   The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Intermediate Bond Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2014, the Intermediate Bond Fund A Shares (at NAV) posted a total return of 4.49%; the Institutional Shares posted a total return of 4.74%; and the Investor Shares returned 4.47%. The Fund’s benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, showed total return of 4.18%.

Our duration (price sensitivity to interest rate changes) strategy, combined with security selection in the mortgage sector, primarily accounted for the Fund’s outperformance relative to the benchmark. These efforts are outlined in the “Fund Strategy” section.

Market Conditions
The fiscal year began on a challenging note for fixed income investors. Specifically, better-than-expected economic data during the final few months of 2013 helped push bond yields higher and triggered speculation the Federal Reserve (the Fed) would start tapering its third quantitative easing (QE) program. The Fed’s most aggressive QE program to date, which had the central bank purchasing $85 billion in Treasuries and agency mortgage-backed securities (MBS) per month, helped keep longer-term interest rates low and support broad financial market gains. In December, the Fed confirmed the market’s speculation, announcing it would begin scaling back its monthly bond purchases by $10 billion in January, with subsequent reductions “data dependent.” This led to fears of rising interest rates and weak bond market performance for 2014.

Nevertheless, the market’s fears failed to materialize, at least through the first eight months of 2014. Despite continued Fed tapering on a schedule that would end the program in October, longer-maturity interest rates declined and broad bond market returns remained positive through August. With severe winter weather paralyzing much of the U.S. during the first quarter of 2014, the economy contracted for the first time in five years. This caused investors to revise their optimistic growth outlooks for the year, which helped drive down Treasury yields. At the same time, escalating tensions in Ukraine and the Middle East triggered “safe-haven” demand for U.S. Treasuries, which also pushed yields lower. Furthermore, relatively contained inflation and the relatively higher yields available from U.S. bonds versus other developed market bonds (particularly in Europe, where the weak economy led to deflation fears) also helped shape the constructive backdrop for U.S. fixed income investors.

In this environment, all major investment-grade fixed-income sectors generated positive performance for the 12-month period. Similar to the previous fiscal year, investors continued to seek yield. Accordingly, higher-risk, higher-yielding, lower-credit-quality bonds outperformed their higher-credit-quality counterparts. Meanwhile, the yield curve flattened, as longer-term yields declined while yields on the short end of the curve increased in anticipation of the Fed tightening its near-zero short-term interest rate policy.

Fund Strategy
In anticipation of a gradually rising interest rate environment, triggered by better-than-expected economic data in late-2013 and the Fed’s plans to conclude its QE program, we maintained a shorter-than-benchmark duration. This strategy contributed to performance, as interest rates on shorter-maturity securities generally increased during the period.*

In term of portfolio holdings, we continued to focus on higher quality, relatively liquid securities, including Treasury, MBS, and other government-related securities, and, to a lesser extent, high-credit-quality corporate bonds. Overall, agency and non-agency MBS contributed favorably to performance, primarily due to their yield advantages versus Treasuries. In addition, rising prices for non-agency MBS aided the portfolio’s performance. Exposure to investment-grade corporate bonds also enhanced results, as these securities benefitted from ongoing investor demand for yield, solid corporate fundamentals, and continued spread tightening. But, an underweight position to investment-grade corporate bonds, which reflected our ongoing effort to reduce the portfolio’s overall risk exposure, weighed on results, as corporate bonds outperformed other investment-grade sectors and the broad bond market average. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their prevailing risks.*

As of August 31, 2014, 27% of the Fund’s assets was invested in mortgage securities, 43% was in U.S. Treasury securities, 11% was in corporate bonds, 6% was in agency securities, and 6% was in asset-backed securities. The Fund’s average maturity was 4.17 years on August 31, 2014.*

Outlook
We continue to believe longer-term interest rates will slowly increase and return to more “normal” levels. This should lead to a flatter yield curve, especially as the Fed closes out QE in October and likely embarks on a series of short-term interest rate hikes beginning in mid-2015. Accordingly, we expect to maintain a relatively short duration. We also will continue to focus on securities offering high credit quality, liquidity, and attractive yields, such as well-structured agency MBS. Overall, we seek to hold securities that provide yields commensurate with their risks, while still maintaining significant liquidity in order to take advantage of any attractive buying opportunities.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Bond Fund

Index Description

The performance of the Intermediate Bond Fund is measured against the Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/14	1 Year	5 Year	10 Year
A Shares (at NAV)1	4.49%	7.97%	4.28%
A Shares (with 3.75% load)1	0.55%	7.14%	3.88%
Investor Shares1	4.47%	7.95%	4.27%
Institutional Shares1	4.74%	8.23%	4.51%
Barclays U.S. Intermediate
Aggregate Bond Index	4.18%	3.85%	4.36%
Lipper Short-Intermediate Investment
Grade Debt Funds Average2	3.00%	3.75%	3.59%

Expense Ratio
			Gross
A Shares			1.44%
Investor Shares			1.59%
Institutional Shares			1.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2014.

The above expense ratios are from the Funds’ prospectus dated December 31, 2013. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

1   This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

2   The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest only in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity of three years or more and, generally, of no longer than ten years.

For the 12-month period ended August 31, 2014, the Bond Fund A Shares (at NAV) posted a total return of 4.58%; the Institutional Shares posted a total return of 4.84%; and the Investor Shares returned 4.58%. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, showed a total return of 5.66%.

Our duration (price sensitivity to interest rate changes) strategy, combined with an underweight position in corporate bonds, primarily accounted for the Fund’s underperformance relative to the benchmark. These efforts are outlined in the “Fund Strategy” section.

Market Conditions
The fiscal year began on a challenging note for fixed income investors. Specifically, better-than-expected economic data during the final few months of 2013 helped push bond yields higher and triggered speculation the Federal Reserve (the Fed) would start tapering its third quantitative easing (QE) program. The Fed’s most aggressive QE program to date, which had the central bank purchasing $85 billion in Treasuries and agency mortgage-backed securities (MBS) per month, helped keep longer-term interest rates low and support broad financial market gains. In December, the Fed confirmed the market’s speculation, announcing it would begin scaling back its monthly bond purchases by $10 billion in January, with subsequent reductions “data dependent.” This led to fears of rising interest rates and weak bond market performance for 2014.

Nevertheless, the market’s fears failed to materialize, at least through the first eight months of 2014. Despite continued Fed tapering on a schedule that would end the program in October, interest rates declined and broad bond market returns remained positive through August. With severe winter weather paralyzing much of the U.S. during the first quarter of 2014, the economy contracted for the first time in five years. This caused investors to revise their optimistic growth outlooks for the year, which helped drive down Treasury yields. At the same time, escalating tensions in Ukraine and the Middle East triggered “safe-haven” demand for U.S. Treasuries, which also pushed yields lower. Furthermore, relatively contained inflation and the relatively higher yields available from U.S. bonds versus other developed market bonds (particularly in Europe, where the weak economy led to deflation fears) also helped shape the constructive backdrop for U.S. fixed income investors.

In this environment, all major investment-grade fixed-income sectors generated positive performance for the 12-month period. Similar to the previous fiscal year, investors continued to seek yield. Accordingly, higher-risk, higher-yielding, lower-credit-quality bonds outperformed their higher-credit-quality counterparts. Meanwhile, the yield curve flattened, as longer-term yields declined while yields on the short end of the curve increased in anticipation of the Fed tightening its near-zero short-term interest rate policy.

Fund Strategy
In anticipation of a gradually rising interest rate environment, triggered by better-than-expected economic data in late-2013 and the Fed’s plans to conclude its QE program, we maintained a shorter-than-benchmark duration. This strategy detracted from performance, as longer-term interest rates generally declined during the period, even as the Fed continued to taper its bond buying.*

In term of portfolio holdings, we continued to focus on higher quality, relatively liquid securities, including Treasury, MBS, other government-related securities, and, to a lesser extent, high-credit-quality corporate bonds. Overall, agency and non-agency MBS contributed favorably to performance, primarily due to their yield advantages versus Treasuries. In addition, rising prices for non-agency MBS aided the portfolio’s performance. Exposure to investment-grade corporate bonds also enhanced results, as these securities benefitted from ongoing investor demand for yield, solid corporate fundamentals, and continued spread tightening. But, an underweight position to investment-grade corporate bonds, which reflected our ongoing effort to reduce the portfolio’s overall risk exposure, weighed on results, as corporate bonds outperformed other investment-grade sectors and the broad bond market average. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their prevailing risks.*

As of August 31, 2014, 32% of the Fund’s assets was invested in mortgage securities, 48% was in U.S. Treasury securities, 6% was in corporate bonds, 8% was in agency securities, and 1% was in asset-backed securities. The Fund’s average maturity was 4.38 years on August 31, 2014.*

Outlook
Despite the steady decline in interest rates during the first eight months of 2014, we continue to believe longer-term rates will slowly increase and return to more “normal” levels. This should lead to a flatter yield curve, especially as the Fed closes out QE in October and likely embarks on a series of short-term interest rate hikes beginning in mid-2015. Accordingly, we expect to maintain a relatively short duration. We also will continue to focus on securities offering high credit quality, liquidity, and attractive yields, such as well-structured agency MBS. Overall, we seek to hold securities that provide yields commensurate with their risks, while still maintaining significant liquidity in order to take advantage of any attractive buying opportunities.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Bond Fund

Index Description

The performance of the Bond Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/14	1 Year	5 Year	10 Year
A Shares (at NAV)1	4.58%	6.86%	4.39%
A Shares (with 3.75% load)1	0.69%	6.05%	3.99%
Investor Shares1	4.58%	6.82%	4.37%
Institutional Shares1	4.84%	7.08%	4.60%
Barclays U.S. Aggregate Bond Index	5.66%	4.48%	4.72%
Lipper Core Bond Funds Average2	6.12%	5.13%	4.35%

Expense Ratio
			Gross
A Shares			1.32%
Investor Shares			1.47%
Institutional Shares			1.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2014.

The above expense ratios are from the Funds’ prospectus dated December 31, 2013. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

1    This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

2    The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Balanced Fund

Fund Goal
We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2014, the Balanced Fund A Shares (at NAV) posted a total return of 14.42%; the Institutional Shares returned 14.65%; and the Investor Shares returned 14.40%. The Fund’s benchmarks, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index, returned 25.36% and 5.66%, respectively.

Market Conditions
U.S. stock returns remained robust during the 12-month period, with most major benchmarks posting strong double-digit gains. Despite the emergence of several challenging factors—including a partial government shutdown early in the period, the Federal Reserve’s (the Fed’s) gradual winding down of its quantitative easing (QE) program, mounting unrest in Ukraine and the Middle East, a sharp contraction in gross domestic product1 during the first quarter of 2014, and a record-low workforce participation rate—stock investors largely remained optimistic. Generally favorable corporate earnings, combined with modest economic growth overall helped keep investors upbeat and drive stock returns higher. Additionally, ongoing Fed bond buying, albeit on a smaller scale after the central bank began tapering its purchases in January 2014, continued to support stock market gains. Furthermore, the Fed’s near-zero short-term interest rate policy also contributed to the favorable stock market backdrop.

Meanwhile, the U.S. fixed income market recovered from negative performance early in the period to generate solid results for the full 12 months. Late in 2013, better-than-expected economic data pushed bond yields higher and prompted the Fed to announce it would begin tapering QE in January. This led to fears of rising interest rates and weak bond market performance for 2014. Nevertheless, those fears failed to materialize. Despite continued Fed tapering and plans to conclude the program in October 2014, Treasury yields generally tumbled, and broad bond market returns remained positive through August 2014. Slow growth, relatively contained inflation, and healthy demand helped shape the constructive backdrop for U.S. fixed income investors.

Fund Strategy
We continued to emphasize equities, which represented approximately 55% of the Fund’s portfolio at the end of the 12-month period, compared with 53% at the end of August 2013. Fixed-income securities represented approximately 43% of the portfolio, compared with 40% at the end of August 2013. The remainder of the Fund was invested in cash.*

Within the equity portfolio, we continued to invest in a variety of domestic and international styles. In general, all broad domestic and non-U.S. stock styles posted double-digit gains for the 12-month period.*

We made modest changes to the equity style allocations, largely due to profit taking following strong performance results. For example, at various points we sold small positions in the large- and mid-cap strategies and redeployed the bulk of the proceeds in the fixed income portfolio, keeping a smaller amount in cash. At the end of August 2014, large-cap core stocks comprised the majority of the equity portfolio, with approximately 61% invested in the strategy. Mid-cap stocks comprised 14% of the portfolio, while 8% was invested in large cap value, 7% was invested in large cap growth, and 10% was invested in core international and emerging market stocks. This compares with the end of August 2013, when approximately 61% was invested in large-cap core stocks, 12% was invested in mid cap, 10% was invested in large-cap value, 10% was invested in large-cap growth, and 7% was invested in non-U.S. stocks.*

Within the Fund’s fixed income portfolio, our duration (price sensitivity to interest rate changes) strategy was a key factor. Anticipating a gradually rising interest rate environment, triggered in part by the Fed’s tapering of QE, we maintained a shorter-than-benchmark duration. This strategy detracted from performance, as longer-term interest rates generally declined during the period.*

We continued to focus on higher quality, relatively liquid securities, including Treasury, other government-related securities, mortgage-backed securities (MBS), and, to a lesser extent, high-credit-quality corporate bonds. Overall, agency and non-agency MBS contributed favorably to performance, primarily due to their yield advantages versus Treasuries. In addition, rising prices for non-agency MBS aided the portfolio’s performance. Exposure to investment-grade corporate bonds also enhanced results, as these securities benefitted from ongoing investor demand for yield. However, an underweight position to investment-grade corporate bonds, weighed on results, as corporate bonds outperformed other investment-grade sectors. In our view, prices among investment-grade corporate bonds appeared elevated, limiting their potential rewards relative to their prevailing risks.*

Outlook
We believe the still-low interest rate environment combined with an improving economic backdrop should provide a generally favorable environment for stocks. But, growth remains slow, and headwinds from a still-challenging labor market, slowing momentum in the housing market, and sluggish consumer spending likely will generate volatility. Against this backdrop, we will maintain our diversified approach to the equity market, which we believe is a prudent strategy regardless of the economic backdrop.

We continue to believe longer-term rates will slowly increase and return to more “normal” levels. This should lead to a flatter yield curve, especially as the Fed closes out QE in October and likely begin ot raise short-term rates in mid-2015. Accordingly, we expect to maintain a relatively short duration. We also will continue to focus on securities offering high credit quality, liquidity, and attractive yields. Overall, we seek to hold securities that provide yields commensurate with their risks, while still maintaining significant liquidity to take advantage of attractive buying opportunities.

1    The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Balanced Fund

Index Description

The performance of the Balanced Fund is measured against the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/14	1 Year	5 Year	10 Year
A Shares (at NAV)1	14.42%	10.79%	6.69%
A Shares (with 5.50% load)1	8.14%	9.55%	6.08%
Investor Shares1	14.40%	10.80%	6.69%
Institutional Shares1	14.65%	11.08%	6.96%
Russell 1000® Index	25.36%	17.24%	8.78%
Barclays U.S. Aggregate Bond Index	5.66%	4.48%	4.72%
Lipper Mixed-Asset Target
Allocation Moderate Funds Average2	14.17%	9.90%	6.20%

Expense Ratio
			Gross
A Shares			1.51%
Investor Shares			1.66%
Institutional Shares			1.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2014.

The above expense ratios are from the Funds’ prospectus dated December 31, 2013. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

1    This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

2   The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill U.S. Large Cap Equity Fund

Fund Goal
We seek to provide long-term capital appreciation, net of taxes, by investing in a diversified portfolio of large-cap domestic stocks that mirror the capitalization profile of the Russell 1000® Index and exhibit strong, sustainable earnings and revenue growth prospects, an understandable business model, and limited exposure to cyclical earnings. In pursuing this objective, we employ various investment practices designed to reduce taxable distributions to shareholders.

For the 12-month period ended August 31, 2014, the U.S. Large Cap Equity Fund A Shares (at NAV) posted a total return of 21.84%; the Institutional Shares returned 22.18%; and the Investor Shares returned 21.82%. The Fund’s benchmark, the Russell 1000® Index returned 25.36%.

The Fund’s underperformance relative to the benchmark was largely due to lagging results in the consumer discretionary and health care sectors. Our efforts in these sectors are outlined in the “Fund Strategy” section.

Market Conditions
U.S. stock returns remained robust during the 12-month period, with most major benchmarks posting strong double-digit gains. Despite the emergence of several challenging factors—including a partial U.S. government shutdown early in the period, the Federal Reserve’s (the Fed’s) gradual winding down of its quantitative easing (QE) program, mounting unrest in Ukraine and the Middle East, a sharp contraction in gross domestic product1 during the first quarter of 2014, and a record-low workforce participation rate—stock investors largely remained optimistic. Generally favorable corporate earnings, combined with modest economic growth overall and gains in the housing and manufacturing sectors, helped keep investors upbeat and drive stock returns higher. Additionally, ongoing Fed bond buying, albeit on a smaller scale after the central bank began tapering its purchases in January 2014, continued to support stock market gains. Furthermore, the Fed’s near-zero short-term interest rate policy return contributed to the favorable stock market backdrop.*

Fund Strategy
Our strategy is to find companies capable of gaining market share compared with their peers. We believe over time such companies should grow earnings and improve returns relative to their peers. The implementation of this strategy generally results in tilts toward growth stocks versus value stocks and high-quality holdings versus low-quality stocks.*

Within the consumer discretionary sector, stock selection in the gaming industry and positioning within the retail industry weighed on relative results. The Fund’s gaming stocks detracted as China’s policies toward visits to Macau, a popular gaming destination for Chinese citizens, dampened financial results. We continued to favor specific brands (especially premium brands positioned to benefit from the rising asset values of high-end consumers) over retailers, selecting those we believe are likely to survive a widespread consumer shift from on-site shopping to online shopping. Meanwhile, in the health care sector, the Fund’s underweight position in health care facilities detracted from relative performance. Specifically, the Fund did not have positions in hospitals or HMOs, which performed well during the period.*

Performance in the information technology, materials, and consumer staples sectors contributed favorably to relative performance. Within the technology sector, stock selection among social media and semiconductor companies aided results. In the materials sector, selected chemical companies lifted relative performance. In particular, chemical companies that have benefited from the growing supply of ethane, a natural gas liquid, performed well. Expanded U.S. drilling in shale formations has made ethane abundant and cheap, giving chemical companies a cost-effective alternative ingredient for plastics production. In the consumer staples sector, exposure to the natural foods industry and drug stores drove performance.*

The Fund ended the period pursuing several key themes. In addition to emphasizing strong consumer brands positioned to benefit from expanding online shopping, we also believe the aging U.S. auto fleet represents a promising consumer-oriented theme. Additionally, Americans’ heightened focus on healthy living should benefit companies producing and selling natural and health-conscious foods. Within the industrials sector, we believe the U.S. transportation industry offers compelling opportunities due to online shopping trends and the expansion of domestic oil and gas production and the need to ship those products. The Fund also has significant exposure to companies benefiting from growing North American energy production. Furthermore, we are maintaining a slight overweight position in health care due to the aging population and expectations for global health care expenditures to increase.*

The financials and utilities sectors represented the Fund’s largest underweights. Among companies in these sectors, protective barriers generally are lower, competitive advantages are more difficult to achieve, and growth rates are typically slower than we prefer.*

Outlook
We believe the equity market continues to offer attractive valuations and long-term investment opportunities. We expect the U.S. economic recovery to regain traction and provide support for corporate earnings growth and stock prices. Although the Fed is scheduled to conclude QE in October 2014, its interest rate policy remains extremely accommodative, which should contribute to a favorable environment for stocks. We also believe the market may continue to reward risk-taking, which should favor equities. But, given the extended performance run of most major stock market benchmarks, stock prices remain elevated, and “discounts” are becoming more challenging to find. Therefore, we will remain focused on valuations. We continue to find market share-gaining companies in several economic sectors, and we believe these stocks can enhance the Fund’s long-term performance.

1    The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill U.S. Large Cap Equity Fund

Index Description

The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/14	1 Year		5 Year	10 Year
A Shares (at NAV)1	21.84%	†	13.30%	8.30%
A Shares (with 5.50% load)1	15.10%		12.03%	7.69%
Investor Shares1	21.82%	†	13.29%	8.29%
Institutional Shares1	22.18%	†	13.57%	8.54%
Russell 1000® Index	25.36%		17.24%	8.78%
Lipper Large-Cap Core
Funds Average2	23.51%		15.44%	7.85%

Expense Ratio
				Gross
A Shares				1.42%
Investor Shares				1.57%
Institutional Shares				1.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2014.

The above expense ratios are from the Funds’ prospectus dated December 31, 2013. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

†	The relatively high performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

1
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund

Fund Goal
We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), master limited partnerships (MLPs), fixed income securities, preferred stocks, ETFs (exchange traded funds, which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles and a favorable margin of safety.

For the 12-month period ended August 31, 2014, the Opportunistic Fund’s A Shares (at NAV) posted a total return of 13.42%; the Institutional Shares posted a total return of 13.76%, and the Investor Shares returned 13.32%. The Fund’s benchmark, the HFRX Equity Hedge Index, posted a total return of 7.02%.

The Fund’s outperformance primarily was due to our active management of stock market exposure and to active stock selection. When compared with the HFRX Equity Hedge Index, the Fund tactically modulated its equity exposure at opportune times and benefited from active stock selection to outperform this Index. Relative to the S&P 500 Index, the Fund underperformed primarily due to its exposure to small-cap stocks, which sharply lagged the larger-cap S&P 500 Index during the 12-month period.

Fund Strategy
The Fund is equity-biased, similar to an equity hedge fund. But, using our propriety bottom-up research and evaluation process, we can invest in a variety of markets and investment instruments.

Our investment opportunities generally fit into one of four categories:

●     Fallen Angels: These are companies in attractive niches with durable balance sheets but have suffered short-term underperformance.

●     Special Situations: These represent investment opportunities overlooked or under-appreciated by the market as a whole.

●     Momentum Opportunities: We find these opportunities among investments with strong business tailwinds, which we believe will contribute to near-term performance.

●     Stable Growth: These are investments with proven track records and strong roadmaps of stable, reliable earnings growth.

Throughout the 12-month period, we continued to primarily seek smaller-cap companies generally overlooked by the Wall Street research firms and offering brands we believe are undervalued in the marketplace. For example, we invested in several small-cap biotechnology companies developing products we believe should promote the long-term growth of these businesses. Late in the period, we also added positions in large-cap information technology stocks we believe offer durable brands and good value. This represented an increased area of focus for the Fund. Additionally, we found value among selected stocks in the energy and consumer staples sectors.*

While we do not short individual stocks, we use ETFs and derivatives to hedge the Fund’s long positions. We track and modulate the Fund’s stock market exposure on a daily basis, based on technical, economic, and market factors. We measure our stock market exposure as being our investment in equities and equity-like instruments less the effect of hedging instruments, such as inverse ETFs or other instruments that reduce the sensitivity of fund asset values to changes in the value of equities.*

Through this modulation, we attempt to minimize the influence of declining market corrections on the portfolio. Throughout the fiscal year, based on our methodology of measuring exposure to the market, the Fund’s exposure to the equity market averaged approximately 75%. In addition, the Fund owned options at various strike prices and expiration dates, hedging certain sectors of the broader market that indicated unacceptable pricing risk. We believe our ability to modulate our net exposure to equity markets helps to mitigate losses in a declining market.*

The Fund used a more active currency strategy during the fiscal year, which positively influenced performance. With different regional economies undergoing their own quantitative easing strategies, we took advantage of higher U.S. dollar volatility in relation to Japan’s yen and the Eurozone’s euro.*

Meanwhile, some of the Fund’s higher-yielding investments contributed to performance, as longer-term interest rates declined during the period. The Fund held positions in shorter duration (less price sensitivity to interest rate changes) convertible securities we purchased at a discount. These positions offered attractive risk-adjusted returns versus the underlying stocks while reducing volatility.*

Outlook
Looking ahead, we believe the equity market continues to offer attractive valuations and long-term investment opportunities. We believe trends such as the aging U.S. auto fleet and aging computers and software in American businesses offer the potential for a robust reinvestment cycle. Furthermore, expanding domestic energy production should continue to present many attractive investment opportunities. These factors, combined with the still-low interest rate environment and an improving economic backdrop, should continue to provide a generally favorable environment for stocks. The Federal Reserve is likely to start raising short-term rates in 2015 as macroeconomic indicators suggest the economy is on solid footing and inflation remains under control. Nevertheless, we will continue to diligently monitor market conditions, and we will reduce the Fund’s net exposure to equities should our outlook deteriorate.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Opportunistic Fund

Index Description

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

International investing involves increased risk and volatility.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/14	1 Year	(9/1/2011)
A Shares (at NAV)1	13.42%	15.22%
A Shares (with 5.50% load)1	7.17%	13.07%
Investor Shares1	13.32%	15.10%
Institutional Shares1	13.76%	15.52%
HFRX Equity Hedge Index	7.02%	3.65%
S&P 500 Index	25.25%	21.11%
Lipper Absolute Return Funds Average2	5.31%	3.47%

Expense Ratio
		Gross
A Shares		3.49%
Investor Shares		3.64%
Institutional Shares		3.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through February 28, 2015.

The above expense ratios are from the Funds’ prospectus dated December 31, 2013. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

1   Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information.

2  The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill World Energy Fund

Fund Goal
We seek to provide growth and income by primarily investing net assets in a wide range of energy related financial instruments issued in the U.S. and markets around the world.

For the period from February 4, 2014 through August 31, 2014 the World Energy Fund’s A Shares (at NAV) posted a total return of 16.49%; the C Shares (at NAV) posted a total return of 16.01%; the Institutional Shares posted a total return of 16.66%, and the Investor Shares returned 16.51%. The Fund’s benchmarks, the MSCI World Energy Index and the World Energy Composite Index, returned 20.89% and 17.65%, respectively.

The Fund’s underperformance primarily was due to the multi-asset class structure of the Fund. Global energy stocks rallied strongly during the first several months of the period, as mounting geopolitical tensions in Ukraine, Libya, Nigeria, Iraq, and Iran triggered supply concerns and drove oil prices higher. Despite fairly balanced world crude markets, in early 2014 investors were concerned North American crude prices could fall due to excess supply from North American shale oil reserves. These concerns abated as refiners soaked up the excess domestically produced light crude and exported the refined products. Strong domestic oil prices led to increased growth expectations for North American service companies as well as exploration and production (E&P) companies, many of which performed strongly during the period. Energy sector performance slowed late in the reporting period, as oil and natural gas prices generally declined after peaking in June.

Fund Strategy
The Fund may invest in a variety of instruments, including common stocks, fixed income securities, and master limited partnerships (MLPs). We allocate the Fund’s assets according to what we believe are the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors. Throughout the reporting period, we maintained a substantial weighting in equities, which helped Fund performance. At the end of August, 75% of the Fund was invested in equities, 14% was invested in fixed income securities, 7% was invested in MLPs, and 4% was held in cash and short-term securities.*

Throughout the seven-month period, we identified several energy sector themes and positioned the Fund to take advantage of these trends. For example, we believe expanding North American energy production requires additional transportation capacity, and we invested in several pipeline companies charged with moving oil and natural gas. In addition, we purchased positions in a railroad company, a barge shipping company, and a company that manufactures tanker railcars. All of these investments seek to benefit from the growing U.S. production of petroleum products and the need to move those products to points of usage.*

Most of the incremental oil being produced in the U.S. is coming from the North American oil shales. To effectively produce these oil wells, companies need significant quantities of high-grade frack sand and sophisticated service companies. We invested in several companies whose primary product is frack sand. The Fund also has exposure to several large service companies we believe have a technological edge compared with their competitors.*

We also believe oil-focused E&P companies are underpriced relative to the value of their assets. Accordingly, we made significant investments in companies with large acreage positions in the Permian, Niobrara, and Bakken, which we believe will produce more oil and are worth more than their stock prices reflected.*

We also positioned the Fund to take advantage of the significant competitive advantage U.S. chemical companies have versus European chemical companies due to cheap domestic natural gas and ethane. Increased U.S. natural gas production has created a prevalence of ethane, which U.S. chemical companies are using to make plastics. This competes favorably with foreign producers using much more expensive oil-based inputs to manufacture plastics. We made significant investments in companies benefiting from this cost advantage.*

Furthermore, the Fund has significant exposure to companies that build, optimize, and maintain worldwide power grids. We believe these companies will continue to benefit from the electrification of emerging markets as and electrical grid maintenance in developed markets.*

Outlook
Earlier this year, Brent crude rose to more than $110 per barrel on speculation of supply outages due to the turmoil in Iraq, Libya, and Russia/ Ukraine. As supply disruption fears eased, the “war” premium in Brent crude diminished. Additionally, physical markets remain well supplied, with crude recently moving in and out of contango. (Contango refers to a situation in which future crude prices are higher than current prices, which incentivizes buying crude now, storing it, and delivering it in the future. Contango markets usually self-correct with future prices coming down.) Furthermore, the mild summer of 2014 pressured natural gas prices. With crude prices falling, and natural gas prices range-bound below the prices we expected in early spring, the energy market struggled to close out the reporting period.

Nevertheless, we believe prices are closer to the bottom than the top. Saudi Arabia, the marginal producer of crude, is likely to defend Brent prices near $100 per barrel. At this price, we believe West Texas Intermediate crude futures will price between $85 and $100 per barrel, which should provide adequate profit for oil and gas companies to continue drilling. As a result, we believe recent weakness in energy equities may soon come to an end. We believe our current portfolio positioning provides adequate equity exposure to capture a significant portion of the upside should oil prices move higher. .

Over the long term, we believe global demand for energy will outstrip supply, driven primarily by urbanization in the emerging markets. Accordingly, we will continue to invest in traditional fossil fuel-based energy sources while seeking attractive opportunities among alternative energy providers, where funding needs and investment opportunities abound. We believe our flexible approach, which seeks investments in equity securities, fixed-income instruments and MLPs in the energy sector, will provide diversified sources of return and help us deliver attractive long-term performance for our investors.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill World Energy Fund

Index Description

The performance of the World Energy Fund is measured against the MSCI World Energy Index and the World Energy Composite Index (70% MSCI World Energy Index, 20% Barclays Corporate Index, and 10% Alerian MLP Index). The MSCI World Energy Index captures the large and mid cap segments across 23 developed markets and includes securities classified in the energy sector per GICS. The Barclays Corporate Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. The Alerian MLP Index is a float-adjusted capitalization-weighted index, which gauges large- and mid-cap energy Master Limited Partnerships (MLPs) and includes 50 prominent companies, capturing approximately 75% of available market capitalization. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy.

International investing involves increased risk and volatility.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.
Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/14	3 Month	(2/4/2014)
A Shares (at NAV)1	4.53%	16.49%
A Shares (with 5.50% load)1	-1.23%	10.11%
C Shares (at NAV)1	4.34%	16.01%
C Shares (with 1.00% load)1	3.34%	15.01%
Investor Shares1	4.54%	16.51%
Institutional Shares1	4.66%	16.66%
MSCI World Energy Index	2.83%	20.89%
World Energy Composite Index	3.35%	17.65%
Alerian Master Limited Partnerships Index	10.53%	21.60%
Barclays U.S. Corporate Investment Grade Index	1.46%	4.70%
Lipper Global Natural Resources Funds Average2	2.68%	14.49%

Expense Ratio
		Gross
A Shares		1.47%
C Shares		2.37%
Investor Shares		1.62%
Institutional Shares		1.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through February 28, 2015.

The above expense ratios are from the Funds’ prospectus dated February 3, 2014. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2014 can be found in the Financial Highlights.

1   Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, whereas the 12b-1 fee for C Shares is 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares and C Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information.

2   The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities
August 31, 2014

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Assets:
Investments, at cost	$366,613,406	$748,950,649	$249,665,429
Investments, at value	366,613,406	748,950,649	249,665,429
Repurchase agreements, at value/cost	737,100,000	447,000,000	—
Total Investments	1,103,713,406	1,195,950,649	249,665,429
Cash	88,135	—	—
Interest and dividends receivable	1,283,098	98,121	12,672
Receivable for investments sold	25,000,000	—	—
Receivable for capital shares reinvested	—	133	—
Receivable from fees waived or reimbursed	26,781	167,847	5,145
Prepaid expenses and other assets	16,747	22,707	7,623
Total Assets	1,130,128,167	1,196,239,457	249,690,869

Liabilities:
Distributions payable	—	6,656	653
Payable for investments purchased	—	—	10,135,300
Accrued expenses and other payables:
Administration fees	—	234	1,341
Distribution fees	—	2,184	—
Custodian fees	—	4,430	671
Trustee fees	3,461	5,193	1,067
Fund accounting, transfer agent and compliance fees	48,378	57,487	11,656
Other accrued liabilities	44,429	72,062	14,559
Total Liabilities	96,268	148,246	10,165,247
Net Assets	$1,130,031,899	$1,196,091,211	$239,525,622

Composition of Net Assets:
Shares of beneficial interest, at par	$11,300	$11,969	$2,395
Additional paid-in capital	1,130,020,599	1,196,853,607	239,522,654
Accumulated net investment income/(distributions in excess of net investment income)	—	(464)	13
Accumulated net realized gain/(loss) from investment transactions	—	(773,901)	560
Net Assets	$1,130,031,899	$1,196,091,211	$239,525,622

Net Assets:
Administrative Shares	$941,223,497	$722,168,376	$1,931,671
Service Shares	49,966,889	—	—
Institutional Shares	138,841,513	473,726,801	15,007,356
Select Shares	—	—	222,576,172
Premier Shares	—	196,034	10,423
Total	$1,130,031,899	$1,196,091,211	$239,525,622

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	941,132,352	722,532,524	1,927,507
Service Shares	49,987,409	—	—
Institutional Shares	138,912,366	474,134,172	15,012,214
Select Shares	—	—	222,575,403
Premier Shares	—	196,036	10,426
Total	1,130,032,127	1,196,862,732	239,525,550

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00	$1.00
Service Shares	$1.00	$—	$—
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	$—	$—	$1.00
Premier Shares	$—	$1.00	$1.00

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued
August 31, 2014

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Assets::
Investments, at cost	$31,102,486	$169,293,922	$44,732,142	$72,819,943
Investments, at value	33,539,814	166,468,147	42,080,577	70,685,191
Investments in affiliates, at value/cost	2,277,136	1,346,158	1,123,504	2,227,688
Total Investments	35,816,950	167,814,305	43,204,081	72,912,879
Cash	—	4,243	—	—
Interest and dividends receivable	306,162	489,154	165,323	286,682
Receivable for capital shares issued	—	462,824	1,075	10,318
Receivable for capital shares reinvested	12,156	58,209	31,094	28,489
Prepaid expenses and other assets	11,448	19,388	13,744	11,813
Total Assets	36,146,716	168,848,123	43,415,317	73,250,181

Liabilities:
Distributions payable	86,523	141,999	47,851	111,665
Payable for capital shares redeemed	286	43,988	83,581	3,583
Accrued expenses and other payables:
Investment advisory fees	6,116	21,489	7,271	12,277
Administration fees	3,058	14,326	3,635	6,138
Distribution fees	706	10,479	5,460	1,590
Custodian fees	306	1,433	364	614
Trustee fees	146	605	26	121
Fund accounting, transfer agent and compliance fees	1,699	7,708	74	2,914
Shareholder servicing fees	15	300	157	2
Other accrued liabilities	2,624	11,052	397	2,064
Total Liabilities	101,479	253,379	148,816	140,968
Net Assets	$36,045,237	$168,594,744	$43,266,501	$73,109,213

Composition of Net Assets:
Shares of beneficial interest, at par	$32	$175	$41	$76
Additional paid-in capital	33,612,364	190,781,699	53,310,080	75,367,733
Accumulated net investment income/(distributions in excess of net investment income)	(4,129)	15,671	27,246	28,609
Accumulated net realized gain/(loss) from investment transactions	(358)	(19,377,026)	(7,419,301)	(152,453)
Net unrealized appreciation (depreciation) on investments	2,437,328	(2,825,775)	(2,651,565)	(2,134,752)
Net Assets	$36,045,237	$168,594,744	$43,266,501	$73,109,213

Net Assets:
Investor Shares	$1,906,509	$41,939,919	$19,477,137	$6,987,763
Institutional Shares	32,815,826	118,684,427	20,608,026	65,616,458
A Shares	1,322,902	7,970,398	3,181,338	504,992
Total	$36,045,237	$168,594,744	$43,266,501	$73,109,213

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	167,959	4,360,881	1,848,748	730,399
Institutional Shares	2,887,520	12,347,011	1,953,794	6,859,888
A Shares	116,469	828,698	301,820	52,737
Total	3,171,948	17,536,590	4,104,362	7,643,024

Net Asset Value, offering price & redemption price per share:
Investor Shares	$11.35	$9.62	$10.54	$9.57
Institutional Shares	$11.36	$9.61	$10.55	$9.57
A Shares	$11.36	$9.62	$10.54	$9.58
Maximum Sales Charge:
A Shares	3.75%	2.50%	3.75%	3.75%
Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$11.80	$9.87	$10.95	$9.95

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded
August 31, 2014

	Balanced Fund	U.S. Large Cap Equity Fund	Opportunistic Fund	World Energy Fund
Assets:
Investments, at cost	$56,650,183	$28,908,686	$17,140,062	$36,291,060
Investments, at value	67,032,945	37,005,109	18,032,004	38,971,649
Investments in affiliates, at value/cost	1,110,345	1,165,370	993,539	2,440,058
Total Investments	68,143,290	38,170,479	19,025,543	41,411,707
Cash	395	367	—	4,866
Interest and dividends receivable	198,400	30,742	29,497	103,960
Receivable for capital shares issued	10,756	36,392	7,720	314,483
Receivable for investments sold	194,642	473,422	764,163	398,582
Prepaid expenses and other assets	11,521	12,021	15,811	26,505
Total Assets	68,559,004	38,723,423	19,842,734	42,260,103

Liabilities:
Payable for investments purchased	211,611	607,047	663,335	1,445,710
Payable for capital shares redeemed	—	179	70,599	21,054
Accrued expenses and other payables:
Investment advisory fees	20,043	12,588	13,140	18,984
Administration fees	5,727	3,147	1,587	3,164
Distribution fees	2,570	610	1,294	6,628
Custodian fees	573	315	159	316
Trustee fees	124	117	37	—
Fund accounting, transfer agent and compliance fees	357	1,655	773	526
Shareholder servicing fees	—	2	—	—
Other accrued liabilities	74	2,061	641	1,106
Total Liabilities	241,079	627,721	751,565	1,497,488
Net Assets	$68,317,925	$38,095,702	$19,091,169	$40,762,615

Composition of Net Assets:
Shares of beneficial interest, at par	$48	$26	$14	$35
Additional paid-in capital	54,068,425	26,192,964	17,764,897	37,792,808
Accumulated net investment income/(distributions in excess of net investment income)	260,712	39,618	6,270	28,006
Accumulated net realized gain/(loss) from investment transactions	3,605,978	3,766,671	428,046	261,177
Net unrealized appreciation (depreciation) on investments	10,382,762	8,096,423	891,942	2,680,589
Net Assets	$68,317,925	$38,095,702	$19,091,169	$40,762,615

Net Assets:
Investor Shares	$12,018,857	$2,305,964	$1,408,659	$5,233,944
Institutional Shares	56,055,713	35,208,655	12,831,390	21,321,788
A Shares	243,355	581,083	4,851,120	9,134,177
C Shares	—	—	—	5,072,706
Total	$68,317,925	$38,095,702	$19,091,169	$40,762,615

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	840,876	155,816	101,686	450,888
Institutional Shares	3,911,188	2,366,818	920,128	1,835,218
A Shares	17,055	39,278	349,246	786,693
C Shares	—	—	—	438,013
Total	4,769,119	2,561,912	1,371,060	3,510,812

Net Asset Value, offering price & redemption price per share:
Investor Shares	$14.29	$14.80	$13.85	$11.61
Institutional Shares	$14.33	$14.88	$13.95	$11.62
A Shares	$14.27	$14.79	$13.89	$11.61
C Shares	$—	$—	$—	$11.58
Maximum Sales Charge:
A Shares	5.50%	5.50%	5.50%	5.50%
Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$15.10	$15.65	$14.70	$12.29

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations
Year Ended August 31, 2014

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$636,904	$1,247,142	$188,745
Dividend income	—	—	1,616
Total income	636,904	1,247,142	190,361

Expenses:
Investment advisory fees	1,376,973	1,755,257	414,559
Administration fees	1,101,585	1,404,214	331,649
Distribution fees - Administrative Shares	1,911,641	1,574,855	4,917
Distribution fees - Service Shares	87,097	—	—
Distribution fees - Premier Shares	—	907	52
Shareholder servicing fees - Administrative Shares	1,911,641	1,574,855	4,917
Shareholder servicing fees - Service Shares	87,097	—	—
Shareholder servicing fees - Institutional Shares	296,206	1,350,106	42,628
Shareholder servicing fees - Select Shares	—	—	643,357
Shareholder servicing fees - Premier Shares	—	454	26
Fund accounting, transfer agent and compliance fees	402,454	520,917	125,388
Custodian fees	91,807	117,029	27,640
Trustee fees	41,371	53,931	12,832
Professional fees	126,492	165,262	38,092
Printing fees	34,889	51,545	10,078
Registration fees	21,339	28,355	11,497
Other expenses	130,150	159,800	47,760

Total expenses before fee and expense reductions	7,620,742	8,757,487	1,715,392

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,516,335)	(1,757,098)	(475,696)
Administration fees waived	(1,094,202)	(1,332,675)	(329,861)
Custodian fees waived	(87,669)	(31,135)	(25,980)
Distribution fees waived - Administrative Shares	(1,911,641)	(1,574,855)	(4,917)
Distribution fees waived - Service Shares	(87,097)	—	—
Distribution fees waived - Premier Shares	—	(907)	(52)
Shareholder servicing fees waived - Administrative Shares	(1,911,641)	(1,574,855)	(4,917)
Shareholder servicing fees waived - Service Shares	(87,097)	—	—
Shareholder servicing fees waived - Institutional Shares	(296,206)	(1,350,106)	(42,628)
Shareholder servicing fees - Select Shares	—	—	(643,357)
Shareholder servicing fees waived - Premier Shares	—	(454)	(26)

Net expenses	628,854	1,135,402	187,958

Net investment income	8,050	111,740	2,403

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	192	(228)	631
Net realized/unrealized gains/(losses) on investments	192	(228)	631
Change in net assets resulting from operations	$8,242	$111,512	$3,034

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued
Year Ended August 31, 2014

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$1,266,987	$2,242,477	$608,386	$1,533,284
Dividend income	—	—	—	—
Dividend income from affiliates	18	897	230	448
Total income	1,267,005	2,243,374	608,616	1,533,732

Expenses:
Investment advisory fees	201,846	861,821	200,777	342,753
Administration fees	73,399	313,392	73,010	124,638
Distribution fees - Investor Shares	5,477	99,141	42,774	21,412
Distribution fees - A Shares	4,248	16,202	4,031	613
Shareholder servicing fees - Investor Shares	5,477	99,141	42,774	21,412
Shareholder servicing fees - Institutional Shares	82,023	276,393	44,456	133,771
Shareholder servicing fees - A Shares	1,699	6,481	1,613	245
Fund accounting, transfer agent and compliance fees	25,418	130,721	57,147	60,502
Custodian fees	3,670	15,671	3,651	6,233
Trustee fees	1,729	7,229	1,994	3,142
Professional fees	5,219	22,771	6,288	10,171
Printing fees	2,124	9,258	4,629	3,717
Registration fees	20,589	54,704	51,759	51,439
Other expenses	5,786	18,321	5,885	8,541

Total expenses before fee and expense reductions	438,704	1,931,246	540,788	788,589

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(128,447)	(626,779)	(127,766)	(218,114)
Administration fees waived	(36,699)	(156,693)	(36,505)	(62,318)
Shareholder servicing fees waived - Investor Shares	(5,270)	(95,837)	(41,122)	(21,380)
Shareholder servicing fees waived - Institutional Shares	(82,023)	(276,393)	(44,456)	(133,771)
Shareholder servicing fees waived - A Shares	(1,699)	(6,481)	(1,613)	(245)

Net expenses	184,566	769,063	289,326	352,761

Net investment income	1,082,439	1,474,311	319,290	1,180,971

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	(382)	(896,042)	4,932	209,348
Change in unrealized appreciation/depreciation on investments	1,097,396	3,075,090	1,297,862	1,566,811
Net realized/unrealized gains/(losses) on investments	1,097,014	2,179,048	1,302,794	1,776,159
Change in net assets resulting from operations	$2,179,453	$3,653,359	$1,622,084	$2,957,130

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded
Year Ended August 31, 2014

		U.S. Large Cap	Opportunistic	World Energy
	Balanced Fund	Equity Fund	Fund	Fund*
Investment Income:
Interest income	$885,729	$—	$36,579	$95,318
Dividend income	785,440	477,478	213,358	216,995
Dividend income from affiliates	228	74	108	85
Foreign tax withholding	(1,868)	—	(660)	(4,732)
Total income	1,669,529	477,552	249,385	307,666

Expenses:
Investment advisory fees	502,342	234,595	195,239	96,438
Administration fees	135,769	68,000	28,925	27,554
Distribution fees - Investor Shares	32,649	5,305	2,601	3,254
Distribution fees - A Shares	668	743	8,941	7,316
Distribution fees - C Shares	—	—	—	16,354
Shareholder servicing fees - Investor Shares	32,649	5,305	2,601	3,254
Shareholder servicing fees - Institutional Shares	136,392	78,949	24,613	19,783
Shareholder servicing fees - A Shares	267	298	3,577	2,926
Shareholder servicing fees - C Shares	—	—	—	4,088
Fund accounting, transfer agent and compliance fees	69,679	17,639	10,571	8,503
Custodian fees	6,789	3,400	1,446	1,378
Trustee fees	3,744	1,645	632	323
Professional fees	11,515	5,165	2,105	1,392
Printing fees	4,187	2,273	4,439	690
Registration fees	51,403	20,952	40,374	2,277
Other expenses	9,731	5,371	3,154	2,177

Total expenses before fee and expense reductions	997,784	449,640	329,218	197,707

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(264,747)	(98,598)	(45,435)	(13,777)
Administration fees waived	(67,883)	(33,999)	(14,462)	(13,777)
Shareholder servicing fees waived - Investor Shares	(32,648)	(5,275)	(2,059)	(3,254)
Shareholder servicing fees waived - Institutional Shares	(136,392)	(78,949)	(24,613)	(19,783)
Shareholder servicing fees waived - A Shares	(267)	(298)	(3,577)	(2,926)
Shareholder servicing fees waived - C Shares	—	—	—	(4,088)

Net expenses	495,847	232,521	239,072	140,102

Net investment income	1,173,682	245,031	10,313	167,564

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	4,160,894	3,831,277	511,180	208,800
Change in unrealized appreciation/depreciation on investments	3,954,911	2,568,288	884,250	2,680,589
Net realized/unrealized gains/(losses) on investments	8,115,805	6,399,565	1,395,430	2,889,389
Change in net assets resulting from operations	$9,289,487	$6,644,596	$1,405,743	$3,056,953

* For the period February 4, 2014 (commencement of operations) through August 31, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Cash Management Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2014	2013	2014	2013
From Investment Activities:
Operations:
Net investment income	$8,050	$57,631	$111,740	$92,197
Net realized gains/(losses) from investment transactions	192	7,182	(228)	1,508
Change in net assets resulting from operations	8,242	64,813	111,512	93,705
Distributions to Shareholders:
From net investment income:
Administrative Shares	(6,591)	(46,109)	(60,004)	(43,888)
Service Shares	(285)	(2,220)	—	—
Institutional Shares	(1,156)	(9,300)	(51,716)	(48,309)
Premier Shares	—	—	(17)	(6)
From net realized gains:
Administrative Shares	(4,607)	—	—	—
Service Shares	(206)	—	—	—
Institutional Shares	(727)	—	—	—
Change in net assets from shareholder distributions	(13,572)	(57,629)	(111,737)	(92,203)
Change in net assets from capital transactions	82,082,130	70,813,677	11,787,289	256,296,584
Change in net assets	82,076,800	70,820,861	11,787,064	256,298,086

Net Assets:
Beginning of year	1,047,955,099	977,134,238	1,184,304,147	928,006,061
End of year	$1,130,031,899	$1,047,955,099	$1,196,091,211	$1,184,304,147
Accumulated net investment income/(distributions in excess of net investment income)	$—	$(736)	$(464)	$(467)

Share Transactions*:
Administrative Shares
Issued	2,294,275,921	1,071,907,761	1,690,661,672	951,243,891
Reinvested	7	33	817	811
Redeemed	(2,175,711,975)	(1,037,429,713)	(1,581,792,296)	(804,936,878)
Change in Administrative Shares	118,563,953	34,478,081	108,870,193	146,307,824
Service Shares
Issued	217,897,684	225,823,467	—	—
Redeemed	(207,851,443)	(226,435,578)	—	—
Change in Service Shares	10,046,241	(612,111)	—	—
Institutional Shares
Issued	146,174,064	215,084,669	842,507,560	924,627,972
Reinvested	45	8	1,327	1,281
Redeemed	(192,702,143)	(178,136,970)	(939,568,436)	(814,859,884)
Change in Institutional Shares	(46,528,034)	36,947,707	(97,059,549)	109,769,369
Premier Shares
Issued	—	—	1,918,931	2,190,234
Reinvested	—	—	16	6
Redeemed	—	—	(1,942,302)	(1,970,849)
Change in Premier Shares	—	—	(23,355)	219,391
Change in shares:	82,082,160	70,813,677	11,787,289	256,296,584

* Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Tax-Free Money Market Fund
	Year Ended	Year Ended
	August 31,	August 31,
From Investment Activities:	2014	2013
Operations:
Net investment income	$2,403	$52,454
Net realized gains/(losses) from investment transactions	631	(750)
Change in net assets resulting from operations	3,034	51,704
Distributions to Shareholders:
From net investment income:
Administrative Shares	(21)	(673)
Institutional Shares	(160)	(1,248)
Select Shares	(2,222)	(50,530)
Premier Shares	—	(3)
From net realized gains:
Administrative Shares	(2)	(12)
Institutional Shares	(18)	(20)
Select Shares	(292)	(375)
Change in net assets from shareholder distributions	(2,715)	(52,861)
Change in net assets from capital transactions	(78,760,421)	(118,439,011)
Change in net assets	(78,760,102)	(118,440,168)

Net Assets:
Beginning of year	318,285,724	436,725,892
End of year	$239,525,622	$318,285,724
Accumulated net investment income/(distributions in excess of net investment income)	$13	$13

Share Transactions*:
Administrative Shares
Issued	17,564,556	35,896,940
Redeemed	(19,271,641)	(41,698,701)
Change in Administrative Shares	(1,707,085)	(5,801,761)
Institutional Shares
Issued	112,178,164	133,869,361
Redeemed	(125,688,627)	(116,194,333)
Change in Institutional Shares	(13,510,463)	17,675,028
Select Shares
Issued	388,196,980	402,410,351
Redeemed	(451,739,936)	(532,732,973)
Change in Select Shares	(63,542,956)	(130,322,622)
Premier Shares
Issued	693	20,833
Reinvested	—	3
Redeemed	(611)	(10,492)
Change in Premier Shares	82	10,344
Change in shares:	(78,760,422)	(118,439,011)

* Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
From Investment Activities:
Operations:
Net investment income	$1,082,439	$1,098,856	$1,474,311	$1,976,206
Net realized gains/(losses) from investment transactions	(382)	75,950	(896,042)	483,566
Change in unrealized appreciation/depreciation on investments	1,097,396	(2,085,580)	3,075,090	(760,932)
Change in net assets resulting from operations	2,179,453	(910,774)	3,653,359	1,698,840
Distributions to Shareholders:
From net investment income:
Investor Shares	(59,571)	(63,685)	(414,969)	(647,406)
Institutional Shares	(976,582)	(1,014,891)	(1,419,577)	(1,455,554)
A Shares	(46,282)	(19,375)	(63,951)	(9,512)
From net realized gains:
Investor Shares	(4,463)	(366)	—	—
Institutional Shares	(63,662)	(5,424)	—	—
A Shares	(3,447)	(123)	—	—
Change in net assets from shareholder distributions	(1,154,007)	(1,103,864)	(1,898,497)	(2,112,472)
Change in net assets from capital transactions	(846,123)	(6,188,470)	24,354,094	21,277,238
Change in net assets	179,323	(8,203,108)	26,108,956	20,863,606

Net Assets:
Beginning of year	35,865,914	44,069,022	142,485,788	121,622,182
End of year	$36,045,237	$35,865,914	$168,594,744	$142,485,788
Accumulated net investment income/(distributions in excess of net investment income)	$(4,129)	$(4,128)	$15,671	$64,539

Capital Transactions:
Investor Shares
Proceeds from shares issued	$121	$287,818	$18,371,010	$33,623,951
Dividends reinvested	47,686	47,029	365,766	587,590
Cost of shares redeemed	(464,986)	(442,410)	(17,453,004)	(35,490,565)
Change in net assets from Investor Shares	(417,179)	(107,563)	1,283,772	(1,279,024)
Institutional Shares
Proceeds from shares issued	5,717,084	4,198,367	34,247,108	36,637,605
Dividends reinvested	121,541	128,666	377,270	472,875
Cost of shares redeemed	(6,053,684)	(11,891,200)	(16,529,743)	(17,494,008)
Change in net assets from Institutional Shares	(215,059)	(7,564,167)	18,094,635	19,616,472
A Shares
Proceeds from shares issued	733,186	2,185,157	9,534,620	3,439,590
Dividends reinvested	41,871	16,648	58,666	4,162
Cost of shares redeemed	(988,942)	(718,545)	(4,617,599)	(503,962)
Change in net assets from A Shares	(213,885)	1,483,260	4,975,687	2,939,790
Change in net assets resulting from capital transactions:	$(846,123)	$(6,188,470)	$24,354,094	$21,277,238

Share Transactions:
Investor Shares
Issued	10	24,932	1,918,310	3,505,611
Reinvested	4,246	4,085	38,198	61,296
Redeemed	(41,260)	(38,553)	(1,822,310)	(3,698,047)
Change in Investor Shares	(37,004)	(9,536)	134,198	(131,140)
Institutional Shares
Issued	508,722	363,807	3,581,347	3,825,078
Reinvested	10,837	11,087	39,410	49,402
Redeemed	(537,808)	(1,024,442)	(1,726,602)	(1,825,582)
Change in Institutional Shares	(18,249)	(649,548)	1,894,155	2,048,898
A Shares
Issued	65,412	192,336	996,584	359,415
Reinvested	3,722	1,444	6,121	436
Redeemed	(87,669)	(61,996)	(481,965)	(52,992)
Change in A Shares	(18,535)	131,784	520,740	306,859
Change in shares:	(73,788)	(527,300)	2,549,093	2,224,617

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Bond Fund		Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
From Investment Activities:
Operations:
Net investment income	$319,290	$476,891	$1,180,971	$1,095,576
Net realized gains/(losses) from investment transactions	4,932	80,423	209,348	637,407
Change in unrealized appreciation/depreciation on investments	1,297,862	622,440	1,566,811	(1,403,447)
Change in net assets resulting from operations	1,622,084	1,179,754	2,957,130	329,536
Distributions to Shareholders:
From net investment income:
Investor Shares	(221,974)	(288,500)	(158,140)	(286,391)
Institutional Shares	(275,021)	(282,296)	(1,107,985)	(1,044,197)
A Shares	(19,643)	(1,239)	(4,332)	(927)
Change in net assets from shareholder distributions	(516,638)	(572,035)	(1,270,457)	(1,331,515)
Change in net assets from capital transactions	9,589,809	8,685,528	23,130,151	752,669
Change in net assets	10,695,255	9,293,247	24,816,824	(249,310)

Net Assets:
Beginning of year	32,571,246	23,277,999	48,292,389	48,541,699
End of year	$43,266,501	$32,571,246	$73,109,213	$48,292,389
Accumulated net investment income/(distributions in excess of net investment income)	$27,246	$20,865	$28,609	$(10,757)

Capital Transactions:
Investor Shares
Proceeds from shares issued	$9,652,329	$12,301,741	$1,078,875	$2,069,752
Dividends reinvested	211,330	277,990	156,639	284,676
Cost of shares redeemed	(9,656,803)	(6,320,179)	(4,579,977)	(4,325,828)
Change in net assets from Investor Shares	206,856	6,259,552	(3,344,463)	(1,971,400)
Institutional Shares
Proceeds from shares issued	11,248,585	4,813,233	29,632,611	11,114,532
Dividends reinvested	98,544	53,722	228,331	316,468
Cost of shares redeemed	(4,988,596)	(2,543,639)	(3,822,334)	(8,760,171)
Change in net assets from Institutional Shares	6,358,533	2,323,316	26,038,608	2,670,829
A Shares
Proceeds from shares issued	4,736,757	135,670	469,862	52,505
Dividends reinvested	18,958	688	3,590	735
Cost of shares redeemed	(1,731,295)	(33,698)	(37,446)	—
Change in net assets from A Shares	3,024,420	102,660	436,006	53,240
Change in net assets resulting from capital transactions:	$9,589,809	$8,685,528	$23,130,151	$752,669

Share Transactions:
Investor Shares
Issued	927,143	1,201,027	114,400	216,951
Reinvested	20,263	27,205	16,575	29,846
Redeemed	(930,173)	(617,753)	(484,370)	(453,598)
Change in Investor Shares	17,233	610,479	(353,395)	(206,801)
Institutional Shares
Issued	1,079,966	467,001	3,150,853	1,167,122
Reinvested	9,453	5,277	24,142	33,196
Redeemed	(479,726)	(247,874)	(405,240)	(920,197)
Change in Institutional Shares	609,693	224,404	2,769,755	280,121
A Shares
Issued	453,853	13,222	49,615	5,493
Reinvested	1,803	67	378	77
Redeemed	(164,920)	(3,292)	(3,983)	—
Change in A Shares	290,736	9,997	46,010	5,570
Change in shares:	917,662	844,880	2,462,370	78,890

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
From Investment Activities:
Operations:
Net investment income	$1,173,682	$1,417,414	$245,031	$322,809
Net realized gains/(losses) from investment transactions	4,160,894	4,022,068	3,831,277	3,604,120
Change in unrealized appreciation/depreciation on investments	3,954,911	265,411	2,568,288	737,224
Change in net assets resulting from operations	9,289,487	5,704,893	6,644,596	4,664,153
Distributions to Shareholders:
From net investment income:
Investor Shares	(214,475)	(270,496)	(11,264)	(15,141)
Institutional Shares	(992,009)	(1,127,663)	(244,931)	(305,471)
A Shares	(4,421)	(1,974)	(1,626)	(208)
From net realized gains:
Investor Shares	(839,434)	(241,379)	(220,253)	(2,589)
Institutional Shares	(3,092,116)	(912,905)	(3,288,079)	(41,945)
A Shares	(17,979)	(323)	(20,172)	(17)
Change in net assets from shareholder distributions	(5,160,434)	(2,554,740)	(3,786,325)	(365,371)
Change in net assets from capital transactions	(2,732,277)	(886,841)	5,691,988	(4,207,940)
Change in net assets	1,396,776	2,263,312	8,550,259	90,842

Net Assets:
Beginning of year	66,921,149	64,657,837	29,545,443	29,454,601
End of year	$68,317,925	$66,921,149	$38,095,702	$29,545,443
Accumulated net investment income/(distributions in excess of net investment income)	$260,712	$308,866	$39,618	$52,408

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,252,368	$1,733,243	$236,133	$165,592
Dividends reinvested	1,053,589	510,558	230,397	17,696
Cost of shares redeemed	(5,401,287)	(2,242,060)	(271,482)	(115,437)
Change in net assets from Investor Shares	(3,095,330)	1,741	195,048	67,851
Institutional Shares
Proceeds from shares issued	463,352	674,102	6,118,533	3,619,291
Dividends reinvested	4,082,406	2,039,011	2,394,491	78,842
Cost of shares redeemed	(4,122,506)	(3,877,916)	(3,507,243)	(8,025,187)
Change in net assets from Institutional Shares	423,252	(1,164,803)	5,005,781	(4,327,054)
A Shares
Proceeds from shares issued	52,770	290,918	507,384	51,039
Dividends reinvested	21,350	2,050	21,798	224
Cost of shares redeemed	(134,319)	(16,747)	(38,023)	—
Change in net assets from A Shares	(60,199)	276,221	491,159	51,263
Change in net assets resulting from capital transactions:	$(2,732,277)	$(886,841)	$5,691,988	$(4,207,940)

Share Transactions:
Investor Shares
Issued	91,258	131,479	16,659	13,171
Reinvested	78,050	39,938	16,821	1,453
Redeemed	(395,420)	(170,129)	(18,829)	(9,200)
Change in Investor Shares	(226,112)	1,288	14,651	5,424
Institutional Shares
Issued	33,431	50,746	430,769	288,149
Reinvested	301,424	159,111	174,180	6,532
Redeemed	(300,211)	(291,397)	(244,453)	(636,184)
Change in Institutional Shares	34,644	(81,540)	360,496	(341,503)
A Shares
Issued	3,805	21,979	35,603	3,907
Reinvested	1,584	155	1,589	18
Redeemed	(10,046)	(1,234)	(2,691)	—
Change in A Shares	(4,657)	20,900	34,501	3,925
Change in shares:	(196,125)	(59,352)	409,648	(332,154)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

	Opportunistic Fund		World Energy Fund
	Year Ended	Year Ended	For the period Feb. 4, 2014(a)
	August 31, 2014	August 31, 2013	through Aug. 31, 2014
From Investment Activities:
Operations:
Net investment income	$10,313	$11,319	$167,564
Net realized gains/(losses) from investment transactions	511,180	540,280	208,800
Change in unrealized appreciation/depreciation on investments	884,250	(12,387)	2,680,589
Change in net assets resulting from operations	1,405,743	539,212	3,056,953
Distributions to Shareholders:
From net investment income:
Investor Shares	—	(521)	(8,296)
Institutional Shares	(20,811)	(3,922)	(59,854)
A Shares	(2,163)	(619)	(19,628)
C Shares	—	—	(5,890)
From net realized gains:
Investor Shares	(43,232)	(12,929)	—
Institutional Shares	(414,268)	(28,187)	—
A Shares	(135,952)	(15,098)	—
Change in net assets from shareholder distributions	(616,426)	(61,276)	(93,668)
Change in net assets from capital transactions	10,427,208	6,113,970	37,799,330
Change in net assets	11,216,525	6,591,906	40,762,615
Net Assets:
Beginning of year	7,874,644	1,282,738	—
End of year	$19,091,169	$7,874,644	$40,762,615
Accumulated net investment income/(distributions in excess of net investment income)	$6,270	$(1,312)	$28,006
Capital Transactions:
Investor Shares
Proceeds from shares issued	$672,880	$404,595	$5,389,021
Dividends reinvested	42,563	13,045	8,012
Cost of shares redeemed	(108,247)	(102,538)	(411,898)
Change in net assets from Investor Shares	607,196	315,102	4,985,135
Institutional Shares
Proceeds from shares issued	7,168,751	5,817,181	19,870,491
Dividends reinvested	368,210	28,211	13,804
Cost of shares redeemed	(1,003,737)	(1,061,845)	(344,616)
Change in net assets from Institutional Shares	6,533,224	4,783,547	19,539,679
A Shares
Proceeds from shares issued	3,983,778	1,060,355	8,795,004
Dividends reinvested	136,520	15,078	19,306
Cost of shares redeemed	(833,510)	(60,112)	(280,629)
Change in net assets from A Shares	3,286,788	1,015,321	8,533,681
C Shares
Proceeds from shares issued	—	—	4,744,802
Dividends reinvested	—	—	5,573
Cost of shares redeemed	—	—	(9,540)
Change in net assets from C Shares	—	—	4,740,835
Change in net assets resulting from capital transactions:	$10,427,208	$6,113,970	$37,799,330
Share Transactions:
Investor Shares
Issued	49,746	31,945	488,157
Reinvested	3,127	1,147	702
Redeemed	(7,936)	(8,618)	(37,971)
Change in Investor Shares	44,937	24,474	450,888
Institutional Shares
Issued	522,476	477,084	1,864,880
Reinvested	26,867	2,477	1,209
Redeemed	(73,008)	(88,973)	(30,871)
Change in Institutional Shares	476,335	390,588	1,835,218
A Shares
Issued	290,041	85,213	810,560
Reinvested	10,000	1,326	1,693
Redeemed	(60,704)	(4,961)	(25,560)
Change in A Shares	239,337	81,578	786,693
C Shares
Issued	—	—	438,386
Reinvested	—	—	491
Redeemed	—	—	(864)
Change in C Shares	—	—	438,013
Change in shares:	760,609	496,640	3,510,812

(a)        Commencement of operations February 4, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Treasury Fund

Schedule of Portfolio Investments
August 31, 2014

Principal
Amount	Security Description	Amortized Cost

U.S. Treasury Obligations (32.5%)
U.S. Treasury Bills
$10,000,000	0.02%, 9/4/14 (a)	$9,999,978
70,000,000	0.02%, 9/11/14 (a)	69,999,495
50,000,000	0.03%, 9/18/14 (a)	49,999,277
		129,998,750
U.S. Treasury Notes
20,000,000	0.25%, 12/15/14	20,007,253
20,000,000	0.25%, 1/15/15	20,006,048
5,000,000	0.25%, 1/31/15	5,001,841
10,000,000	0.25%, 5/15/15	10,009,686
10,000,000	0.25%, 7/15/15	10,008,299
5,000,000	0.25%, 8/15/15	5,004,806
25,000,000	0.25%, 9/15/15	25,028,864
10,000,000	0.38%, 11/15/14	10,005,317
5,000,000	0.38%, 3/15/15	5,005,565
10,000,000	0.38%, 4/15/15	10,013,494
15,000,000	0.38%, 6/15/15	15,031,805
5,000,000	1.25%, 8/31/15	5,055,134
15,000,000	2.13%, 11/30/14	15,072,785
10,000,000	2.13%, 5/31/15	10,149,527
10,000,000	2.38%, 9/30/14	10,017,576
15,000,000	2.38%, 2/28/15	15,163,005
10,000,000	2.50%, 3/31/15	10,137,195
15,000,000	4.13%, 5/15/15	15,421,674
10,000,000	4.25%, 11/15/14	10,084,181
10,000,000	4.25%, 8/15/15	10,390,601
		236,614,656
Total U.S. Treasury Obligations		366,613,406

Repurchase Agreements (65.2%)
155,000,000	Bank of Montreal, 0.03%, 9/2/14, (Purchased on 8/29/14, proceeds at maturity $155,000,517, collateralized by various U.S. Treasury Obligations, (0.25% - 3.75%), (1/15/15 - 5/15/44), fair value $158,100,035)	155,000,000
202,100,000	Credit Agricole CIB, 0.05%, 9/2/14, (Purchased on 8/29/14, proceeds at maturity $202,101,123, collateralized by U.S. Treasury Notes, (1.63%), (1/15/15), fair value $206,142,079)	202,100,000
20,000,000	Goldman Sachs & Co., 0.01%, 9/2/14, (Purchased on 8/29/14, proceeds at maturity $20,000,022, collateralized by various U.S. Treasury Obligations, (2.25% - 3.13%), (1/31/15 - 1/31/17), fair value $20,400,055)	20,000,000
200,000,000	RBC Capital Markets, LLC, 0.03%, 9/2/14, (Purchased on 8/29/14, proceeds at maturity $200,000,667, collateralized by various U.S. Treasury Obligations, (0.00% - 6.13%), (2/5/15 - 11/15/39 ), fair value $204,000,063)	200,000,000

Principal
Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$160,000,000	SG Americas Securities LLC, 0.05%, 9/2/14, (Purchased on 8/29/14, proceeds at maturity $160,000,889, collateralized by various U.S. Treasury Obligations, (0.00% - 11.25%), (8/31/14 - 1/15/21), fair value $163,200,093)	$160,000,000
Total Repurchase Agreements		737,100,000

Total Investments (Cost $1,103,713,406) (b) — 97.7%		1,103,713,406
Other assets in excess of liabilities — 2.3%		26,318,493
Net Assets — 100.0%		$1,130,031,899

(a)	Rate represents the effective yield at purchase.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments
August 31, 2014

Principal		Amortized Cost
Amount	Security Description	or Value

Certificates of Deposit (6.7%)
$20,000,000	Rabobank Nederland NV NY, 0.27%, 2/26/15 (a)	$20,000,000
30,000,000	Svenska Handelsbanken NY, 0.20%, 10/21/14	30,000,208
10,000,000	Toronto Dominion Bank NY, 0.17%, 11/18/14	10,000,000
5,000,000	Toronto Dominion Bank NY, 0.17%, 12/2/14	5,000,000
15,000,000	Toronto Dominion Bank NY, 0.25%, 12/1/14	15,000,000
Total Certificates of Deposit		80,000,208

Commercial Paper (33.4%)
Automobiles (2.5%)
30,000,000	Toyota Motor Credit Corp., 0.20%, 12/30/14 (b)	29,980,000
Banking (8.4%)
30,000,000	National Australia Funding, 0.16%, 11/20/14 (b)(c)	29,989,333
30,000,000	Nordea Bank AB, 0.19%, 1/5/15 (b)(c)	29,980,050
10,000,000	Rabobank USA Finance Corp., 0.21%, 10/1/14 (b)	9,998,250
10,000,000	Westpac Banking Corp., 0.18%, 9/26/14 (b)(c)	9,998,750
20,000,000	Westpac Banking Corp., 0.30%, 12/29/14 (b)(c)	19,980,167
		99,946,550
Beverages (2.5%)
15,000,000	Coca-Cola Co., 0.17%, 9/10/14 (b)(c)	14,999,363
15,000,000	Coca-Cola Co., 0.19%, 9/5/14 (b)(c)	14,999,683
		29,999,046
Computers & Peripherals (2.5%)
6,500,000	Apple, Inc., 0.11%, 11/13/14 (b)(c)	6,498,550
23,500,000	Apple, Inc., 0.11%, 11/20/14 (b)(c)	23,494,256
		29,992,806
Consumer Products (2.5%)
30,000,000	Procter & Gamble Co., 0.14%, 1/7/15 (b)(c)	29,985,067
Diversified Manufacturing Operations (2.5%)
30,000,000	Total Capital Canada Ltd., 0.10%, 9/22/14 (b)(c)	29,998,250
Food-Miscellaneous/Diversified (2.5%)
30,000,000	Nestle Capital Corp., 0.17%, 9/11/14 (b)(c)	29,998,583
Integrated Oil & Gas (2.5%)
30,000,000	Chevron Corp., 0.10%, 11/21/14 (b)(c)	29,993,250
Internet (2.5%)
30,000,000	Google, Inc., 0.09%, 9/16/14 (b)(c)	29,998,875
IT Services (5.0%)
30,000,000	IBM Corp., 0.08%, 9/8/14 (b)(c)	29,999,533
30,000,000	Wal-Mart Stores, Inc., 0.09%, 10/6/14 (b)(c)	29,997,375
		59,996,908
Total Commercial Paper		399,889,335

U.S. Government Agency Securities (20.1%)
Federal Farm Credit Bank
5,000,000	0.10%, 7/28/15 (a)	4,999,774
5,000,000	0.15%, 7/9/15	4,999,063
		9,998,837
Federal Home Loan Bank
40,000,000	0.08%, 11/5/14 (b)	39,994,142
5,000,000	0.10%, 11/26/14 (a)	4,999,941

Principal		Amortized Cost
Amount	Security Description	or Value

U.S. Government Agency Securities, continued:
Federal Home Loan Bank, continued:
$10,000,000	0.10%, 3/20/15 (a)	$10,000,000
10,000,000	0.10%, 5/20/15 (a)	10,000,000
10,000,000	0.11%, 7/7/15 (a)	9,999,577
10,000,000	0.11%, 6/25/15 (a)	10,000,000
15,000,000	0.12%, 5/8/15	14,999,862
10,000,000	0.13%, 6/16/15	9,997,870
10,000,000	0.16%, 10/10/14	9,999,976
10,000,000	0.20%, 12/30/14, Callable 9/19/14 @ 100 *	10,000,000
15,000,000	0.20%, 4/24/15, Callable 9/26/14 @ 100 *	15,000,000
15,000,000	0.21%, 1/20/15, Callable 9/30/14 @ 100 *	15,000,000
		159,991,368
Federal Home Loan Mortgage Corp.
30,000,000	Series RB, 0.11%, 9/4/14 (b)	29,999,738
10,000,000	0.12%, 9/3/14 (b)	9,999,933
30,000,000	Series RB, 0.17%, 8/18/15 (b)	29,951,494
		69,951,165
Total U.S. Government Agency Securities		239,941,370

Repurchase Agreements (37.4%)
10,000,000	Bank of Montreal, 0.03%, 9/2/14, (Purchased on 8/29/14, Proceeds at maturity $10,000,033, collateralized by various U.S. Treasury Notes, (1.88% - 2.5%), (6/30/20 - 8/15/23), fair value $10,200,037)	10,000,000
187,000,000	Credit Agricole CIB, 0.05%, 9/2/14, (Purchased on 8/29/14, Proceeds at maturity $187,001,039, collateralized by U.S. Treasury Notes, (0.50%), (4/15/15), fair value $190,740,022)	187,000,000
50,000,000	Goldman Sachs & Co., 0.04%, 9/2/14, (Purchased on 8/29/14, Proceeds at maturity $50,000,222, collateralized by various U.S. Government Agency Obligations, (0.63% - 5.55%), (8/26/16 - 5/22/37) fair value $51,000,675)	50,000,000
50,000,000	RBC Capital Markets LLC, 0.04%, 9/2/14, (Purchased on 8/29/14, Proceeds at maturity $50,000,222, collateralized by various U.S. Government Agency Obligations, (0.00% - 5.38%), (9/10/14 - 10/11/33) fair value $51,003,816)	50,000,000
150,000,000	Wells Fargo Securities LLC, 0.05%, 9/2/14, (Purchased on 8/29/14, Proceeds at maturity $150,000,833, collateralized by various U.S. Government Agency Obligations, (0.00% - 8.25%), (9/3/14 - 8/6/37) fair value $153,000,632)	150,000,000
Total Repurchase Agreements		447,000,000

Time Deposit (2.4%)
29,119,736	Royal Bank of Canada, Toronto, 0.05%, 9/2/14	29,119,736
Total Time Deposit		29,119,736

Total Investments (Cost $1,195,950,649) (d) — 100.0%		1,195,950,649
Other assets in excess of liabilities — 0.0%		140,562
Net Assets — 100.0%		$1,196,091,211

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(b)	Rate represents the effective yield at purchase.
(c)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments
August 31, 2014

Principal		Amortized Cost
Amount	Security Description	or Value

Municipal Bonds (83.9%)
Variable Rate Demand Notes (79.7%)
Alaska (3.3%)
$8,000,000	Valdez Alaska Marine Terminal Revenue, 0.03%, next reset date 9/1/14, final maturity 12/1/33(a)	$8,000,000
Colorado (2.1%)
5,000,000	Castle Rock Colorado Certificate of Participation, 0.08%, next reset date 9/7/14, final maturity 9/1/37, Enhanced by: LOC(a)	5,000,000
Florida (1.9%)
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.08%, next reset date 9/7/14, final maturity 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
Georgia (3.8%)
9,000,000	Georgia Private Colleges & Universities Authority Revenue, 0.03%, next reset date 9/7/14, final maturity 9/1/35(a)	9,000,000
Illinois (4.8%)
8,200,000	Cook County Illinois Revenue, 0.05%, next reset date 9/7/14, final maturity 5/1/35, Enhanced by: LOC(a)	8,200,000
3,400,000	Romeoville Illinois Revenue, 0.03%, next reset date 9/ 1/14, final maturity 10/1/36(a)	3,400,000
		11,600,000
Indiana (8.3%)
10,110,000	Indiana Municipal Power Agency Revenue, 0.06%, next reset date 9/7/14, final maturity 1/1/18, Enhanced by: LOC(a)	10,110,000
9,900,000	Indiana State Financial Authority Hospital Revenue, 0.04%, next reset date 9/7/14, final maturity 3/1/33, Enhanced by: LOC(a)	9,900,000
		20,010,000
Kentucky (1.5%)
3,500,000	Jeffersontown Kentucky Lease Program Revenue, 0.05%, next reset date 9/7/14, final maturity 3/1/30, Enhanced by: LOC(a)	3,500,000
Mississippi (4.2%)
10,000,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue, 0.04%, next reset date 9/7/14, final maturity 12/1/30, Insured by: GTY(a)	10,000,000
Missouri (3.8%)
9,060,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 0.07%, next reset date 9/7/14, final maturity 11/1/18, Enhanced by: LOC(a)	9,060,000
North Carolina (6.0%)
8,000,000	Charlotte-Mecklenburg North Carolina Hospital Authority Health Care System Revenue, 0.04%, next reset date 9/7/14, final maturity 1/15/44, Insured by: AGM(a)	8,000,000

Principal		Amortized Cost
Amount	Security Description	or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
North Carolina, continued:
$6,400,000	North Carolina State Medical Care Commission Health Care Facilities Revenue, 0.05%, next reset date 9/7/14, final maturity 10/1/38, Enhanced by: LOC(a)	$6,400,000
		14,400,000
Pennsylvania (8.5%)
10,700,000	Delaware River Port Authority Pennsylvania & New Jersey Revenue, 0.04%, next reset date 9/7/14, final maturity 1/1/26, Enhanced by: LOC(a)	10,700,000
1,500,000	Emmaus Pennsylvania General Authority Revenue, 0.04%, next reset date 9/7/14, final maturity 3/1/24, Enhanced by: LOC(a)	1,500,000
8,000,000	Philadelphia PA, 0.04%, next reset date 9/7/14, final maturity 8/1/31, Enhanced by: LOC(a)	8,000,000
		20,200,000
South Carolina (4.5%)
4,290,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, 0 .08%, next reset date 9/7/14, final maturity 3/1/27, Enhanced by: LOC(a)	4,290,000
6,545,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, 0 .05%, next reset date 9/7/14, final maturity 11/1/25, Enhanced by: LOC(a)	6,545,000
		10,835,000
Tennessee (3.3%)
7,830,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.08%, next reset date 9/7/14, final maturity 11/1/27, Enhanced by: LOC(a)	7,830,000
Texas (11.1%)
6,600,000	Austin Texas Hotel Occupancy Tax Revenue, 0.06%, next reset date 9/7/14, final maturity 11/15/29, Enhanced by: LOC(a)	6,600,000
6,000,000	Gulf Coast Waste Disposal Authority Revenue, Exxon Mobil Corp., 0.02%, next reset date 9/1/14, final maturity 6/1/20(a)	6,000,000
8,250,000	Lower Neches Valley Authority Texas Revenue, 0.03%, next reset date 9/1/14, final maturity 11/1/29(a)	8,250,000
6,000,000	Tarrant County Texas Cultural Educational Facilities Finance Corp. Hospital Revenue, 0.05%, next reset date 9/7/14, final maturity 11/15/50, Enhanced by: LOC(a)	6,000,000
		26,850,000
Virginia (3.1%)
7,400,000	Hanover County Virginia Economic Development Authority Revenue, 0.05%, next reset date 9/7/14, final maturity 11/1/25, Enhanced by: LOC(a)	7,400,000

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Wisconsin (5.2%)
$5,860,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, Chevron U.S.A., Inc., 0.05%, next reset date 9/7/14, final maturity 9/1/40, Enhanced by: LOC(a)	$5,860,000
6,530,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.05%, next reset date 9/7/14, final maturity 3/1/36, Enhanced by: LOC(a)	6,530,000
Wyoming (4.3%)		12,390,000
10,200,000	Sweetwater County Wyoming Pollution Control Revenue, 0.05%, next reset date 9/7/14, final maturity 7/1/15, Enhanced by: LOC(a)	10,200,000
Total Variable Rate Demand Notes		190,865,000
Fixed Rate Municipal Bonds (4.2%)
Texas (4.2%)
10,000,000	Texas State Revenue, 1.50%, final maturity 8/31/15	10,135,300
Total Fixed Rate Municipal Bonds		10,135,300
Total Municipal Bonds		201,000,300

Municipal Commercial Paper (12.7%)
Arizona (3.9%)
9,400,000	Phoenix Civic Improvement Corp., 0.09%, final maturity 11/18/14, Enhanced by: LOC	9,400,000
Illinois (4.6%)
11,000,000	Illinois Educational Facilities Authority Revenue, 0.09%, final maturity 9/8/14, Enhanced by: LOC	11,000,000

Shares or Principal Amount	Security Description	Amortized Cost or Value

Municipal Commercial Paper, continued:
Virginia (4.2%)
$10,000,000	Peninsula Ports Authority of Virginia Revenue, 0.09%, final maturity 11/19/14, Enhanced by: LOC	$10,000,000
Total Municipal Commercial Paper		30,400,000

Investment Companies (7.6%)
9,187,671	Goldman Sachs Financial Square Funds-Tax Free Money Market Fund, 0.01%(b)	9,187,671
9,077,458	SEI Tax-Exempt Trust Institutional Tax Free Fund, Class A, 0.02%(b)	9,077,458
Total Investment Companies		18,265,129

Total Investments (Cost $249,665,429) (c) — 104.2%		249,665,429
Liabilities in excess of other assets — (4.2)%		(10,139,807)
Net Assets — 100.0%		$239,525,622

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014. The Fund has the option to put (sell) the security back to the issuer’s agent on the next and subsequent reset dates.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
GTY	Guarantor Agreement
LOC	Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments
August 31, 2014

Principal
Amount	Security Description	Value

Municipal Bonds (93.1%)
Arizona (4.3%)
$650,000	Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.00%, 10/1/25, Continuously Callable @ 100	$713,063
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Callable 7/1/18 @ 100*	819,803
		1,532,866
California (0.2%)
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	80,137
Colorado (2.6%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	948,817
Florida (2.1%)
700,000	Sarasota County Florida Utility System Revenue, Series A, 5.00%, 10/1/25, Callable 10/1/15 @ 100, Insured by: NATL-RE, AGC, FGIC*	731,633
Georgia (1.1%)
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Callable 1/1/19 @ 100*	407,190
Hawaii (2.3%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Callable 7/1/17 @ 100, Insured by: AGM*	839,272
Illinois (3.6%)
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: FSA	243,133
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: AGM, ETM	338,378
10,000	Williamson County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC	10,910
660,000	Williamson County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC, ETM	729,373
		1,321,794
Indiana (2.4%)
305,000	Bartholomew County Indiana Building Corp. Revenue, 4.25%, 7/15/15	315,294
500,000	Wayne Township Indiana Marion County School Building Corp. Revenue, 5.00%, 7/15/26, Continuously Callable @ 100, Insured by: NATL-RE, FGIC, State Aid Withholding	546,330
		861,624

Principal
Amount	Security Description	Value

Municipal Bonds, continued:
Iowa (2.2%)
$720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Callable 6/1/19 @ 100*	$787,118
Maryland (1.7%)
550,000	Maryland State, GO, 5.00%, 3/15/20, Callable 3/15 /17 @ 100*	613,921
Massachusetts (1.9%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: NATL-RE.	680,169
Minnesota (2.3%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Callable 12/1/19 @ 100*	821,513
New York (0.0%)
15,000	New York City Transit Authority Revenue, 5.40%, 1/1/18, Insured by: AGM, ETM	16,144
North Carolina (2.3%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Callable 2/1/19 @ 100*	817,995
Oregon (2.3%)
750,000	Washington County Oregon, GO, 5.00%, 6/1/24, Callable 6/1/16 @ 102*	822,690
Pennsylvania (6.8%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Callable 5/15/18 @ 100, Insured by: State Aid Withholding*	867,068
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Callable 2/15/19 @ 100, Insured by: State Aid Withholding*	742,014
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Callable 5/15/19 @ 100, Insured by: State Aid Withholding*	837,038
		2,446,120
South Carolina (2.3%)
775,000	South Carolina State, GO, Series A66, 4.00%, 4/1/24, Continuously Callable @ 100	839,967
Tennessee (2.2%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Callable 4/1/19`@ 100*	804,038
Texas (31.4%)
300,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Continuously Callable @ 100	339,477
610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	655,762
700,000	Goose Creek Texas Consolidated Independent School District, GO, 4.50%, 2/15/28, Callable 2/15/15 @ 100, Insured by: NATL-RE, FGIC, PSF- GTD*	713,734

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$750,000	Harris County Texas, GO, Series B, 5.00%, 10/1/24, Callable 10/1/14 @ 100*	$753,255
500,000	Houston Texas Community College, GO, 5.00%, 2/15/37, Continuously Callable @ 100	529,610
625,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Continuously Callable @ 100, Insured by: AGM	696,556
640,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: GTY	690,310
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Callable 2/15/19 @ 100*	875,160
500,000	Liberty Hill Texas Independent School District, GO, 5.00%, 8/1/35, Continuously Callable @ 100, Insured by: PSF-GTD	570,290
135,000	Midlothian Texas Independent School District, GO, 5.00%, 2/15/34, Continuously Callable @ 100, Insured by: PSF-GTD	136,993
365,000	Midlothian Texas Independent School District, GO, 5.00%, 2/15/34, Continuously Callable @ 100, Insured by: PSF-GTD	372,811
500,000	San Marcos Texas Tax & Toll Revenue, GO, 5.00%, 8/15/26, Callable 8/15/17 @ 100, Insured by: AGM*	553,840
500,000	Spring Texas Independent School District, GO, 5.00%, 8/15/27, Continuously Callable @ 100, Insured by: PSF-GTD	568,470
575,000	Texas State, GO, 4.50%, 4/1/33, Continuously Callable @ 100	613,588
450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Callable 2/15/18 @ 100, Insured by: PSF-GTD*	509,612
750,000	Williamson County Texas Pass-Through Toll Bond, GO, 5.00%, 2/15/21, Callable 2/15/19 @ 100*	866,662
640,000	Wylie Texas, GO, 5.00%, 2/15/21, Continuously Callable @ 100	723,629
1,050,000	Ysleta Texas Independent School District, GO, 5.00%, 8/15/23, Callable 8/15/16 @ 100, Insured by: PSF-GTD*	1,145,612
		11,315,371
Utah (2.2%)
700,000	Utah State Transit Authority Sales Tax Revenue, Series A, 5.00%, 6/15/32, Continuously Callable @ 100, Insured by: AGM	780,682
Virginia (2.3%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Callable 4/1/19 @ 100, Insured by: State Aid Withholding*	817,688

Shares or
Principal
Amount	Security Description	Value

Municipal Bonds, continued:
Washington (11.2%)
$500,000	King County Washington Public Hospital District No.1, GO, Series B, 5.25%, 12/1/37, Continuously Callable @ 100	$532,760
500,000	King County Washington Sewer Revenue, Series C, 5.00%, 1/1/35, Continuously Callable @ 100	562,720
500,000	Lewis County Washington Public Utility Revenue District No. 1, Series A, 5.00%,12/1/27, Continuously Callable @ 100, Insured by: AGM	555,330
750,000	Seattle Washington, GO, 5.00%, 5/1/21, Callable 5/1/19 @ 100*	875,819
685,000	Snohomish County Washington, GO, Series A, 5.00%, 12/1/27, Continuously Callable @ 100	775,646
605,000	Washington State, GO, Series B-1, 5.00%, 8/1/25, Continuously Callable @ 100	721,989
		4,024,264
Wisconsin (3.4%)
550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Callable 10/1/16 @ 100*	590,029
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Callable 12/1/18 @ 100*	638,772
		1,228,801
Total Municipal Bonds		33,539,814
Investment in Affiliates (6.3%)
2,277,136	Cavanal Hill Tax-Free Money Market Fund, Institutional Class, 0.01%(a)	2,277,136
Total Investment in Affiliates		2,277,136

Total Investments (Cost $33,379,622) (b) — 99.4%		35,816,950
Other assets in excess of liabilities — 0.6%		228,287
Net Assets — 100.0%		$36,045,237

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
GTY	Guarantor Agreement
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments
August 31, 2014

Principal
Amount	Security Description	Value

Asset Backed Securities (6.7%)
$264	ACE Securities Corp., Series 2005-SD3, Class A, 0.56%, 8/25/45(a)	$263
128,122	Aegis Asset Backed Securities Trust, Series 2004-6, Class M1, 0.70%, 3/25/35(a)	127,994
816,457	Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.42%, 5/10/32(a)(b)	800,128
7,307	AmeriQuest Mortgage Securities, Inc., Series 2003-IA1, Class A4, 4.97%, 11/25/33	7,286
370,143	Bayview Financial Acquisition Trust, Series 2003-AA, Class M2, 5.28%, 2/25/33(b)	370,373
151	Bayview Financial Acquisition Trust, Series 2005-B, Class 1A6, 5.21%, 4/28/39(a)	150
707,483	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A2, 5.48%,	717,003
737,461	Bayview Financial Acquisition Trust, 2/28/41(a) Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	747,940
209,179	Chase Funding Loan Acquisition Trust, Series 2003-C1, Class 1A5, 3.42%, 2/25/15	209,424
2,428	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	2,436
106,831	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34(a)	110,220
2,333,130	Coast Savings & Loan Assoc., Series 1992-1, Class A, 2.64%, 7/25/22(a)	2,348,783
53,040	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(a)	54,503
35,488	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 0.38%, 1/15/34(a)	32,337
807,942	Fremont Home Loan Trust, Series 2004- 3, Class M5, 2.03%, 11/25/34(a)	306,779
625,324	GSAMP Trust, Series 2005-HE4, Class M1, 0.61%, 7/25/45(a)	624,136
2,431	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(a)	2,433
126,069	Master Specialized Loan Trust, Series 2005-2, Class A2, 5.01%, 7/25/35(a)(b)	126,095
430,421	Nations Equipment Finance Funding LLC, Series 2013-1A, Class A, 1.70%, 11/20/16(b)	430,636
81,950	RAAC, Series 2006-RP1, Class A3, 0.46%, 10/25/45(a)(b)	81,146
3,014,303	Raspro Trust, Series 2005-1A, Class G, 0.63%, 3/23/24(a)(b)	2,961,552
380,144	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	375,918
187,309	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.72%, 9/25/33(a)	116,686

Principal
Amount	Security Description	Value

Asset Backed Securities, continued:
$254,145	Residential Asset Mortgage Products, Inc., Series 2003-RZ4, Class A7, 4.79%, 6/25/33(a)	$260,069
31,510	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(a)	31,537
130,707	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 4.37%, 7/25/33(a)	130,149
92,369	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.79%, 12/25/33(a)	93,703
381,267	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35(a)	244,324
Total Asset Backed Securities		11,314,003

Mortgage Backed Securities† (29.6%)
Alt-A - Adjustable Rate Mortgage Backed Securities (1.3%)
240,370	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 2.51%, 2/25/36(a)	164,822
19,095	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.13%, 7/25/35(a)	14,494
54,334	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 1.43%, 7/20/35(a)	43,348
4,510	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 0.25%, 10/25/36(a)	2,773
225,189	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(a)	234,808
39,721	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34(a)	41,869
15,253	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36(a)	12,295
48,062	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.20%, 9/25/34(a)	47,299
857,045	JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37(a)(b)	879,134
31,451	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 2.64%, 4/21/34(a)	31,831
69,974	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 2.87%, 8/25/35(a)	68,181
548,656	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36(a)	309,731
149,974	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.21%, 9/25/34(a)	150,714
52,540	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 3.73%, 1/25/36(a)	42,289
32,148	Residential Funding Mortgage Securities I, Inc., Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	32,123

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$138,806	Structured Asset Securities Corp., Series 2004-11XS, Class 1A4A, 5.80%, 6/25/34(a)	$142,084
		2,217,795
Alt-A - Fixed Rate Mortgage Backed Securities (1.6%)
38,046	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	36,556
60,549	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	54,317
14,608	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	15,204
77,006	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	71,135
48,053	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	39,693
46,723	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	40,306
48,420	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	41,946
281,604	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	223,977
130,646	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	136,464
150,118	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	127,357
44,535	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19	45,702
128,773	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	134,793
170,788	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20	177,673
8,693	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	9,214
589,982	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	632,329
37,315	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	38,601
11,785	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	12,160
315,360	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18	320,741
46,741	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19.	47,809
196,773	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19	199,888
33,111	Residential Accredit Loans, Inc., Series 2002-QS17, Class CB1, 6.00%, 11/25/32	33,170
103,261	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	83,550

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$30,415	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	$32,154
18,313	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	18,579
8,028	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	8,437
16,776	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	17,032
67,169	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	44,053
76,758	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	68,196
59,158	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	61,488
		2,772,524
Commercial Mortgage Backed Securities (0.5%)
16,565	GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38(a)	16,567
265,275	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A3, 5.82%, 2/12/51	265,445
286,991	Morgan Stanley Capital I Trust, Series 2005-HQ6, Class A3, 5.39%, 8/13/42(a)	287,633
231,184	RBSSP Resecuritization Trust, Series 2009-9, Class 13A1, 0.43%, 5/26/37(a) (b)	226,602
33,902	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, 5.13%, 1/15/41	33,922
		830,169
Prime Adjustable Rate Mortgage Backed Securities (4.0%)
135,920	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.46%, 3/25/35(a)	130,167
44,726	Adjustable Rate Mortgage Trust, Series2005-1, Class 2A22, 2.78%, 5/25/35(a)	43,576
401,651	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(a)	235,890
16,242	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 2.50%, 6/25/34(a)	16,412
46,572	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 2.65%, 7/25/33(a)	46,985
32,038	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 2.67%, 9/25/33(a)	32,097
36,601	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 2.70%, 2/25/36(a)	31,331
24,947	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.01%, 11/20/36(a)	20,686

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$18,895	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.39%, 9/25/34(a)	$16,975
37,952	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.43%, 10/25/35(a)	37,625
125,723	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 2.60%, 10/25/36(a)	108,765
26,140	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.61%, 1/25/35(a)	26,587
102,486	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.38%, 3/25/31(a)	107,343
51,840	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 4.95%, 7/25/37(a)	47,750
236,991	Citigroup Mortgage Loan Trust, Inc., Series 03-HE4, Class A, 0.56%, 12/25/33(a)(c)	236,491
69,881	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.56%, 8/25/35(a)	68,868
109,392	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.48%, 8/25/34(a)	95,784
17,353	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.54%, 2/25/34(a)	17,046
39,179	Countrywide Home Loans, Series 2003-58, Class 2A2, 2.61%, 2/19/34(a)	39,099
530	Countrywide Home Loans, Series 2003-42, Class 1A1, 2.90%, 9/25/33(a)	517
66,127	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.39%, 11/25/32(a)	6,121
113,800	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 2.70%, 11/25/34(a)	115,038
623,501	Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 2.06%, 6/26/37(a)(b)	626,474
529,360	Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36(a)(b)	536,366
46,500	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.56%, 10/25/35(a)	40,885
271,263	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 2.93%, 11/19/35(a)	263,420
264,196	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 2.92%, 7/25/35(a) (b)	267,127
112,041	GSR Mortgage Loan Trust, Series 2005- AR7, Class 2A1, 2.64%, 11/25/35(a)	109,976
104,353	GSR Mortgage Loan Trust, Series 2005- AR2, Class 1A2, 2.78%, 4/25/35(a)	100,417
226,053	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 2.67%, 1/19/35(a)	195,041

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$45,734	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.68%, 12/19/35(a)	$41,257
32,969	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.37%, 8/25/34(a)	29,193
116,974	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.37%, 8/25/34(a)	116,787
13,001	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 2.56%, 10/25/34(a)	12,732
143,413	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 2.59%, 9/25/36(a)	118,838
85,991	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 2.67%, 8/25/36(a)	61,019
56,623	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 4.75%, 7/25/36(a)	52,141
9,513	JPMorgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 2.46%, 8/25/36(a)	8,167
12,958	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 2.60%, 9/25/35(a)	12,933
20,945	JPMorgan Mortgage Trust, Series 2005- A4, Class 3A1, 2.21%, 7/25/35(a)	20,992
135,787	JPMorgan Re-REMIC, Series 2009-5, Class 2A1, 1.84%, 1/26/37(a)(b)	135,239
81,117	JPMorgan Re-REMIC, Series 2009-7, Class 8A1, 2.83%, 1/27/47(a)(b)	81,844
232,906	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(a)(b)	239,898
7,979	Master Seasoned Securities Trust, Series2005-1, Class 2A1, 6.21%, 9/25/17(a)	8,194
4,446	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.40%, 2/25/34(a)	4,493
35,957	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 2.56%, 7/25/34(a)	35,796
48,609	MLCC Mortgage Investors, Inc., Series2004-1, Class 2A2, 2.15%, 12/25/34(a)	48,384
411,894	Morgan Stanley Capital, Inc., Series 04- SD3, Class A, 0.61%, 6/25/34(a)(b)(c)	412,084
107,113	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.45%, 8/25/34(a)	107,881
68,955	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 2.68%, 8/25/34(a)	68,421
6,495	RAAC, Series 2004-SP2, Class A1, 5.91%, 1/25/17(a)	6,560
140,622	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.36%, 6/25/34(a)	139,876

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$28,373	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 2.39%, 12/25/35(a)	$27,012
107,267	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.46%, 12/25/34(a)	100,107
96,516	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.46%, 11/25/34(a)	96,238
499,383	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.52%, 4/25/34(a)	501,912
6,827	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.53%, 2/25/34(a)	6,902
40,719	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.46%, 12/27/35(a)	32,986
64,049	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 2.45%, 7/25/33(a)	63,847
92,873	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.25%, 8/20/35(a)	54,632
5,547	Washington Mutual, Series 2006-AR8, Class 1A1, 2.24%, 8/25/46(a)	4,851
25,923	Washington Mutual, Series 2004-AR3, Class A2, 2.38%, 6/25/34(a)	26,462
25,885	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.58%, 7/25/44(a)	24,785
189,242	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 2.05%, 11/25/36(a)	166,98l
31,495	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR1O, Class 1A2, 2.25%, 9/25/36(a)	28,629
16,030	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 2.53%, 12/25/34(a)	16,269
59,430	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.60%, 8/25/33(a)	60,850
20,292	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 2.61%, 6/25/34(a)	20,619
114,685	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 2.61%, 2/25/35(a)	115,595
32,315	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 2.62%, 6/25/34(a)	32,902
23,005	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A 1, 2.62%, 7/25/34(a)	23,290
11,978	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 2.62%, 4/25/36(a)	11,737
		6,800,194

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities (1.8%)
$2,437	Bank of America Funding Corp., Series2003-2, Class 2A1, 6.00%, 6/25/17	$2,487
143,860	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37(b)	146,215
249	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	251
64,673	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	67,987
236,925	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	254,759
23,641	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class2CB3, 8.00%, 8/25/34	25,675
138,078	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	141,069
1,946	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	1,947
263	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	264
26,602	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	27,146
263,417	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	270,412
110,234	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5Al, 6.50%, 4/25/33	111,841
52,338	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	54,897
178,166	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	94,154
88,124	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	96,390
70,508	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8 /25/36	58,647
99,062	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	96,473
54,185	GSR Mortgage Loan Trust, Series 2005- 8F, Class 7A1, 5.50%, 10/25/20	55,587
62,351	GSR Mortgage Loan Trust, Series 2005- 8F, Class 3A4, 6.00%, 11/25/35	55,345
170,092	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(b)	178,839
34,843	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	30,433
21,207	Master Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, 9/25/18	21,747

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$150,817	Master Asset Securitization Trust, Series 2003-11, Class 10A1, 5.00%, 12/25/18.	$151,556
29,394	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	29,990
13,390	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	13,814
19,299	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	20,526
9,654	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	9,791
18,505	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20	18,853
295	Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A1, 6.50%, 10/25/16	297
2,422	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	2,462
31,874	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	31,046
46,043	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	47,776
200,859	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	200,863
185,340	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	188,677
2,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	2,059
29,025	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	28,965
11,727	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	11,949
9,179	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	9,277
1,100	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	1,103
26,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-MS5, Class 1A1, 5.00%, 3/25/18	26,676
273,638	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 5A, 5.00%, 6/25/19	281,209
103,946	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19	108,883
		2,978,337
U.S. Government Agency Mortgage Backed Securities (20.4%)
2,231,518	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	2,058,589
68,282	Fannie Mae, 1.99%, 1/1/35, Pool #805386(a)	72,878
1,310,713	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	1,269,610
451,887	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	441,113

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$917,592	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	$910,860
19,895	Fannie Mae, 2.31%, 6/1/32, Pool #725286(a)	21,068
65,854	Fannie Mae, 2.42%, 2/1/30, Pool #556998(a)	66,177
31,665	Fannie Mae, 2.46%, 12/1/22, Pool #303247(a)	32,372
527,332	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	534,086
4,397,753	Fannie Mae, Series 2013-50, Class BE, 2.50%, 8/25/42	4,370,167
572,506	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	591,514
931,791	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	971,934
1,061,770	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	1,069,091
3,389,140	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	3,502,422
22,156	Fannie Mae, 3.00%, 7/1/27, Pool #123496(a)	22,257
1,222	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	1,234
61,813	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(a)	68,139
7,880	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	8,585
26,283	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(a)	30,916
406	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	468
1,485	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	1,511
1,443	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	1,630
6,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	6,849
20,019	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31(a)	21,838
839,289	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	800,425
2,121	Freddie Mac, 1.63%, 3/1/17, Pool #350044(a)	2,192
17,432	Freddie Mac, 1.92%, 4/1/36, Pool #1N0148(a)	18,337
1,384,325	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	1,386,198
1,926,956	Freddie Mac, Series 3747, Class HK, 2.50%, 7/15/37	1,975,947
395,301	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	392,698
3,405,335	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	3,455,533
697,353	Freddie Mac, Series 3724, Class NE, 3.00%, 7/15/38	721,341
1,498,951	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	1,536,753
366,988	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	366,689

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$3,257,048	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	$3,431,014
2,764,619	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	2,900,636
91,466	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	97,223
12,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	12,987
11,688	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	12,602
687	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	687
5,991	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	6,544
4,806	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	5,330
793	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	880
3,194	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	3,500
2,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	2,266
6,223	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	7,047
4,295	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	4,855
9,480	Government National Mortgage Assoc., 1.63%, 1/20/23, Pool #8123(a)	9,705
5,133	Government National Mortgage Assoc., 1.63%, 3/20/26, Pool #8832(a)	5,283
6,573	Government National Mortgage Assoc., 1.63%, 12/20/27, Pool #80141(a)	6,789
6,037	Government National Mortgage Assoc., 1.63%, 3/20/29, Pool #80263(a)	6,297
9,602	Government National Mortgage Assoc., 1.63%, 11/20/29, Pool #876947(a)	9,632
32,004	Government National Mortgage Assoc., 1.63%, 5/20/34, Pool #80916(a)	33,261
9,720	Government National Mortgage Assoc., 2.00%, 1/20/25, Pool #8580(a)	10,103
596,128	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	550,510
5,896	Government National Mortgage Assoc., 2.50%, 12/20/18, Pool #8437(a)	5,921
4,573	Government National Mortgage Assoc., 2.50%, 12/20/21, Pool #8889(a)	4,728
13,807	Government National Mortgage Assoc., 2.50%, 1/20/25, Pool #8585(a)	14,578
333,961	Government National Mortgage Assoc., Series 2012-14, Class PE, 3.00%, 11/20/40	342,199
1,049	Government National Mortgage Assoc., 4.00%, 2/20/16, Pool #8103(a)	1,082
171	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	195
206	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	229
89	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	99

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$504	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	$534
		34,218,137
Total Mortgage Backed Securities		49,817,156

Corporate Bonds (11.2%)
Banking (1.4%)
2,250,000	JPMorgan Chase & Co., 1.88%, 3/20/15, MTN	2,268,283
Beverages (1.4%)
2,250,000	Anheuser-Busch InBev NV, 4.13%, 1/15/15	2,280,272
Computers & Peripherals (1.0%)
1,650,000	Cisco Systems, Inc., 2.90%, 11/17/14	1,658,896
Diversified Financial Services (0.3%)
545,000	General Electric Capital Corp., 1.63%, 7/2/15	550,861
Electric Utilities (0.6%)
1,000,000	Wisconsin Electric Power Co., 6.25%, 12/1/15	1,068,219
Financial Services (2.3%)
1,357,000	American Express Centurion Bank, 0.88%, 11/13/15	1,362,370
500,000	American Express Credit Corp., 1.75%, 6/12/15, MTN	505,219
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	400,000
500,000	Preferred Term Securities IX, 2.03%, 4/3/33, Continuously Callable @ 100 (a)(e)	351,250
332,888	Preferred Term Securities V, 2.33%, 4/3/32, Continuously Callable @ 100 (a)(b)	151,464
406,542	Preferred Term Securities XXIII, 0.08%, 12/22/36 (e)(f)	10,164
1,000,000	Westpac Banking Corp., 3.00%, 8/4/15	1,024,365
		3,804,832
Health Care Equipment & Supplies (0.7%)
1,200,000	Baxter International, Inc., 4.63%, 3/15/15	1,226,794
Insurance (0.6%)
1,000,000	MetLife Global Funding I, 1.70%, 6/29/15 (b)	1,010,902
Internet (0.8%)
1,393,000	eBay, Inc., 1.35%, 7/15/17	1,397,341
Internet & Catalog Retail (0.7%)
1,250,000	eBay, Inc., 0.72%, 8/1/19 (a)	1,251,200
Real Estate (1.1%)
1,800,000	Fishers Lane LLC, 2.03%, 4/5/17, Continuously Callable @ 100 (b)	1,799,737
Real Estate Investment Trusts (0.3%)
500,000	Arden Realty LP, 5.25%, 3/1/15, Callable 12/1/14 @ 100 *	505,386
Total Corporate Bonds		18,822,723

Municipal Bonds (0.8%)
Nevada (0.2%)
250,000	Carson City NV, GO, 4.50%, 3/1/28, Callable 3/1/15 @ 100, Insured by: NATL-RE*	255,330
Oklahoma (0.4%)
515,000	Creek County Oklahoma Educational Facilities Authority Revenue, Build America Bonds, 4.58%, 9/1/14	515,050

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds, continued:
Oklahoma, continued:
$300,000	Grady County Oklahoma School Finance Authority Educational Facilities Lease Revenue, Build America Bonds, 4.23%, 9/1/14	$300,027
		815,077
Texas (0.2%)
250,000	Lubbock Texas, GO, 5.13%, 2/15/24, Callable 2/15/15 @ 100, Insured by: AGM*	255,548
Total Municipal Bonds		1,325,955

U.S. Government Agency Securities (2.9%)
Fannie Mae Strips
1,000,000	6.175%, 11/15/16 (f)	982,315
Freddie Mac
3,500,000	1.00%, 9/29/17	3,489,570
399,483	Series 3819, 4.00%, 8/15/39	410,642
		3,900,212
Total U.S. Government Agency Securities		4,882,527

Shares or
Principal
Amount	Security Description	Value

U.S. Treasury Obligations (47.5%)
U.S. Treasury Notes
$12,000,000	0.25%, 5/15/15	$12,014,532
14,000,000	0.25%, 9/15/15	14,018,046
15,000,000	0.25%, 2/29/16	14,989,455
8,000,000	0.38%, 4/30/16	8,000,936
3,000,000	0.75%, 12/31/17	2,962,500
10,000,000	0.88%, 11/30/16	10,053,120
5,000,000	0.88%, 4/15/17	5,010,940
5,000,000	1.00%, 10/31/16	5,042,190
8,000,000	2.00%, 4/30/16	8,214,064
Total U.S. Treasury Obligations		80,305,783

Investment in Affiliates (0.8%)
1,346,158	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(g)	1,346,158
Total Investment in Affiliates		1,346,158

Total Investments (Cost $170,640,080) (h) — 99.5%		167,814,305
Other assets in excess of liabilities — 0.5%		780,439
Net Assets — 100.0%		$168,594,744

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(b)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2014.
(d)	Issuer has defaulted on the payment of interest.
(e)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2014, illiquid securities were 0.2% of the Fund’s net assets.

(f)	Rate represents the effective yield at purchase.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corp.
GO	General Obligation
MTN	Medium Term Note
NATL-RE	National Public Finance Guarantee Corp.
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments
August 31, 2014

Principal
Amount	Security Description	Value

Asset Backed Securities (6.1%)
$551,909	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 0.52%, 10/25/34(a)	$542,558
705,469	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.38%, 12/23/37(a)(b)	29,982
928,610	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(b)	39,466
246,467	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41 (a)	249,969
24,406	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34 (a)	25,159
802,442	Raspro Trust, Series 2005-1A, Class G, 0.63%, 3/23/24(a)(c)	788,401
673,557	Renaissance Home Equity Loan Trust, Series 2004-2, Class AF4, 5.39%, 7/25/34 (a)	684,297
124,873	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.72%, 9/25/33(a)	77,791
208,372	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.08%, 5/25/35(a)	211,477
Total Asset Backed Securities		2,649,100

Mortgage Backed Securities† (27.0%)
Alt-A- Adjustable Rate Mortgage Backed Securities (0.0%)
19,289	Residential Funding Mortgage Securities I, Inc., Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	19,274
Alt-A- Fixed Rate Mortgage Backed Securities (4.5%)
41,687	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	41,511
129,158	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	119,993
45,521	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	45,496
35,436	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	36,643
49,717	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	50,635
148,213	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	117,882
145,974	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.26%, 6/25/36(a)	118,325
1,742	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	1,746
29,445	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	30,319
23,364	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19.	23,613
55,578	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	59,041

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$27,030	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	$28,294
119,541	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	124,735
49,855	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	50,764
15,871	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	17,140
53,884	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	56,016
60,621	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	62,131
63,419	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(a)	64,568
105,748	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(a)	99,130
48,718	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35(a)	49,855
124,510	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(a)	67,468
68,259	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(a) (c)	60,413
16,043	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	16,156
21,424	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	21,914
35,638	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	35,337
124,284	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	130,097
37,301	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	36,222
37,388	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	31,540
59,227	Residential Asset Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	44,744
83,129	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	73,487
130,859	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	120,030
128,996	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	113,830
		1,949,075
Prime Adjustable Rate Mortgage Backed Securities (3.7%)
27,554	Bank of America Funding Corp., Series 2004-B, Class 5A1, 2.86%, 11/20/34(a)	26,677
11,246	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 2.57%, 10/25/33(a)	11,524
44,864	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 2.86%, 11/25/34(a)	44,529

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$60,773	Countrywide Home Loans, Series 2004- 12, Class 12A1, 2.48%, 8/25/34(a)	$53,213
58,702	Countrywide Home Loans, Series 2004- 2, Class 2A1, 2.50%, 2/25/34(a)	57,161
59,729	HomeBanc Mortgage Trust, Series 2006- 1, Class 1A1, 2.29%, 4/25/37(a)	43,957
92,592	JPMorgan Mortgage Trust, Series 2006- A6, Class 1A4L, 2.60%, 10/25/36(a)	82,789
665,000	JPMorgan Mortgage Trust, Series 2005- A6, Class 3A3, 2.60%, 9/25/35(a)	615,560
146,751	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 2.64%, 2/25/35(a)	148,568
17,938	JPMorgan Mortgage Trust, Series 2006- A2, Class 2A1, 2.72%, 4/25/36(a)	16,397
6,495	RAAC, Series 2004-SP2, Class A1, 5.91%, 1/25/17(a)	6,560
321,098	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-6XS, Class A4,0.80%, 3/25/35(a)	318,376
159,353	Structured Mortgage Loan, Series 2004- 3AC, Class A1, 2.39%, 3/25/34(a)	161,269
46,436	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.25%, 8/20/35(a)	27,316
4,519	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 2.63%, 5/25/34(a)	4,551
		1,618,447
Prime Fixed Mortgage Backed Securities (2.0%)
59,097	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35(a)	58,690
9,911	Bank of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	10,000
21,670	Bank of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	22,221
33,542	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	32,520
21,455	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	21,737
25,600	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	27,726
5,767	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	5,939
36,932	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	37,354
30,517	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	31,574
39,433	Countrywide Home Loans, Series 2003- 40, Class A5, 4.50%, 10/25/18	40,356
14,315	Countrywide Home Loans, Series 2004- J6, Class 1A2, 5.25%, 8/25/24	14,188
35,170	Countrywide Home Loans, Series 2005- 29, Class A1, 5.75%, 12/25/35	33,244

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$14,773	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	$15,075
88,143	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	93,287
43,977	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	45,333
28,895	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	29,316
5,618	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	5,724
2,259	GSR Mortgage Loan Trust, Series 2003- 2F, Class 3A1, 6.00%, 3/25/32	2,330
9,086	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	9,374
70,133	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	73,965
7,832	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	8,238
138,978	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32	144,985
1,597	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	1,624
17,871	Residential Funding Mortgage Securities I, Inc., Series 2003-S12, Class 2A1, 4.00%, 12/25/32	18,217
11,888	Residential Funding Mortgage Securities I, Inc., Series 2004-S5, Class 2A1, 4.50%, 5/25/19	12,057
24,922	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	24,923
1,105	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	1,115
406	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	410
20,679	Washington Mutual Mortgage Pass- Through Certificates, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	21,237
4,516	Washington Mutual Mortgage Pass- Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33	4,533
2,181	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004- RA1, Class 2A, 7.00%, 3/25/34	2,306
		849,598
U.S. Government Agency Mortgage Backed Securities (16.8%)
278,940	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	257,324
218,452	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	211,602
1,565	Fannie Mae, Series 1992-45, Class F, 2.06%, 4/25/22(a)	1,539
9,232	Fannie Mae, 2.18%, 9/1/33, Pool # 739372(a)	9,860

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U. S. Government Agency Mortgage Backed Securities, continued:
$225,943	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	$220,557
367,038	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	364,345
16,001	Fannie Mae, 2.48%, 1/1/37, Pool #906675(a)	17,235
263,666	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	267,043
13,439	Fannie Mae, 2.62%, 7/1/23, Pool #224951 (a)	13,477
232,948	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	242,983
823,077	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	850,588
17,390	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	18,163
485	Fannie Mae, 6.00%, 4/1/35, Pool #735503	550
8,567	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	9,059
13	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	13
5,300	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	5,730
4,262	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	4,789
22,722	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	26,484
1,346	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	1,563
6,488	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	7,320
4,441	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	4,982
699	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	784
2,560	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	2,873
1,056	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	1,172
1,202	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	1,358
641	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	724
209,822	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	200,106
477	Freddie Mac, Series 1222, Class P, 2.13%, 3/15/22(a)	489
481,739	Freddie Mac, Series 3747, Class HK, 2.50%, 7/15/37	493,987
713,811	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	724,333
499,650	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	512,251
56,504	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	57,348
780,984	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	785,151
837,527	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	882,262

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$687,598	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	$721,427
31,367	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	32,331
37,962	Freddie Mac, 5.09%, 8/1/34, Pool #755230 (a)	40,218
1,930	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	2,023
10,116	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	10,622
5,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	5,550
6,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	6,494
7,720	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	8,553
7,557	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	8,451
5,382	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	6,063
2,751	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	3,076
6,100	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	6,974
2,073	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	2,320
10,601	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	11,960
14,730	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	16,682
1,316	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	1,445
1,337	Freddie Mac, 9.00%, 5/1/16, Pool #170164	1,389
1,617	Freddie Mac, 9.00%, 6/1/16, Pool #170171	1,690
1,967	Freddie Mac, 9.00%, 9/1/16, Pool #170192	2,062
1,883	Freddie Mac, 9.50%, 6/1/16, Pool #274005	1,891
127,742	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	117,966
8,630	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	8,762
225	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	263
3,256	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	3,703
4,941	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	5,184
1,644	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	1,864
226	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	258
637	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	720
3,158	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	3,556

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$11,032	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	$12,539
11,507	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	12,800
619	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	632
		7,257,512
Total Mortgage Backed Securities		11,693,906

Corporate Bonds (12.7%)
Beverages (0.6%)
250,000	Anheuser-Busch InBev NV, 2.50%, 7/15/22	244,998
Computers & Peripherals (1.0%)
400,000	Hewlett-Packard Co., 3.00%, 9/15/16	415,291
Financial Services (5.9%)
496,127	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (c)	518,042
500,000	Preferred Term Securities IX, 2.03%, 4/3/33, Continuously Callable @ 100 (a)(b)	351,250
500,000	Preferred Term Securities XI, Class B-1, 1.83%, 9/24/33, Continuously Callable @ 100 (a)(b)	322,500
973,987	Preferred Term Securities XX, Class B-2, 0.68%, 3/22/38, Continuously Callable @ 100 (a)(c)	608,742
406,542	Preferred Term Securities XXIII, 0.08%, 12/22/36 (b)(d)	10,164
1,193,467	Preferred Term Securities XXVI, Series B-2, 0.79%, 9/22/37, Continuously Callable @ 100 (a)(c)	775,754
		2,586,452
Internet & Catalog Retail (0.9%)
400,000	eBay, Inc., 0.72%, 8/1/19 (a)	400,384
IT Services (0.9%)
400,000	IBM Corp., 1.63%, 5/15/20	385,796
Oil-Integrated Companies (0.9%)
400,000	BP Capital Markets PLC, 2.75%, 5/10/23	388,962
Real Estate (1.4%)
600,000	Fishers Lane LLC, 2.03%, 4/5/17, Continuously Callable @ 100 (c)	599,911
Security Brokers & Dealers (1.0%)
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (e)	220
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	422,920
		423,140
Telecommunications (0.1%)
50,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 9/15/14 @ 101 *	50,462
Total Corporate Bonds		5,495,396

Taxable Municipal Bonds (1.9%)
Illinois (1.5%)
150,000	Illinois State, GO, Series B, 3.65%, 4/1/20	151,584
500,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	499,125
		650,709

Shares or
Principal
Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Missouri (0.4%)
$165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	$167,422
Total Taxable Municipal Bonds		818,131

U.S. Government Agency Securities (6.4%)
Fannie Mae
500,000	2.00%, 4/17/28, Callable 4/17/28 @ 100 *(a)(f)	500,611
Fannie Mae Strips
1,000,000	6.175%, 11/15/16 (d)	982,315
Federal Home Loan Bank
500,000	0.50%, 8/28/19, Callable 11/28/14 @ 100*(a)(f)	499,912
800,000	2.79%, 2/19/21, Callable 2/19/21 @ 100 *	805,737
		1,305,649
Total U.S. Government Agency Securities		2,788,575

U. S. Treasury Obligations (43.2%)
U. S. Treasury Bonds
250,000	3.00%, 5/15/42	247,188
275,000	4.25%, 11/15/40	337,648
		584,836
U.S. Treasury Inflation Index Bonds
844,000	0.13%, 1/15/23	865,642
U.S. Treasury Notes
1,500,000	0.25%, 9/15/15	1,501,934
700,000	0.75%, 3/15/17	700,000
1,550,000	0.88%, 5/15/17	1,551,575
2,000,000	1.00%, 10/31/16	2,016,876
1,500,000	1.38%, 6/30/18	1,502,226
500,000	1.50%, 7/31/16	509,610
5,076,000	1.50%, 5/31/19	5,053,396
500,000	2.13%, 5/31/15	507,559
3,000,000	2.13%, 2/29/16	3,081,092
750,000	2.50%, 5/15/24	760,723
		17,184,991
Total U.S. Treasury Obligations		18,635,469

Investment in Affiliates (2.6%)
1,123,504	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(g)	1,123,504
Total Investment in Affiliates		1,123,504

Total Investments (Cost $45,855,646) (h) — 99.9%		43,204,081
Other assets in excess of liabilities — 0.1%		62,420
Net Assets — 100.0%		$43,266,501

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2014, illiquid securities were 1.7% of the Fund’s net assets.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Rate represents the effective yield at purchase.
(e)	Issuer has defaulted on the payment of interest.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2014.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

GO	General Obligation
MBIA	Municipal Bond Insurance Association

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments
August 31, 2014

Principal
Amount	Security Description	Value

Asset Backed Securities (1.1%)
$542,669	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.38%, 12/23/37(a)(b)	$23,063
928,610	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(b)	39,466
494,875	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	501,908
46,371	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	47,803
19,214	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27(a)	19,206
149,254	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(c)	145,635
Total Asset Backed Securities		777,081

Mortgage Backed Securities† (32.3%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.5%)
129,633	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 2.63%, 11/25/36(a)	89,753
60,249	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34(a)	62,176
196,971	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(a)	186,098
		338,027
Alt-A - Fixed Rate Mortgage Backed Securities (3.9%)
42,873	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	39,212
62,426	Bank of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	54,247
77,495	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	71,996
47,012	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	36,218
182,722	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	173,244
305,712	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	268,234
28,790	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	30,619
62,545	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	52,338
389,224	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	321,327
373,136	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	296,863
73,912	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	78,510

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$13,714	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	$13,810
107,454	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	109,276
166,242	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	172,276
104,131	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	110,372
149,426	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	155,919
49,855	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	50,764
61,250	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	62,813
13,794	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	14,377
33,697	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	35,651
53,411	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	45,057
532,058	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	487,911
226,386	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	185,312
		2,866,346
Prime Adjustable Rate Mortgage Backed Securities (1.9%)
420,512	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.38%, 2/25/36(a)(c)	420,763
880,000	JPMorgan Mortgage Trust, Series 2005- A6, Class 2A4, 2.56%, 8/25/35(a)	843,646
23,901	JPMorgan Mortgage Trust, Series 2006- A4, Class 3A1, 5.13%, 6/25/36(a)	21,448
75,499	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.13%, 4/25/29(a)	75,231
17,564	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 5.17%, 6/25/36(a)	15,687
23,218	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.25%, 8/20/35(a)	13,658
		1,390,433
Prime Fixed Mortgage Backed Securities (4.7%)
15,713	Bank of America Funding Corp., Series 2005-3, Class 1A9, 5.25%, 6/25/35	15,966
7,176	Bank of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	7,190
434	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	445
6,176	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	6,293
330,093	Chaseflex Trust, Series 2006-2, Class A5, 5.47%, 9/25/36(a)	310,558
45,518	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	47,035

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securitiest, continued:
Prime Fixed Mortgage Backed Securities, continued:
$58,348	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	$59,115
45,540	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	27,965
48,589	Countrywide Home Loans, Series 2003- 40, Class AS, 4.50%, 10/25/18	49,868
75,000	Countrywide Home Loans, Series 2003- 34, Class A15, 5.25%, 9/25/33	76,597
1,000	Countrywide Home Loans, Series 2003- 1, Class 1A2, 5.50%, 3/25/33	1,029
112,000	Countrywide Home Loans, Series 2003- 14, Class A4, 5.50%, 6/25/33	115,966
6,841	Countrywide Home Loans, Series 2003- J6, Class 1A1, 5.50%, 8/25/33	7,157
23,000	Countrywide Home Loans, Series 2004- 8, Class 1A3, 5.50%, 7/25/34	23,791
79,889	Countrywide Home Loans, Series 2005- 12, Class 2A9, 5.50%, 5/25/35	81,510
161,740	Countrywide Home Loans, Series 2005- J1, Class 1A8, 5.50%, 2/25/35	163,568
26,578	Countrywide Home Loans, Series 2004- 18, Class A1, 6.00%, 10/25/34	27,800
28,420	Countrywide Home Loans, Series 2004- 21, Class A10, 6.00%, 11/25/34	30,075
266,500	Countrywide Home Loans, Series 2007- J3, Class A10, 6.00%, 7/25/37*	227,619
39,876	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	40,798
207,119	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	155,641
27,567	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	26,082
517	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	533
7,351	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33(a)	7,652
87,078	JPMorgan Mortgage Trust, Series 2006- A2, Class 3A2, 5.09%, 4/25/36(a)	81,548
63,436	JPMorgan Mortgage Trust, Series 2004- S2, Class 4A5, 6.00%, 11/25/34	64,130
70,286	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, l/27/37(a)(c)	73,900
21,671	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	22,500
7,224	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	7,500
11,853	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	12,043
87,985	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	92,793
13,069	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	13,505
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	250,823

Principal
Amount	Security Description	Value

Mortgage Backed Securitiest, continued:
Prime Fixed Mortgage Backed Securities, continued:
$338,268	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	$343,074
1,064	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	1,082
9,454	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	9,567
32,750	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	33,566
74,833	Structured Asset Securities Corp., Series 2004-20, Class 5Al, 6.25%, 11/25/34	76,883
45,483	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A 1, 7.00%, 7/25/36	21,386
652,641	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	585,465
33,631	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-CB 1, Class 4A, 6.00%, 6/25/34	36,306
195,929	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004- RA1, Class 2A, 7.00%, 3/25/34	207,075
22,532	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	23,272
		3,466,671
U.S. Government Agency Mortgage Backed Securities (21.3%)
300,000	Fannie Mae, 1.63%, 10/26/15	304,745
699,047	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	677,125
451,887	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	441,113
458,798	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	455,432
30,143	Fannie Mae, 2.43%, 12/1/27, Pool #422279 (a)	30,344
527,332	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	534,086
572,506	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	591,514
232,948	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	242,983
792,366	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	797,829
1,355,656	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	1,400,969
198,410	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	208,668
1,573	Fannie Mae, 4.50%, 5/1/19, Pool #761398	1,678
412	Fannie Mae, 5.00%, 3/1/18, Pool #688031	435
l,763	Fannie Mae, 5.00%, 8/1/33, Pool #730856	1,948
777	Fannie Mae, 5.00%, 7/1/35, Pool #832198	857
1,046	Fannie Mae, 5.50%, 2/1/33, Pool #683351	1,176

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$495	Fannie Mae, 5.50%, 9/1/34, Pool #725773	$556
9,493	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	10,603
7,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	7,808
8,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	8,956
27,525	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	30,900
24,713	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	27,804
96,676	Fannie Mae Whole Loan, Series 2003- W6, Class 6A, 3.07%, 8/25/42(a)	100,486
45,110	Fannie Mae Whole Loan, Series 2002- W11, Class AF5, 5.48%, 11/25/32(a)	48,383
461,609	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	440,234
276,865	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	277,240
23,740	Freddie Mac, 2.25%, 4/1/24, Pool #409624 (a)	23,848
710,829	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41	719,663
1,178,770	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	1,196,146
102,292	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	104,861
127,134	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	129,032
738,560	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	748,752
1,171,476	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	1,177,727
957,896	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	987,928
207,511	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	216,864
372,516	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	370,250
1,395,878	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	1,470,436
1,161,804	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	1,218,964
31,367	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	32,331
8,253	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	8,928
960	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	1,078
6,932	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	7,657
3,793	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	4,377
36,441	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	40,958
700	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	763
2,571	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	2,705

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$11,195	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	$12,629
212,903	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	196,611
162,040	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	169,830
7,297	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	7,966
16,126	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	18,353
9,982	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	11,037
10,501	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	12,171
232	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	259
5,349	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	5,970
		15,541,966
Total Mortgage Backed Securities		23,603,443

Corporate Bonds (6.2%)
Beverages (0.7%)
500,000	Anheuser-Busch InBev NV, 2.50%, 7/15/22	489,995
Financial Services (2.4%)
744,190	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (c)	777,063
1,000,000	Preferred Term Securities IX, Series 144, 2.03%, 4/3/33, Continuously Callable @ 100 (a)(b)	702,500
500,000	Preferred Term Securities XI, Class B-1, 1.83%, 9/24/33, Continuously Callable @ 100 (a)(b)	322,500
203,271	Preferred Term Securities XXIII, 0.08%, 12/22/36 (b)(d)	5,082
		1,807,145
IT Services (0.8%)
600,000	IBM Corp., 1.63%, 5/15/20	578,694
Oil-Integrated Companies (0.8%)
600,000	BP Capital Markets PLC, 2.75%, 5/10/23	583,442
Security Brokers & Dealers (1.1%)
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (e)	140
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	811,080
		811,220
Telecommunications (0.4%)
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/14 @ 101 *	127,164
135,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 9/15/14 @ 101 *	136,247
		263,411
Total Corporate Bonds		4,533,907

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

Principal
Amount	Security Description	Value

Taxable Municipal Bonds (0.6%)
Illinois (0.3%)
$200,000	Illinois State, GO, Series B, 3.65%, 4/1/20	$202,112
Missouri (0.3%)
135,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	136,982
80,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Callable 9/1/16 @ 100, Insured by: GNMA, FNMA, FHLMC*	84,403
		221,385
Total Taxable Municipal Bonds		423,497

U.S. Government Agency Securities (8.3%)
Fannie Mae
1,000,000	2.00%, 4/17/28, Callable 4/17/28 @ 100 *(a)(f)	1,001,222
Fannie Mae Strips
500,000	6.175%, 11/15/16 (d)	491,158
Federal Home Loan Bank
750,000	0.50%, 8/28/19, Callable 11/28/14 @ 100 *(a)(f)	749,868
1,500,000	1.00%, 8/7/24, Callable 11/7/14 @ 100 *(a)(f)	1,488,331
100,000	1.25%, 10/29/21, Callable 10/29/14 @ 100*(a)(f)	97,648
1,000,000	1.50%, 3/ 13/23, Callable 9/13/ 14 @ 100 *(a)(f)	998,392
1,200,000	2.79%, 2/19/21, Callable 2/19/ 21 @ 100 *	1,208,605
		4,542,844
Total U.S. Government Agency Securities		6,035,224

Shares or
Principal
Amount	Security Description	Value

U.S. Treasury Obligations (48.2%)
U.S. Treasury Bonds
$3,544,000	3.00%, 5/15/42	$3,504,130
925,000	4.25%, 11/15/40	1,135,726
		4,639,856
U.S. Treasury Inflation Index Bonds
1,436,000	0.13%, 1/15/23	1,472,822

U.S. Treasury Obligations, continued:
U.S. Treasury Notes
1,000,000	0.25%, 9/15/15	1,001,289
1,500,000	0.50%, 6/30/16	1,501,817
8,875,000	0.88%, 5/15/17	8,884,016
6,000,000	1.00%, 10/31/16	6,050,628
250,000	1.25%, 8/31/15	252,813
1,000,000	1.50%, 7/31/16	1,019,219
6,200,000	1.50%, 5/31/19	6,172,391
500,000	1.75%, 5/31/16	511,524
1,500,000	2.50%, 5/15/24	1,521,446
2,200,000	2.75%, 11/15/23	2,284,218
		29,199,361
Total U.S. Treasury Obligations		35,312,039

Investment in Affiliates (3.0%)
2,227,688	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(g)	2,227,688
Total Investment in Affiliates		2,227,688

Total Investments (Cost $75,047,631) (h)—99.7%		72,912,879
Other assets in excess of liabilities—0.3%		196,334
Net Assets—100.0%		$73,109,213

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(b)
Represents a restricted security, purchased under  Rule 144A, Section 4(2), which  is exempt  from  registration under  the Securities Act of 1933, as amended. The security  has been deemed illiquid according to the policies and  procedures adopted by the Board of Trustees. At August  31, 2014, illiquid securities were 1.5%  of the Fund’s  net assets.

(c)
Represents a restricted security, purchased under  Rule 144A, Section 4(2), which  is exempt  from  registration under  the Securities Act of 1933, as amended. The security  has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Rate represents the effective yield at purchase.
(e)	Issuer has defaulted on the payment of interest.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2014.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†
Mortgage backed securities are classified based on the characteristics of their  underlying collateral,  the fixed vs. variable nature  of the obligations, and the credit standing of the mortgagors. The fixed or variable  rate nature of securities  interest  payments to which  the fund is entitled may not  coincide with  the payment nature  of the collateral  underlying the securities.

FHLMC	Federal Home Loan Mortgage Corp. Federal
FNMA	National Mortgage Association Government
GNMA	National Mortgage Association
GO	General Obligation
MBIA	Municipal Bond Insurance Association
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments
August 31, 2014

Shares	Security Description	Value

Common Stocks (49.4%)
Aerospace & Defense (0.7%)
863	Alliant Techsystems, Inc.	$108,738
155	Lockheed Martin Corp.	26,970
637	Northrop Grumman Corp.	81,039
83	Precision Castparts Corp.	20,257
2,009	Raytheon Co.	193,547
417	The Boeing Co.	52,876
		483,427
Air Freight & Logistics (0.2%)
1,249	United Parcel Service, Inc., Class B	121,565
Airlines (0.8%)
8,025	Alaska Air Group, Inc.	371,878
1,701	American Airlines Group, Inc.	66,186
198	Copa Holdings SA, Class A	24,350
2,033	Southwest Airlines Co.	65,076
261	United Continental Holdings, Inc.(a)	12,426
		539,916
Apparel Manufacturers (0.6%)
4,344	Foot Locker, Inc.	243,743
399	NIKE, Inc., Class B	31,341
112	Ralph Lauren Corp.	18,950
1,635	VF Corp.	104,836
		398,870
Auto Components (0.1%)
95	BorgWarner, Inc.	5,908
1,622	Johnson Controls, Inc.	79,170
		85,078
Auto Manufacturers (0.4%)
17,320	Ford Motor Co.	301,541
Auto Parts & Equipment (0.4%)
106	Advance Auto Parts, Inc.	14,461
2,139	Gentex Corp.	63,207
276	Lear Corp.	27,912
455	O’Reilly Automotive, Inc.(a)	70,971
964	TRW Automotive Holdings Corp.(a)	92,823
		269,374
Automobiles (0.1%)
1,091	Thor Industries, Inc.	58,598
Banking (2.1%)
3,505	BB&T Corp.	130,842
192	Comerica, Inc.	9,665
1,012	East West Bancorp, Inc.	35,258
3,484	First Niagara Financial Group, Inc.	30,311
12,408	FNB Corp.	153,363
4,249	JPMorgan Chase & Co.	252,603
1,479	KeyCorp.	20,129
2,904	PNC Financial Services Group	246,114
67	Signature Bank(a)	7,937
671	SVB Financial Group(a)	74,696
511	TCF Financial Corp.	8,074
5,101	U.S. Bancorp	215,670
4,540	Wells Fargo & Co.	233,538
		1,418,200
Beverages (0.6%)
88	Brown-Forman Corp., Class B	8,154
1,102	Constellation Brands, Inc., Class A(a)	95,973
112	Dr Pepper Snapple Group, Inc.	7,047
1,288	Molson Coors Brewing Co., Class B	95,248
466	Monster Beverage Corp.(a)	41,199
866	PepsiCo, Inc.	80,096
2,269	The Coca-Cola Co.	94,663
		422,380
Biotechnology (1.0%)
1,170	Alexion Pharmaceuticals, Inc.(a)	198,070

Shares	Security Description	Value

Common Stocks, continued:
Biotechnology, continued:
1,253	Amgen, Inc.	$174,643
370	Biogen Idec, Inc.(a)	126,925
1,188	BioMarin Pharmaceutical, Inc.(a)	84,609
2,495	Myriad Genetics, Inc.(a)	90,294
		674,541
Broadcasting/Cable (0.6%)
301	CBS Corp., Class B	17,846
5,879	Comcast Corp., Class A	321,757
307	Time Warner Cable, Inc.	45,415
		385,018
Building Materials (0.2%)
1,649	The Valspar Corp.	133,173
Building Products (0.1%)
391	Lennox International, Inc.	32,750
1,387	Owens Corning, Inc.	49,932
		82,682
Business Equipment & Services (0.1%)
845	Paychex, Inc.	35,194
Capital Markets (0.6%)
1,070	Federated Investors, Inc., Class B	32,838
1,722	Invesco Ltd.	70,326
994	Legg Mason, Inc.	49,024
443	LPL Financial Holdings, Inc.	21,570
4,466	New Mountain Finance Corp.	68,732
2,415	Raymond James Financial, Inc.	131,956
1,188	SEI Investments Co.	45,019
		419,465
Chemicals (0.7%)
620	Airgas, Inc.	68,436
588	Cytec Industries, Inc.	60,588
929	Ecolab, Inc.	106,668
743	Lyondellbasell Industries NV	84,962
72	Monsanto Co.	8,327
1,098	Praxair, Inc.	144,442
68	Sigma-Aldrich Corp.	7,072
90	The Mosaic Co.	4,298
		484,793
Commercial Services & Supplies (0.4%)
218	Cintas Corp.	14,419
339	Corrections Corp. of America	12,082
3,960	Knoll, Inc.	72,428
152	Republic SVCS, Inc.	5,978
789	Stericycle, Inc.(a)	93,773
1,291	Total System Services, Inc.	40,615
405	Waste Management, Inc.	19,023
		258,318
Commodity Chemicals (0.3%)
1,905	Westlake Chemical Corp.	185,033
Communications Equipment (0.2%)
615	Commscope Holding Co., Inc.(a)	15,842
1,442	Harris Corp.	102,944
1,583	Juniper Networks, Inc.	36,710
		155,496
Computer Software & Services (1.7%)
5,410	EMC Corp.	159,757
174	FactSet Research Systems, Inc.	22,168
14,043	Microsoft Corp.	637,973
180	Motorola Solutions, Inc.	10,692
5,242	Oracle Corp.	217,700
1,997	VeriSign, Inc.(a)	113,979
		1,162,269

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Shares	Security Description	Value

Common Stocks, continued:
Computers & Peripherals (2.3%)
10,204	Apple, Inc.	$1,045,911
6,511	Cisco Systems, Inc.	162,710
2,957	Diebold, Inc.	112,277
3,165	Hewlett-Packard Co.	120,270
471	International Business Machines Corp.	90,573
2,261	Lexmark International, Inc., Class A	114,316
167	NetApp, Inc.	7,041
		1,653,098
Construction & Engineering (0.2%)
2,210	AECOM Technology Corp.(a)	83,626
626	Quanta Services, Inc.(a)	22,749
		106,375
Construction Materials (0.0%)
55	Eagle Materials, Inc.	5,605
Consumer Finance (0.0%)
77	American Express Co.	6,895
Consumer Products (0.5%)
518	Church & Dwight Co., Inc.	35,348
523	Colgate-Palmolive Co.	33,854
166	Snap-on, Inc.	20,742
74	The Clorox Co.	6,556
131	The Estee Lauder Cos., Inc., Class A	10,065
2,941	The Procter & Gamble Co.	244,427
		350,992
Containers & Packaging (0.2%)
1,135	Ball Corp.	72,754
378	Bemis Co., Inc.	15,400
131	Crown Holdings, Inc.(a)	6,323
332	Greif, Inc., Class A	15,899
		110,376
Data Processing & Outsourced Services (0.0%)
397	CoreLogic, Inc.(a)	11,223
Department Stores (0.0%)
35	Fleetcor Technologies, Inc.(a)	5,029
Distribution/Wholesale (0.0%)
563	Fastenal Co.	25,493
88	Genuine Parts Co.	7,721
544	LKQ Corp.(a)	15,450
		48,664
Diversified Consumer Services (0.1%)
2,869	Hillenbrand, Inc.	95,939
Diversified Financial Services (0.6%)
1,623	Berkshire Hathaway, Inc., Class B(a)	222,757
186	CBOE Holdings, Inc.	9,863
821	Goldman Sachs Group, Inc.	147,049
779	Leucadia National Corp.	19,420
290	Moody’s Corp.	27,135
		426,224
Diversified Manufacturing Operations (1.4%)
1,585	3M Co.	228,239
4,213	Corning, Inc.	87,883
2,299	Danaher Corp.	176,126
1,160	Honeywell International, Inc.	110,467
2,187	Johnson & Johnson	226,858
1,588	Packaging Corp. of America	107,968
		937,541
Diversified Telecommunication Services (0.0%)
2,664	Windstream Holdings, Inc.	30,103
Education Services (0.0%)
682	DeVry Education Group, Inc.	29,278
Electric Integrated (0.1%)
268	Integrys Energy Group, Inc.	18,195
2,179	Pepco Holdings, Inc.	60,052

Shares	Security Description	Value

Common Stocks, continued:
Electric Integrated, continued:
544	PPL Corp.	$18,839
		97,086
Electric Utilities (0.7%)
4,248	Ameren Corp.	169,879
139	American Electric Power Co., Inc.	7,464
280	Duke Energy Corp.	20,717
2,193	Edison International	129,694
889	Entergy Corp.	68,817
739	Great Plains Energy, Inc.	18,970
284	Hawaiian Electric Industries, Inc.	7,211
926	ITC Holdings Corp.	34,586
249	NextEra Energy, Inc.	24,514
113	Northeast Utilities	5,186
		487,038
Electrical Components & Equipment (0.4%)
140	AMETEK, Inc.	7,412
3,023	Eaton Corp. PLC	211,036
137	Hubbell, Inc., Class B	16,563
79	Rockwell Automation, Inc.	9,212
		244,223
Electronic Components/Instruments (0.7%)
2,030	Agilent Technologies, Inc.	116,035
90	Amphenol Corp., Class A	9,271
151	Emerson Electric Co.	9,667
1,564	L-3 Communications Holdings, Inc.	171,962
1,128	Thermo Fisher Scientific, Inc.	135,597
		442,532
Electronic Equipment, Instruments & Components (0.1%)
1,649	Avnet, Inc.	73,397
Energy Equipment & Services (0.2%)
458	Atwood Oceanics, Inc.(a)	22,630
115	Cameron International Corp.(a)	8,548
1,348	FMC Technologies, Inc.(a)	83,360
175	Oceaneering International, Inc.	12,173
		126,711
Entertainment (0.1%)
54	Liberty Media Corp.(a)	2,658
108	Liberty Media Corp., Class C(a)	5,235
2,880	Regal Entertainment Group, Class A	60,624
		68,517
Financial Services (0.9%)
5,517	Bank of America Corp.	88,769
432	Discover Financial Services	26,944
752	Eaton Vance Corp.	29,448
227	Franklin Resources, Inc.	12,830
2,313	SLM Corp.	20,493
1,578	T. Rowe Price Group, Inc.	127,810
2,512	The NASDAQ OMX Group, Inc.	109,197
653	Visa, Inc., Class A	138,776
974	Waddell & Reed Financial, Inc., Class A	53,083
		607,350
Food & Staples Retailing (0.3%)
298	Bunge Ltd.	25,226
2,554	CVS Caremark Corp.	202,915
		228,141
Food Products (1.7%)
993	Cal-Maine Foods, Inc.	78,556
3,170	ConAgra Foods, Inc.	102,074
939	Flowers Foods, Inc.	18,386
351	General Mills, Inc.	18,736
855	Hain Celestial Group, Inc.(a)	84,098
864	Hershey Co.	78,987
353	Ingredion, Inc.	28,155

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Shares	Security Description	Value

Common Stocks, continued:
Food Products, continued:
147	Kellogg Co.	$9,551
81	Keurig Green Mountain, Inc.	10,799
340	Kraft Foods Group, Inc.	20,026
1,069	Mead Johnson Nutrition Co.	102,196
2,124	Mondelez International, Inc.	76,868
1,256	Nestle SA ADR	97,428
3,321	Oritani Financial Corp.	49,815
3,210	Pinnacle Foods, Inc.	103,876
59	The J.M. Smucker Co.	6,053
5,312	Tyson Foods, Inc., Class A	202,174
383	Whitewave Foods Co., Class A(a)	13,413
		1,101,191
Food Products & Services (0.9%)
1,348	Campbell Soup Co.	60,417
2,354	Hormel Foods Corp.	119,301
3,597	Sysco Corp.	136,075
5,995	The Kroger Co.	305,625
272	Whole Foods Market, Inc.	10,646
		632,064
Gas (0.2%)
621	Sempra Energy	65,807
1,403	UGI Corp.	74,331
		140,138
Gas Utilities (0.1%)
911	Atmos Energy Corp.	46,060
Health Care Equipment & Supplies (0.7%)
310	Baxter International, Inc.	23,244
770	CareFusion Corp.(a)	35,351
591	Hill-Rom Holdings, Inc.	25,892
1,922	Medtronic, Inc.	122,719
865	Qiagen NV(a)	20,903
184	ResMed, Inc.	9,761
1,820	St. Jude Medical, Inc.	119,374
565	The Cooper Cos., Inc.	92,112
71	Zimmer Holdings, Inc.	7,051
		456,407
Health Care Providers & Services (1.5%)
87	Aetna, Inc.	7,145
2,207	Brookdale Senior Living, Inc.(a)	77,135
170	Cerner Corp.(a)	9,802
631	Community Health System, Inc.(a)	34,251
153	Express Scripts Holding Co.(a)	11,311
642	HCA Holdings, Inc.(a)	44,824
3,416	Health Net, Inc.(a)	161,235
525	Laboratory Corp. of America Holdings(a)	56,296
706	LifePoint Hospitals, Inc.(a)	52,809
399	McKesson Corp.	77,817
1,798	Omnicare, Inc.	114,658
319	Patterson Companies, Inc.	12,846
1,974	UnitedHealth Group, Inc.	171,107
55	Universal Health Services, Inc.	6,294
2,187	VCA Antech, Inc.(a)	89,120
883	WellPoint, Inc.	102,878
		1,029,528
Hotels, Restaurants & Leisure (1.0%)
1,191	Bally Technologies, Inc.(a)	94,434
2,011	Brinker International, Inc.	98,338
18	Chipotle Mexican Grill, Inc.(a)	12,216
238	Hyatt Hotels Corp.(a)	14,539
1,924	Marriott International, Inc., Class A	133,525
1,406	Royal Caribbean Cruises Ltd.	89,647
2,555	Six Flags Entertainment Corp.	93,206

Shares	Security Description	Value

Common Stocks, continued:
Hotels, Restaurants & Leisure, continued:
773	Wyndham Worldwide Corp.	$62,567
101	Wynn Resorts Ltd.	19,481
		617,953
Household Durables (0.9%)
75	Garmin, Ltd.	4,075
1,482	Harman International INDS, Inc.	170,548
1,957	Jarden Corp.(a)	117,009
1,186	Leggett & Platt, Inc.	41,617
4,169	MDC Holdings, Inc.	120,943
75	NVR, Inc.(a)	87,989
1,475	Toll Brothers, Inc.(a)	52,495
279	Tupperware Brands Corp.	20,440
		615,116
Household Products (0.1%)
1,365	The Scotts Miracle-Gro Co.	78,801
Industrial Conglomerates (0.3%)
3,953	General Electric Co.	102,699
1,024	Siemens AG ADR	128,307
		231,006
Insurance (1.9%)
94	ACE Ltd.	9,995
12,776	Aegon NV NYS	101,314
129	American Financial Group	7,736
1,944	American International Group, Inc.	108,981
183	Arthur J. Gallagher & Co.	8,643
741	Aspen Insurance Holdings, Ltd.	31,507
938	Axis Capital Holdings Ltd.	45,230
339	Cincinnati Financial Corp.	16,303
361	CNA Financial Corp.	13,996
45	Everest Re Group Ltd.	7,373
1,722	FNF Group(a)	48,750
192	HCC Insurance Holdings, Inc.	9,627
1,812	Loews Corp.	79,257
2,473	Marsh & McLennan Cos., Inc.	131,316
1,036	Principal Financial Group, Inc.	56,244
118	Progressive Corp.	2,952
1,133	Prudential Financial, Inc.	101,630
319	StanCorp Financial Group, Inc.	20,901
1,404	The Allstate Corp.	86,332
787	The Chubb Corp.	72,365
872	Torchmark Corp.	47,568
1,355	Travelers Companies, Inc.	128,332
3,886	XL Group PLC	132,823
		1,269,175
Integrated Oil & Gas (1.4%)
2,066	Chevron Corp.	267,444
5,508	Exxon Mobil Corp.	547,825
1,541	Royal Dutch Shell PLC ADR	124,775
		940,044
Internet (0.7%)
1,872	Facebook, Inc., Class A(a)	140,063
240	Google, Inc., Class A(a)	139,766
308	Google, Inc., Class C(a)	176,053
		455,882
Internet & Catalog Retail (0.1%)
117	Amazon.com, Inc.(a)	39,667
473	Liberty TripAdvisor Holdings, Inc., Class A(a)	16,919
473	Liberty Ventures(a)	18,017
12	Priceline.com, Inc.(a)	14,932
		89,535
Internet Software & Services (0.2%)
362	IAC/InterActiveCorp.	25,192
3,059	Yahoo!, Inc.(a)	117,802
		142,994

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Shares	Security Description	Value

Common Stocks, continued:
Investment Banking & Brokerage (0.1%)
629	Lazard Ltd., Class A	$34,381
Investment Companies (0.1%)
3,359	Golub Capital BDC, Inc.	59,421
IT Services (0.7%)
147	Accenture PLC	11,916
163	Automatic Data Processing, Inc.	13,607
2,527	Broadridge Financial Solutions, Inc.	107,499
348	Cognizant Technology Solutions Corp.(a)	15,914
2,742	Computer Sciences Corp.	163,944
154	DST Systems, Inc.	14,293
737	Fidelity National Services, Inc.	41,825
1,518	Fiserv, Inc.(a)	97,865
575	MasterCard, Inc., Class A	43,591
		510,454
Leisure Equipment & Products (0.0%)
194	Mattel, Inc.	6,691
Life Sciences Tools & Services (0.3%)
1,247	Bruker Corp.(a)	25,015
215	Charles River Labs International, Inc.(a)	12,707
1,307	Covance, Inc.(a)	108,350
228	Illumina, Inc.(a)	40,894
		186,966
Machinery (0.7%)
395	Crane Co.	27,488
105	Cummins, Inc.	15,237
208	Deere & Co.	17,491
642	Flowserve Corp.	48,721
547	Illinois Tool Works, Inc.	48,251
859	Lincoln Electric Holdings, Inc.	61,074
710	Oshkosh Corp.	35,273
28	Parker Hannifin Corp.	3,234
57	Roper Industries, Inc.	8,582
510	Trinity Industries, Inc.	24,674
565	United Technologies Corp.	61,009
1,202	Wabtec Corp.	100,198
		451,232
Marine (0.0%)
195	Kirby Corp.(a)	23,262
Media(1.4%)
2,139	AMC Networks, Inc.(a)	133,848
2,782	AOL, Inc.(a)	120,238
2,457	Cablevision Systems Corp.	45,479
4,596	CBS Outdoor Americas, Inc.	157,965
2,275	Cinemark Holdings, Inc.	80,285
40	Scripps Networks Interactive	3,188
850	Thomson Reuters Corp.	32,215
1,312	Time Warner, Inc.	101,063
550	Twenty-First Century Fox, Inc.	19,481
265	Viacom, Inc., Class B	21,505
2,316	Walt Disney Co.	208,163
		923,430
Medical Equipment & Supplies (0.3%)
80	Becton, Dickinson & Co.	9,374
1,238	PerkinElmer, Inc.	55,524
812	Sirona Dental Systems, Inc.(a)	66,186
1,025	Stryker Corp.	85,393
		216,477
Metals & Mining (0.0%)
111	Compass Minerals International, Inc.	9,887
142	Reliance Steel & Aluminum Co.	9,928
		19,815

Shares	Security Description	Value

Common Stocks, continued:
Multi-Utilities (0.2%)
456	Alliant Energy Corp.	$26,671
93	Consolidated Edison, Inc.	5,384
104	Public Service Enterprise Group, Inc.	3,889
1,987	Wisconsin Energy Corp.	90,070
		126,014
Office Services & Supplies (0.0%)
602	Avery Dennison Corp.	28,974
Oil & Gas Drilling (0.4%)
344	Helmerich & Payne, Inc.	36,137
5,241	Patterson-UTI Energy, Inc.	181,025
399	Unit Corp.(a)	26,258
		243,420
Oil & Gas Equipment & Services (0.3%)
1,443	Baker Hughes, Inc.	99,769
1,005	Schlumberger Ltd.	110,188
269	Superior Energy Services, Inc.	9,641
		219,598
Oil & Gas Exploration & Production (0.7%)
2,299	ConocoPhillips	186,725
1,592	EOG Resources, Inc.	174,929
799	Noble Energy, Inc.	57,640
993	Whiting Petroleum Corp.(a)	92,011
		511,305
Oil & Gas Exploration, Production and Services (0.4%)
710	Apache Corp.	72,299
657	CVR Energy, Inc.	32,607
128	Dril-Quip, Inc.(a)	12,988
2,281	Murphy Oil Corp.	142,495
912	Questar Corp.	21,441
268	Southwestern Energy Co.(a)	11,036
1,074	Ultra Petroleum Corp.(a)	28,493
		321,359
Oil & Gas Refining & Marketing (0.1%)
1,592	HollyFrontier Corp.	79,648
235	Marathon Petroleum Corp.	21,387
		101,035
Oil & Gas Storage and Transportation (0.7%)
2,428	Kinder Morgan, Inc.	97,751
3,684	Spectra Energy Corp.	153,475
3,278	The Williams Cos., Inc.	194,845
		446,071
Oil, Gas & Consumable Fuels (0.3%)
514	Cabot Oil & Gas Production	17,240
186	Dresser-Rand Group, Inc.(a)	12,890
322	Hess Corp.	32,554
1,475	PBF Energy, Inc.	41,905
1,484	QEP Resources, Inc.	52,786
816	RPC, Inc.	18,580
100	SM Energy Co.	8,904
		184,859
Oil-Integrated Companies (0.3%)
1,681	Marathon Oil Corp.	70,081
1,503	Occidental Petroleum Corp.	155,906
		225,987
Paper & Forest Products (0.5%)
2,589	International Paper Co.	125,437
1,125	Kimberly-Clark Corp.	121,500
1,326	MeadWestvaco Corp.	57,018
		303,955
Personal Products (0.0%)
83	Nu Skin Enterprises, Inc.	3,712
Pharmaceuticals (2.2%)
858	Abbott Laboratories	36,242

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Shares	Security Description	Value

Common Stocks, continued:
Pharmaceuticals, continued:
2,766	Abbvie, Inc.	$152,904
101	Allergan, Inc.	16,532
5,014	Bristol-Myers Squibb Co.	253,959
1,070	Eli Lilly & Co.	68,009
1,700	Gilead Sciences, Inc.(a)	182,886
745	Hospira, Inc.(a)	40,036
149	Mallinckrodt PLC(a)	12,142
7,138	Merck & Co., Inc.	429,064
28	Perrigo Co. PLC	4,165
2,598	Pfizer, Inc.	76,355
2,974	Roche Holding AG ADR	108,581
2,603	Sanofi-Aventis ADR	142,384
199	Zoetis, Inc.	7,053
		1,530,312
Professional Services (0.2%)
2,163	Nielsen Holdings NV	101,639
1,308	Robert Half International, Inc.	65,675
		167,314
Property & Casualty Insurance (0.1%)
982	Endurance Specialty Holdings Ltd.	57,025
540	Hanover Insurance Group, Inc.	34,263
189	W.R. Berkley Corp.	9,138
		100,426
Railroads (0.1%)
2,204	CSX Corp	68,126
Real Estate Investment Trusts (1.4%)
7,913	Annaly Capital Management, Inc.	94,165
293	Apartment Investment & Management Co., Class A	10,041
74	AvalonBay Communities, Inc.	11,403
729	CBRE Group, Inc., Class A(a)	23,168
4,082	Chesapeake Lodging Trust	125,766
1,172	Douglas Emmett, Inc.	33,484
1,274	Equity Commonwealth	34,245
206	Equity Residential	13,693
6,043	General Growth Properties, Inc.	148,476
262	HCP, Inc.	11,352
176	Health Care REIT, Inc.	11,894
127	Home Properties, Inc.	8,156
3,416	Host Hotels & Resorts, Inc.	77,953
38	Jones Lang LaSalle, Inc.	5,077
116	Public Storage, Inc.	20,321
4,276	Realogy Holdings Corp.(a)	174,332
327	Senior Housing Properties Trust	7,629
112	Simon Property Group, Inc.	19,043
3,255	Stag Industrial, Inc.	76,265
286	Weingarten Realty Investors	9,787
107	Weyerhaeuser Co.	3,633
74	WP Carey, Inc.	5,053
		924,936
Restaurants (0.1%)
565	McDonald’s Corp.	52,952
247	Starbucks Corp.	19,219
252	Yum! Brands, Inc.	18,252
		90,423
Retail (0.8%)
72	AutoZone, Inc.(a)	38,796
117	Bed Bath & Beyond, Inc.(a)	7,518
505	Best Buy Co., Inc.	16,104
420	Big Lots, Inc.	19,467
2,649	Chico’s FAS, Inc.	41,854
251	Costco Wholesale Corp.	30,391
118	Dollar Tree, Inc.(a)	6,328
1,656	Home Depot, Inc.	154,837
346	Nordstrom, Inc.	23,961

Shares	Security Description	Value

Common Stocks, continued:
Retail, continued:
1,942	Staples, Inc.	$22,683
366	Walgreen Co.	22,150
1,556	Wal-Mart Stores, Inc.	117,478
1,395	Williams-Sonoma, Inc.	91,749
		593,316
Semiconductors (1.4%)
112	Altera Corp.	3,958
122	Analog Devices, Inc.	6,237
143	Avago Technologies Ltd.	11,739
368	Cree, Inc.(a)	16,766
7,333	Intel Corp.	256,068
39	KLA-Tencor Corp.	2,980
3,642	Lam Research Corp.	261,897
135	Linear Technology Corp.	6,090
442	Maxim Integrated Products, Inc.	13,653
1,588	Microchip Technology, Inc.	77,542
4,824	ON Semiconductor Corp.(a)	47,082
211	Skyworks Solutions, Inc.	11,955
2,491	Teradyne, Inc.	51,290
3,444	Texas Instruments, Inc.	165,932
153	Xilinx, Inc.	6,464
		939,653
Software (0.1%)
1,063	Cadence Design Systems, Inc.(a)	18,751
395	Splunk, Inc.(a)	21,310
121	Synopsys, Inc.(a)	4,949
253	VMware, Inc., Class A(a)	24,941
		69,951
Specialty Retail (0.6%)
90	American Tower Corp.	8,874
2,921	GameStop Corp.	123,266
1,629	Gap, Inc. (The)	75,178
1,132	L Brands, Inc.	72,278
608	Lowe’s Cos., Inc.	31,926
180	PetSmart, Inc.	12,883
121	Ross Stores, Inc.	9,126
35	The Sherwin-Williams Co.	7,634
689	Tiffany & Co.	69,548
400	TJX Cos., Inc.	23,844
		434,557
Technolog (0.1%)
559	Ingram Micro, Inc.(a)	16,116
1,399	SAIC, Inc.	52,672
		68,788
Technology Hardware, Storage & Peripherals (0.3%)
473	SanDisk Corp.	46,335
2,345	Seagate Technology	146,750
		193,085
Telecommunications (0.8%)
3,097	AT&T, Inc.	108,271
399	Level 3 Communications, Inc.(a)	17,939
1,727	QUALCOMM, Inc.	131,425
2,326	TW Telecom, Inc.(a)	95,447
2,597	Verizon Communications, Inc.	129,383
		482,465
Textiles, Apparel & Luxury Goods (0.1%)
348	Hanesbrands, Inc.	35,733
117	Michael Kors Holdings Ltd.(a)	9,374
		45,107
Thrifts & Mortgage Finance (0.1%)
425	Ocwen Financial Corp.(a)	11,875
5,400	Peoples United Financial, Inc.	80,730
		92,605

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Shares or
Principal
Amount	Security Description	Value

Common Stocks, continued:
Tobacco & Tobacco Products (0.4%)
3,986	Altria Group, Inc.	$171,717
899	Philip Morris International, Inc.	76,936
321	Reynolds American, Inc.	18,769
		267,422
Trading Companies & Distributors (0.0%)
33	W.W. Grainger, Inc.	8,125
Transportation & Shipping (0.5%)
74	FedEx Corp.	10,943
177	Norfolk Southern Corp.	18,939
1,499	Spirit Airlines, Inc.(a)	105,515
1,904	Union Pacific Corp.	200,434
		335,831
Water (0.1%)
1,006	American Water Works Co., Inc.	50,914
Wireless Telecommunication Services (0.1%)
447	Crown Castle International Corp.	35,541
Total Common Stocks		33,760,477

Asset Backed Securities (2.0%)
$542,467	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 0.52%, 10/25/34(b)	533,276
31	Bayview Financial Acquisition Trust, Series 2005-B, Class 1A6, 5.21%, 4/28/39(b)	31
124,204	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(b)	125,969
62,436	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.72%, 9/25/33(b)	38,895
43,646	Residential Funding Mortgage Securities, Series 2004-HI1, Class A5, 5.68%, 4/25/29(b)	45,900
291,720	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.08%, 5/25/35(b)	296,068
309,166	Saxon Asset Securities Trust, Series 2003- 3, Class AF5, 4.79%, 12/25/33(b)	315,393
Total Asset Backed Securities		1,355,532

Mortgage Backed Securities† (18.3%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
350,581	Bear Stearns Alternative-A Trust, 2.55%, 4/25/37(b)	259,484
45,731	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(b)	47,684
		307,168
Alt-A - Fixed Rate Mortgage Backed Securities (3.1%)
158,540	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	142,524
187,485	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34	194,964
154,227	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	135,717
62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	65,009

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A- Adjustable Rate Mortgage BackedSecurities, continued:
$148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class Al0, 5.00%, 8/25/33	$146,464
49,561	Countrywide Alternative Loan Trust, 5.50%, 11/25/35	41,950
152,856	Countrywide Alternative Loan Trust, Series 2006-8Tl, Class 2A3, 5.50%, 4/25/36	134,117
24,869	Countrywide Alternative Loan Trust, 6.00%, 1/25/37	21,928
56,095	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2Al, 6.50%, 3/25/34	59,160
10,528	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3Al, 6.50%, 9/25/34	10,520
169,738	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, ClassA3, 6.26%, 6/25/36(b)	137,587
14,946	Master Alternative Loans Trust, Series 2004-6, Class 10Al, 6.00%, 7/25/34	15,595
124,087	Master Alternative Loans Trust, Series 2004-8, Class 5Al, 6.00%, 9/25/34	133,566
117,479	Master Alternative Loans Trust, Series 2004-3, Class 5Al, 6.50%, 3/25/34	125,912
230,476	Nomura Asset Acceptance Corp., Series 2005-APl, Class 2A5, 4.86%, 2/25/35(b)	234,651
61,109	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	57,284
201,792	Nomura Asset Acceptance Corp., Series 2006-AFl, Class 1A2, 6.16%, 5/25/36(b)	109,345
23,759	Residential Accredit Loans, Inc., Series 2004-QS9, Class A l, 5.00%, 6/25/19	23,826
26,705	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	22,528
141,882	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	130,110
64,682	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	52,946
92,887	Washington Mutual Mortgage Pass- Through Certificates, 5.50%, 7/25/35	91,869
		2,087,572
Commercial Mortgage Backed Securities (0.1%)
55,036	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A3, 5.82%, 2/12/51	55,072
Prime Adjustable Rate Mortgage Backed Securities (0.3%)
30,803	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 2.64%, 9/25/34(b)	14,116
26,450	Chase Mortgage Finance Corp., Series 2007-A2, Class 7Al, 4.95%, 7/25/37(b)	24,362
125,289	Credit Suisse Mortgage Capital Certificates, Series 2009, 5.58%, 5/26/37(b)(c)	129,501

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$61,720	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(b)(c)	$63,573
		231,552
Prime Fixed Mortgage Backed Securities (2.9%)
335,285	American Home Mortgage Investment Trust, 5.41%, 9/25/35(b)	275,121
66,010	Bank of America Funding Corp., 6.00%, 7/25/36	59,630
24,960	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	25,600
3,736	Bank of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	3,765
1,329	Chase Mortgage Finance Corp., 5.50%, 10/25/33	1,329
54,461	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.60%, 5/25/35(b)	53,884
246,854	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34	264,743
15,828	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	16,009
49,771	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	6,160
104,856	Countrywide Home Loans, 2.55%, 11/25/35(b)	89,383
205,340	Countrywide Home Loans, Series 2005- 12, Class 2A9, 5.50%, 5/25/35	209,507
97,044	Countrywide Home Loans, Series 2005- J1, Class 1A8, 5.50%, 2/25/35	98,141
95,179	Countrywide Home Loans, Series 2007- J3, Class A10, 6.00%, 7/25/37*	81,293
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	39,300
44,121	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	31,811
4,702	GSR Mortgage Loan Trust, Series 2006- 10F, Class 5A1, 6.00%, 1/25/27	4,174
51,443	Lehman Mortgage Trust, 5.50%, 1/25/36	46,684
3,860	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	4,105
16,544	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	17,030
83,586	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 5.47%, 9/25/33(b)	86,459
38,001	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	40,264
196,802	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	195,944
2,337	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	2,332

Principal
Shares	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$263,712	Wells Fargo Mortgage Backed Securities Trust, Series 2007-9, Class 1A5, 5.50%, 7/25/37	$271,145
41,719	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	40,667
		1,964,480
U.S. Government Agency Mortgage Backed Securities (11.5%)
371,920	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	343,098
250,000	Fannie Mae, 1.63%, 10/26/15	253,954
240,297	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	232,762
225,943	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	220,557
458,798	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(b)	455,432
131,833	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	133,522
145,989	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	150,836
116,474	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	121,492
455,610	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	458,752
41,517	Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32	42,402
85,715	Fannie Mae, 4.00%, 4/1/25, Pool #AD3828	91,675
7,980	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	8,119
99,205	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	104,334
50,901	Fannie Mae, 4.50%, 4/1/35, Pool #814522	55,100
500,000	Fannie Mae, 5.00%, 2/13/17	550,988
1,328	Fannie Mae, 5.00%, 3/1/18, Pool #681351	1,403
64,719	Fannie Mae, 5.50%, 10/1/35, Pool #838584	72,188
5,402	Fannie Mae, 6.00%, 5/1/35, Pool #357778	6,128
7,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	7,869
230,805	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	220,117
18,503	Freddie Mac, 1.87%, 6/1/28, Pool #605508(b)	18,668
289,043	Freddie Mac, Series 3747, Class HK, 2.50%, 7/15/37	296,392
628,677	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	637,944
106,555	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	109,230
399,720	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	409,801
59,329	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	60,215
295,424	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	299,501

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Principal
Shares	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$561,332	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	$564,327
287,369	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	296,379
186,190	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	185,058
558,351	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	588,173
474,206	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	497,536
33,977	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	35,703
2,074	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	2,190
3,831	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	4,062
3,837	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	4,299
5,195	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15 /31	5,782
12,825	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	14,395
71,305	Freddie Mac, 7.50%, 12/15/22	80,639
117,097	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	108,136
2,107	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	2,363
47,586	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	53,916
2,963	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	3,091
13,232	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	14,704
		7,823,232
Total Mortgage Backed Securities		12,469,076

Corporate Bonds (2.6%)
Beverages (0.5%)
315,000	Anheuser-Busch InBev NV, 2.50%, 7/ 15/22	308,697
Financial Services (0.2%)
194,797	Preferred Term Securities XX, Class B-2, 0.68%, 3/22/38, Continuously Callable @ 100 (b)(c)	121,748
121,963	Preferred Term Securities XXIII, 0.08%, 12/22/36 (d)(e)	3,049
275,210	Regional Diversified Funding, 1.55%, 1/25/36 (b)(e)	26,145
		150,942
Internet & Catalog Retail (0.4%)
300,000	eBay, Inc., 0.72%, 8/1/19 (b)	300,288
IT Services (0.7%)
500,000	IBM Corp., 1.63%, 5/15/20	482,245
Oil-Integrated Companies (0.5%)
325,000	BP Capital Markets PLC, 2.75%, 5/10/23	316,031
Real Estate Investment Trusts (0.3%)
200,000	Arden Realty LP, 5.25%, 3/1/15, Callable 12/1/14 @ 100 *	202,155

Shares or
Principal
Amount	Security Description	Value

Corporate Bonds, continued:
Security Brokers & Dealers (0.0%)
$350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (f )	$70
Total Corporate Bonds		1,760,428

Taxable Municipal Bonds (0.8%)
Illinois (0.7%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, 6.29%, 1/1/21, Callable 1/1/19 @ 100*	164,534
300,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	299,475
		464,009
Missouri (0.1%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	101,468
Total Taxable Municipal Bonds		565,477

U.S. Government Agency Securities (4.0%)
Fannie Mae
500,000	2.00%, 4/17/28, Callable 4/17/28 @ 100 *(b)(g)	500,611
Fannie Mae Strips
300,000	6.175%, 11/15/16 (d)	294,695
Federal Home Loan Bank
300,000	0.50%, 8/28/19, Callable 11/28/14 @ 100 *(b)(g)	299,947
500,000	1.00%, 8/7/24, Callable 11/7/14 @ 100 *(b)(g)	496,111
550,000	1.50%, 3/13/23, Callable 9/13/14 @ 100 *(b)(g)	549,115
600,000	2.79%, 2/19/21, Callable 2/19/21 @ 100 *	604,302
		1,949,475
Total U.S. Government Agency Securities		2,744,781

U.S. Treasury Obligations (15.6%)
U.S. Treasury Bonds
1,771,000	3.00%, 5/15/42	1,751,076
315,000	4.25%, 11/15/40	386,761
		2,137,837
U.S. Treasury Inflation Index Bonds
809,000	0.13%, 1/15/23	829,744
U.S. Treasury Notes
1,000,000	0.25%, 2/29/16	999,297
300,000	0.75%, 3/31/18	294,891
1,250,000	0.88%, 5/15/17	1,251,270
1,310,000	1.50%, 5/31/19	1,304,167
1,125,000	2.25%, 11/30/17	1,166,132
500,000	2.75%, 2/28/18	526,446
1,300,000	2.75%, 11/15/23	1,349,765
750,000	4.50%, 2/15/16	795,469
		7,687,437
Total U.S. Treasury Obligations		10,655,018

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

Principal
Amount	Security Description	Value

Investment Companies (5.4%)
27,705	iShares MSCI EAFE Index Fund	$1,848,201
41,588	iShares MSCI Emerging Markets Index Fund	1,873,955
Total Investment Companies		3,722,156

Investment in Affiliates (1.6%)
1,110,345	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(h)	1,110,345
Total Investment in Affiliates		1,110,345

Total Investments (Cost $57,760,528) (i) — 99.7% .		68,143,290
Other assets in excess of liabilities — 0.3% .		174,635
Net Assets — 100.0%		$68,317,925

(a)	Non-income producing security.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Rate represents the effective yield at purchase.
(e)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2014, illiquid securities were 0.0% of the Fund’s net assets.
(f)	Issuer has defaulted on the payment of interest.
(g)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2014.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
GO	General Obligation
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Schedule of Portfolio Investments
August 31, 2014

Shares	Security Description	Value

Common Stocks (97.1%)
Air Freight & Logistics (1.4%)
5,445	United Parcel Service, Inc., Class B	$529,962
Airlines (1.1%)
11,011	American Airlines Group, Inc.	428,438
Apparel Manufacturers (1.6%)
9,467	VF Corp.	607,024
Auto Components (1.4%)
10,691	Johnson Controls, Inc.	521,828
Auto Manufacturers (2.3%)
50,359	Ford Motor Co.	876,750
Banking (4.2%)
9,396	JPMorgan Chase & Co.	558,592
6,465	PNC Financial Services Group	547,909
12,270	U.S. Bancorp	518,776
		1,625,277
Biotechnology (2.5%)
2,794	Amgen, Inc.	389,428
7,728	BioMarin Pharmaceutical, Inc.(a)	550,388
		939,816
Broadcasting/Cable (1.8%)
12,805	Comcast Corp., Class A	700,818
Capital Markets (1.7%)
12,182	Raymond James Financial, Inc.	665,624
Chemicals (3.6%)
4,979	Ecolab, Inc.	571,689
6,025	Praxair, Inc.	792,589
		1,364,278
Commercial Services & Supplies (1.6%)
5,141	Stericycle, Inc.(a)	611,008
Commodity Chemicals (1.7%)
6,648	Westlake Chemical Corp.	645,720
Computer Software & Services (6.2%)
31,498	EMC Corp.	930,135
18,611	Microsoft Corp.	845,498
14,400	Oracle Corp.	598,032
		2,373,665
Computers & Peripherals (5.2%)
14,699	Apple, Inc.	1,506,647
12,337	Hewlett-Packard Co.	468,806
		1,975,453
Diversified Financial Services (3.1%)
3,693	Berkshire Hathaway, Inc., Class B(a)	506,864
3,675	Goldman Sachs Group, Inc.	658,230
		1,165,094
Diversified Manufacturing Operations (3.8%)
12,719	Danaher Corp.	974,403
4,553	Honeywell International, Inc.	433,582
		1,407,985
Electrical Components & Equipment (1.4%)
7,814	Eaton Corp. PLC	545,495
Electronic Components/Instruments (4.1%)
13,197	Agilent Technologies, Inc.	754,341
6,638	Thermo Fisher Scientific, Inc.	797,953
		1,552,294
Energy Equipment & Services (1.3%)
7,870	FMC Technologies, Inc.(a)	486,681
Financial Services (2.0%)
9,303	T. Rowe Price Group, Inc.	753,496
Food & Staples Retailing (1.6%)
7,840	CVS Caremark Corp.	622,888

Shares	Security Description	Value

Common Stocks, continued:
Food Products (5.7%)
5,562	Hain Celestial Group, Inc.(a)	$547,078
5,068	Hershey Co.	463,317
6,952	Mead Johnson Nutrition Co.	664,611
13,842	Mondelez International, Inc.	500,942
		2,175,948
Health Care Equipment & Supplies (2.0%)
11,835	St. Jude Medical, Inc.	776,258
Health Care Providers & Services (1.3%)
2,594	McKesson Corp.	505,908
Household Durables (2.9%)
12,885	Jarden Corp.(a)	770,394
9,495	Toll Brothers, Inc.(a)	337,927
		1,108,321
Insurance (1.9%)
12,618	American International Group, Inc.	707,365
Integrated Oil & Gas (1.1%)
4,335	Exxon Mobil Corp.	431,159
Internet (3.5%)
6,530	Facebook, Inc., Class A(a)	488,575
522	Google, Inc., Class A(a)	303,992
950	Google, Inc., Class C(a)	543,020
		1,335,587
Internet Software & Services (2.0%)
20,138	Yahoo!, Inc.(a)	775,514
Machinery (1.7%)
7,911	Wabtec Corp.	659,461
Media (2.9%)
9,010	AMC Networks, Inc.(a)	563,801
5,898	Walt Disney Co.	530,112
		1,093,913
Medical Equipment & Supplies (1.2%)
5,489	Stryker Corp.	457,289
Oil & Gas Equipment & Services (1.7%)
9,405	Baker Hughes, Inc.	650,262
Oil & Gas Exploration & Production (3.7%)
3,826	EOG Resources, Inc.	420,401
5,091	Noble Energy, Inc.	367,265
6,333	Whiting Petroleum Corp.(a)	586,815
		1,374,481
Oil & Gas Exploration, Production and Services (1.2%)
4,640	Apache Corp.	472,491
Pharmaceuticals (3.1%)
5,346	Gilead Sciences, Inc.(a)	575,123
9,943	Merck & Co., Inc.	597,673
		1,172,796
Real Estate Investment Trusts (1.2%)
20,706	Host Hotels & Resorts, Inc.	472,511
Retail (1.2%)
4,940	Home Depot, Inc.	461,890
Semiconductors (2.1%)
16,459	Texas Instruments, Inc.	792,995
Specialty Retail (1.2%)
4,443	Tiffany & Co.	448,476
Transportation & Shipping (1.9%)
6,962	Union Pacific Corp.	732,890
Total Common Stocks		37,005,109

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

Shares	Security Description	Value

Investment in Affiliates (3.1%)
1,165,370	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(b)	$1,165,370
Total Investment in Affiliates		1,165,370

Total Investments (Cost $30,074,056) (c) — 100.2%		38,170,479
Liabilities in excess of other assets — (0.2)%		(74,777)
Net Assets — 100.0%		$38,095,702

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS
Opportunistic Fund

Schedule of Portfolio Investments
August 31, 2014

Shares or
Principal
Amount	Security Description	Value

Common Stocks (82.6%)
Aerospace & Defense (4.1%)
20,964	Exelis, Inc.	$360,371
1,648	Precision Castparts Corp.	402,210
		762,581
Airlines (1.6%)
7,613	Delta Air Lines, Inc.	301,323
Apparel Manufacturers (2.3%)
6,934	VF Corp.	444,608
Auto Manufacturers (1.4%)
15,877	Ford Motor Co.	276,419
Banking (1.2%)
18,796	FNB Corp.	232,319
Banks (1.7%)
3,856	Prosperity Bancshares, Inc.	232,903
8,780	Southern National Bancorp of Virginia, Inc.	93,858
		326,761
Biotechnology (2.8%)
3,928	BioMarin Pharmaceutical, Inc.(a)	279,752
6,974	Kythera Biopharmaceuticals, Inc.(a)	262,292
		542,044
Broadcasting/Cable (1.6%)
2,085	Time Warner Cable, Inc.	308,434
Building Products (1.0%)
5,166	Trex Co., Inc.(a)	194,242
Capital Markets (1.7%)
21,407	New Mountain Finance Corp.	329,454
Chemicals (2.3%)
9,374	RPM International, Inc.	441,797
Commercial Services & Supplies (3.5%)
11,209	Knoll, Inc.	205,013
3,914	Stericycle, Inc.(a)	465,179
		670,192
Computer Software & Services (2.0%)
12,906	EMC Corp.	381,114
Computers & Peripherals (2.1%)
3,878	Apple, Inc.	397,495
Consumer Products (1.1%)
25,544	Black Diamond, Inc.(a)	216,613
Diversified Consumer Services (1.8%)
10,215	Hillenbrand, Inc.	341,590
Diversified Manufacturing Operations (1.5%)
3,839	Danaher Corp.	294,106
Electronic Components/Instruments (3.4%)
6,605	Agilent Technologies, Inc.	377,542
2,257	Thermo Fisher Scientific, Inc.	271,314
		648,856
Food Products (3.8%)
3,121	Hain Celestial Group, Inc.(a)	306,982
12,714	Pinnacle Foods, Inc.	411,425
		718,407
Food Products & Services (2.4%)
12,234	Sysco Corp.	462,812
Health Care Equipment & Supplies (2.9%)
8,482	St. Jude Medical, Inc.	556,334
Health Care Providers & Services (2.6%)
2,578	McKesson Corp.	502,787
Household Durables (2.0%)
6,449	Jarden Corp.(a)	385,586

Shares or
Principal
Amount	Security Description	Value

Common Stocks, continued:
Industrial Conglomerates (1.9%)
14,031	General Electric Co.	$364,525
Internet (2.8%)
944	Google, Inc., Class C(a)	539,590
Internet Software & Services (2.1%)
10,276	Yahoo!, Inc.(a)	395,729
Leisure Equipment & Products (1.7%)
18,701	Performance Sports Group Ltd.(a)	322,592
Marine (2.1%)
3,294	Kirby Corp.(a)	392,941
Media (3.5%)
4,422	DIRECTV(a)	382,282
3,649	Time Warner, Inc.	281,082
		663,364
Metals & Mining (1.6%)
10,689	Constellium NV, Class A(a)	304,423
Oil & Gas Drilling (1.6%)
11,232	Nabors Industries Ltd.	305,623
Oil & Gas Exploration & Production (4.4%)
1,974	Anardarko Petroleum Corp.	222,450
32,236	Halcon Resources Corp.(a)	177,298
4,634	Whiting Petroleum Corp.(a)	429,386
		829,134
Oil & Gas Storage and Transportation (1.1%)
5,172	Kinder Morgan, Inc.	208,225
Paper & Forest Products (1.4%)
5,668	International Paper Co.	274,615
Pharmaceuticals (1.7%)
3,014	Gilead Sciences, Inc.(a)	324,246
Semiconductors (4.4%)
11,131	Intel Corp.	388,694
43,846	ON Semiconductor Corp.(a)	427,936
		816,630
Semiconductors & Semiconductor Equipment (1.5%)
7,332	Broadcom Corp.	288,734
Total Common Stocks		15,766,245

Convertible Bonds (5.9%)
$430,000	M/I Homes, Inc., 3.00%, 3/1/18	449,081
755,000	Volcano Corp., 1.75%, 12/1/17	676,669
Total Convertible Bonds		1,125,750

Investment Companies (6.0%)
44,343	ProShares Short Russell2000	717,913
22,816	Proshares Ultrashort Euro ETF	422,096
Total Investment Companies		1,140,009

Investment in Affiliates (5.2%)
993,539	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(b)	993,539
Total Investment in Affiliates		993,539

Total Investments (Cost $18,133,601) (c) — 99.7%		19,025,543
Other assets in excess of liabilities — 0.3% .		65,626
Net Assets — 100.0%		$19,091,169

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

ETF	Exchange Traded Fund

 See notes to financial statements.

CAVANAL HILL FUNDS
World Energy Fund

Schedule of Portfolio Investments
August 31, 2014

Shares	Security Description	Value

Common Stocks (81.9%)
Airlines (1.1%)
11,482	American Airlines Group, Inc.	$446,765
Chemicals (2.4%)
8,040	RPM International, Inc.	378,925
11,297	The Dow Chemical Co.	604,955
		983,880
Coal & Consumable Fuels (0.0%)
601	Peabody Energy Corp.	9,544
Commodity Chemicals (1.1%)
4,581	Westlake Chemical Corp.	444,953
Construction & Engineering (2.7%)
8,048	Chicago Bridge & Iron Co. NV	510,404
15,943	Quanta Services, Inc.(a)	579,369
		1,089,773
Construction Materials (1.6%)
6,408	Eagle Materials, Inc.	653,039
Diversified Metals & Mining (2.3%)
3,598	Hi-Crush Partners LP	248,802
9,510	U.S. Silica Holdings, Inc.	682,913
		931,715
Electric Integrated (0.2%)
2,262	Southern Co.	100,433
Electric Utilities (1.8%)
4,269	ALLETE, Inc.	207,772
4,751	Cleco Corp.	268,051
633	Duke Energy Corp.	46,836
8,328	Electricite de France SA ADR	53,882
8,398	Enel SpA ADR	43,754
2,469	MGE Energy, Inc.	99,328
1,859	SSE PLC ADR	47,312
		766,935
Electrical Components & Equipment (1.4%)
8,344	Eaton Corp. PLC	582,495
Energy Equipment & Services (1.1%)
7,268	FMC Technologies, Inc.(a)	449,453
Gas (0.7%)
2,608	Sempra Energy	276,370
346	UGI Corp.	18,331
		294,701
Gas Utilities (2.9%)
362	AGL Resources, Inc.	19,298
254	National Fuel & Gas Co.	19,416
4,420	Northwest Natural Gas Co.	200,933
9,717	Piedmont Natural Gas Co.	363,416
11,212	The Laclede Group, Inc.	554,433
		1,157,496
Heavy Electrical Equipment (1.0%)
30,233	Vestas Wind Systems A/S ADR(a)	424,169
Independent Power Producers & Energy Traders (0.8%)
4,455	AES Corp.	67,627
4,065	Empresa Nacional de Electricid ADR	186,787
2,071	NRG Energy, Inc.	63,745
		318,159
Industrial Conglomerates (2.1%)
16,449	General Electric Co.	427,345
3,599	Siemens AG ADR	450,955
		878,300
Integrated Oil & Gas (6.7%)
250	Chevron Corp.	32,363
5,503	Eni SpA ADR	274,379
564	Exxon Mobil Corp.	56,095
14,309	Imperial Oil Ltd.	761,954
5,305	Royal Dutch Shell PLC ADR	429,546
7,168	Royal Dutch Shell PLC ADR	608,205

Shares	Security Description	Value

Common Stocks, continued:
Integrated Oil & Gas, continued:
5,766	Sasol Ltd. ADR	$337,772
3,343	Total SA ADR	220,504
		2,720,818
Machinery (1.0%)
5,900	Greenbrier Companies, Inc.	421,968
Marine (1.1%)
3,869	Kirby Corp.(a)	461,533
Multiline Retail (0.8%)
19,308	Enersis SA ADR	326,498
Multi-Utilities (4.3%)
3,357	Alliant Energy Corp.	196,351
3,051	Consolidated Edison, Inc.	176,622
6,020	Dominion Resources, Inc. VA	422,725
2,318	GDF Suez SA ADR	57,023
9,373	National Grid PLC ADR	700,538
5,013	Wisconsin Energy Corp.	227,239
		1,780,498
Oil & Gas (2.0%)
30,714	WPX Energy, Inc.(a)	817,607
Oil & Gas Drilling (3.7%)
596	Ensco PLC ADR	30,086
29,282	Nabors Industries Ltd.	796,763
16,330	Patterson-UTI Energy, Inc.	564,038
1,198	Seadrill Ltd.	44,626
925	Transocean Ltd.	35,751
		1,471,264
Oil & Gas Equipment & Services (6.2%)
8,640	Baker Hughes, Inc.	597,370
3,044	Era Group, Inc.(a)	77,957
9,914	Halliburton Co.	670,285
5,636	National Oilwell Varco, Inc.	487,119
5,803	Schlumberger Ltd.	636,241
		2,468,972
Oil & Gas Exploration & Production (10.8%)
5,300	Anardarko Petroleum Corp.	597,257
237	CNOOC Ltd. ADR	47,424
2,941	Concho Resources, Inc.(a)	417,740
648	ConocoPhillips	52,631
5,711	EOG Resources, Inc.	627,525
66,782	Halcon Resources Corp.(a)	367,301
31,363	Kodiak Oil & Gas Corp.(a)	510,276
6,310	Noble Energy, Inc.	455,203
10,917	Oasis Petroleum, Inc.(a)	537,007
8,241	Whiting Petroleum Corp.(a)	763,611
		4,375,975
Oil & Gas Exploration, Production and Services (1.5%)
6,070	Apache Corp.	618,108
Oil & Gas Refining & Marketing (2.2%)
854	Marathon Petroleum Corp.	77,723
8,453	Phillips 66	735,579
1,576	Valero Energy Corp.	85,325
		898,627
Oil & Gas Storage and Transportation (11.3%)
19,034	Enbridge, Inc.	948,845
8,154	Enterprise Products Partners LP(a)	331,297
3,261	Magellan Midstream Partners LP(a)	273,696
4,735	MarkWest Energy Partners LP(a)	377,522
5,427	Plains All American Pipeline LP(a)	325,240
5,893	Rose Rock Midstream LP(a)	359,414
25,231	Spectra Energy Corp.	1,051,124
6,253	Sunoco Logistics Partners LP	309,398
1,417	Teekay Corp.	86,890
1,001	The Williams Cos., Inc.	59,499

See notes to financial statements.

CAVANAL HILL FUNDS
World Energy Fund

Schedule of Portfolio Investments, Continued
August 31, 2014

Shares or
Principal
Amount	Security Description	Value

Common Stocks, continued:
Oil & Gas Storage and Transportation, continued:
9,766	Ultrapar Participacoes SA ADR	$250,107
4,407	Williams Partners LP(a)	233,615
		4,606,647
Oil Gas & Consumable Fuels (1.8%)
31,279	Weatherford International PLC(a)	741,000
Oil, Gas & Consumable Fuels (3.3%)
10,658	Athlon Energy, Inc.(a)	496,023
885	Cameco Corp.	17,319
512	CONSOL Energy, Inc.	20,623
3,201	Pembina Pipeline Corp.	147,086
1,935	Pioneer Natural Resources Co.	403,738
4,400	Transcanada Corp.	236,632
		1,321,421
Road & Rail (1.4%)
7,745	Canadian National Railway Co.	556,556
Water (0.5%)
4,094	American Water Works Co., Inc.	207,197
Water Utilities (0.1%)
952	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	8,987
733	Connecticut Water Service, Inc.	24,152
468	United Utilities Group PLC ADR	13,745
		46,884
Total Common Stocks		33,373,383

Corporate Bonds (13.7%)
Energy Equipment & Services (2.4%)
$250,000	Ensco PLC, 4.70%, 3/15/21	272,173
200,000	FMC Technologies, Inc., 2.00%, 10/1/17	202,217
150,000	National Oilwell Varco, Inc., 2.60%, 12/1/22, Callable 9/1/22 @ 100 *	146,345
300,000	Transocean, Inc., 5.05%, 12/15/16	323,634
		944,369
Multi-Utilities (1.5%)
300,000	Dominion Resources, Inc., Series A, 1.40%, 9/15/17	298,782
300,000	Southern Co., 2.45%, 9/1/18	306,741
		605,523
Oil & Gas Exploration & Production (1.1%)
400,000	Anardarko Petroleum Corp., 6.38%, 9/15/17	456,104

Shares or
Principal
Amount	Security Description	Value

Corporate Bonds, continued:
Oil & Gas Exploration, Production and Services (3.3%)
$300,000	Apache Corp., 1.75%, 4/15/17	$304,319
350,000	Baker Hughes, Inc., 3.20%, 8/15/21, Callable 5/15/21 @ 100 *	363,604
300,000	Progress Energy, Inc., 5.63%, 1/15/16 ..	319,689
300,000	Schlumberger Investment SA, 3.65%, 12/1/23, Callable 9/1/23 @ 100 *	316,003
		1,303,615
Oil Gas & Consumable Fuels (0.5%)
200,000	Pioneer Natural Resource Co., 3.95%, 7/15/22, Callable 4/15/22 @ 100 *	209,653
Oil, Gas & Consumable Fuels (1.3%)
200,000	Continental Resources, Inc., 5.00%, 9/15/22, Callable 3/15/17 @ 103 *	215,750
300,000	Suncor Energy, Inc., 6.10%, 6/1/18	345,957
		561,707
Oil-Integrated Companies (3.6%)
225,000	BP Capital Markets PLC, 2.75%, 5/10/23	218,791
300,000	Chevron Corp., 1.10%, 12/5/17, Callable 11/5/17 @ 100 *	297,954
400,000	ConocoPhillips Co., 1.05%, 12/15/17, Callable 11/15/17 @ 100 *	396,176
100,000	Shell International Finance BV, 1.13%, 8/21/17	99,873
400,000	Statoil ASA, 1.95%, 11/8/18	403,637
100,000	Total Capital International SA, 1.00%, 8/12/16	100,864
		1,517,295
Total Corporate Bonds		5,598,266

Investment in Affiliates (6.0%)
2,440,058	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(b)	2,440,058
Total Investment in Affiliates		2,440,058

Total Investments (Cost $38,731,118) (c) — 101.6%		41,411,707
Liabilities in excess of other assets — (1.6)%		(649,092)
Net Assets — 100.0%		$40,762,615

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2014.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS
World Energy Fund

Schedule of Portfolio Investments, Concluded
August 31, 2014

The World Energy Fund invested in securities with exposure to the following countries as of August 31, 2014:

% of
Net Assets
United States	70.6%
Canada	7.4%
United Kingdom	4.2%
Netherlands	2.9%
Bermuda	2.3%
Switzerland	1.9%
Curaçao	1.6%
Ireland	1.4%
Chile	1.3%
Germany	1.1%
France	1.0%
Denmark	1.0%
Norway	1.0%
South Africa	0.8%
Cayman Islands	0.8%
Italy	0.8%
Luxembourg	0.8%
Brazil	0.6%
China	0.1%
Other Net Assets	(1.6)%
Total	100.0%

See notes to financial statements.

[This page is intentionally left blank]

CAVANAL HILL FUNDS

Notes to Financial Statements
August 31, 2014

1.    Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. As of August 31, 2014, the Trust offered shares of U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust with the exception of the World Energy Fund which is non-diversified. The Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The World Energy Fund is also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in five classes of shares: Administrative Shares, Institutional Shares, Select Shares, Service Shares and Premier Shares. As of August 31, 2014, the Service Shares of Cash Management Fund and Tax-Free Money Market Fund, the Select Shares of U.S. Treasury Fund and Cash Management Fund, and the Premier Shares of U.S. Treasury Fund were not offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Prior to August 1,2014, the Opportunistic Fund was designated as non-diversified.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

● Level 1 – quoted prices in active markets for identical assets

● Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

The following is a summary categorization, as of August 31, 2014, of each Fund’s investments based on the inputs used in determining the value of such investments:

			Level 3 –
		Level 2 –	Significant
	Level 1 –	Other Significant	Unobservable
Fund	Quoted Prices	Observable Inputs	Inputs	Total

U.S. Treasury Fund
U.S. Treasury Obligations	$—	$366,613,406	$—	$366,613,406
Repurchase Agreements	—	737,100,000	—	737,100,000
Total Investments	—	1,103,713,406	—	1,103,713,406

Cash Management Fund
Certificates of Deposit	—	80,000,208	—	80,000,208
Commercial Paper1	—	399,889,335	—	399,889,335
U.S. Government Agency Securities	—	239,941,370	—	239,941,370
Repurchase Agreements	—	447,000,000	—	447,000,000
Time Deposit	—	29,119,736	—	29,119,736
Total Investments	—	1,195,950,649	—	1,195,950,649

Tax-Free Money Market Fund
Municipal Bonds2	—	201,000,300	—	201,000,300
Municipal Commercial Paper2	—	30,400,000	—	30,400,000
Investment Companies	18,265,129	—	—	18,265,129
Total Investments	18,265,129	231,400,300	—	249,665,429

Intermediate Tax-Free Bond Fund
Municipal Bonds2	—	33,539,814	—	33,539,814
Investment in Affiliates	2,277,136	—	—	2,277,136
Total Investments	2,277,136	33,539,814	—	35,816,950

Short-Term Income Fund
Asset Backed Securities	—	11,314,003	—	11,314,003
Mortgage Backed Securities3	—	49,817,156	—	49,817,156
Corporate Bonds1	—	18,822,723	—	18,822,723
Municipal Bonds2	—	1,325,955	—	1,325,955
U.S. Government Agency Securities	—	4,882,527	—	4,882,527
U.S. Treasury Obligations	—	80,305,783	—	80,305,783
Investment in Affiliates	1,346,158	—	—	1,346,158
Total Investments	1,346,158	166,468,147	—	167,814,305

Intermediate Bond Fund
Asset Backed Securities	—	2,649,100	—	2,649,100
Mortgage Backed Securities3	—	11,693,906	—	11,693,906
Corporate Bonds1	—	5,495,396	—	5,495,396
Taxable Municipal Bonds2	—	818,131	—	818,131
U.S. Government Agency Securities	—	2,788,575	—	2,788,575
U.S. Treasury Obligations	—	18,635,469	—	18,635,469
Investment in Affiliates	1,123,504	—	—	1,123,504
Total Investments	1,123,504	42,080,577	—	43,204,081

Bond Fund
Asset Backed Securities	—	777,081	—	777,081
Mortgage Backed Securities3	—	23,603,443	—	23,603,443
Corporate Bonds1	—	4,533,907	—	4,533,907
Taxable Municipal Bonds2	—	423,497	—	423,497
U.S. Government Agency Securities	—	6,035,224	—	6,035,224
U.S. Treasury Obligations	—	35,312,039	—	35,312,039
Investment in Affiliates	2,227,688	—	—	2,227,688
Total Investments	2,227,688	70,685,191	—	72,912,879

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

			Level 3 –
		Level 2 –	Significant
	Level 1 –	Other Significant	Unobservable
Fund	Quoted Prices	Observable Inputs	Inputs	Total

Balanced Fund
Common Stocks1	$33,760,477	$—	$—	$33,760,477
Asset Backed Securities	—	1,355,532	—	1,355,532
Mortgage Backed Securities3	—	12,469,076	—	12,469,076
Corporate Bonds1	—	1,760,428	—	1,760,428
Taxable Municipal Bonds2	—	565,477	—	565,477
U.S. Government Agency Securities	—	2,744,781	—	2,744,781
U.S. Treasury Obligations	—	10,655,018	—	10,655,018
Investment Companies	3,722,156	—	—	3,722,156
Investment in Affiliates	1,110,345	—	—	1,110,345
Total Investments	38,592,978	29,550,312	—	68,143,290

U.S. Large Cap Equity Fund
Common Stocks1	37,005,109	—	—	37,005,109
Investment in Affiliates	1,165,370	—	—	1,165,370
Total Investments	38,170,479	—	—	38,170,479

Opportunistic Fund
Common Stocks1	15,766,245	—	—	15,766,245
Convertible Bonds	—	1,125,750	—	1,125,750
Investment Companies	1,140,009	—	—	1,140,009
Investment in Affiliates	993,539	—	—	993,539
Total Investments	17,899,793	1,125,750	—	19,025,543

World Energy Fund
Common Stocks1	33,373,383	—	—	33,373,383
Corporate Bonds1	—	5,598,266	—	5,598,266
Investment in Affiliates	2,440,058	—	—	2,440,058
Total Investments	35,813,441	5,598,266	—	41,411,707

1	Please see the Schedule of Portfolio Investments for Industry classification.
2	Please see the Schedule of Portfolio Investments for State classification.
3	Please see the Schedule of Portfolio Investments for Mortgage Backed Securities classification.

The Funds determine transfers between fair value hierarchy levels based on valuations at the reporting period end. There were no significant transfers between Levels 1 and 2 as of August 31, 2014, based on levels assigned to securities on August 31, 2013.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded options are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Purchased Options:

Each of the Funds, except U.S. Treasury Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. Each of the Funds will purchase options and index options only when its total investment in such options immediately after such purchase will not exceed 5% of its total assets.

As of August 31, 2014, the Funds did not hold purchased options; however, Opportunistic Fund held purchased options during the year.

Any realized and unrealized losses on purchases options contracts are included in “Net realized gains/(losses from investment transactions” and “Change in unrealized appreciation/(depreciation) on investments,” respectively, on the Statements of Operations. Realized and unrealized gains/(losses) on purchased options for the Opportunistic Fund for the year ended August 31, 2014 were $(177,689) and $(22,301), respectively. Opportunistic Fund engaged in limited purchased options activity during the year ended August 31, 2014. Opportunistic Fund’s average monthly fair value of purchased options as a percentage of average net assets was less than 1%. The Fund purchased options to hedge against its stock positions.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of August 31, 2014 are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Short-Term Income Fund:
Preferred Term Securities IX, 2.03%, 4/3/33, Continuously Callable @ 100	03/17/03	$504,403	$500,000	$351,250
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	398,411	406,542	10,164

Intermediate Bond Fund:
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	08/04/08	176,336	928,610	39,466
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.38%, 12/23/37	11/27/07	532,073	705,469	29,982
Preferred Term Securities IX, 2.03%, 4/3/33, Continuously Callable @ 100	03/18/03	504,403	500,000	351,250
Preferred Term Securities XI, Class B-1, 1.83%, 9/24/33, Continuously Callable @ 100	09/12/03	515,167	500,000	322,500
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	398,411	406,542	10,164

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Bond Fund:
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	08/04/08	$176,336	$928,610	$39,466
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.38%, 12/23/37	11/27/07	409,287	542,669	23,063
Preferred Term Securities IX, Series 144, 2.03%, 4/3/33, Continuously Callable @ 100	03/18/03	1,008,806	1,000,000	702,500
Preferred Term Securities XI, Class B-1, 1.83%, 9/24/33, Continuously Callable @ 100	09/12/03	515,167	500,000	322,500
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	199,206	203,271	5,082

Balanced Fund:
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	119,523	121,963	3,049
Regional Diversified Funding, 1.55%, 1/25/36	01/09/07	267,912	275,210	26,145

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers that Cavanal Hill Investment Management, Inc. deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book- entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Intermediate Tax-Free Bond Fund, Short- Term Income Fund, Intermediate Bond Fund and Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Redemption In Kind:

The Funds reserve the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets). A Fund will recognize a gain on the redemption in kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; a Fund recognizes a loss if cost exceeds value. Gains and losses realized on the redemption in kind are not recognized for tax purposes and are reclassified from accumulated net realized gain/loss to additional paid-in capital. During the year ended August 31, 2013, the Opportunistic Fund realized $5,959 of net loss on $219,438 of redemption in kind.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

Money Market Mutual Fund Regulatory Changes:

On July 23, 2014, the United States Securities and Exchange Commission (“SEC”) issued final rules that will alter and increase the regulations to which money market funds, including the Money Market Funds, are subject. The new rules have varying implementation dates, ranging from June 2014 to September 2015, and therefore have not had, and are not expected to have for some time, any material impact on the Money Market Funds. The SEC’s new rules will be implemented within the next two years, and are intended to give investors additional protection during rare periods of market stress, when redemptions in some money market mutual funds may increase significantly. Upon implementation, the new rules will require institutional prime (general purpose) and institutional municipal money market mutual funds to price and transact at a “floating” net asset value. During periods of extraordinary market stress, the new rules would permit certain money market funds to charge liquidity fees payable to the fund upon redemption, as well as provide for redemption gates that could limit or stop withdrawals. Certain government and U.S. Treasury money market mutual Funds will not be subject to any of the new structural changes. At this time, there are no changes being made to the way the Money Market mutual funds are managed or the way they operate, as the rules have a lengthy implementation period. The Funds’ management is reviewing and assessing the effect of the new rules. Additional information regarding the money market mutual fund regulatory changes may be found at the SEC’s website, www.sec.gov.

3.	Related Party Transactions:

Cavanal Hill Investment Management, Inc. (the “Adviser”), a wholly-owned subsidiary of BOKF, NA (“BOK”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

	Annual Advisory Fee	Annual Advisory
Fund	(as a percentage of net assets)	Fee Waivers*
U.S. Treasury Fund	0.15%	0.10%
Cash Management Fund	0.15%	0.10%
Tax-Free Money Market Fund	0.15%	0.10%
Intermediate Tax-Free Bond Fund	0.55%	0.35%
Short-Term Income Fund	0.55%	0.40%
Intermediate Bond Fund	0.55%	0.35%
Bond Fund	0.55%	0.35%
Balanced Fund	0.74%	0.39%
U.S. Large Cap Equity Fund	0.69%	0.29%
Opportunistic Fund	1.35%	0.00	%**
World Energy Fund	0.70%	0.10	%***

*	Contractual fee waivers are in place through December 31, 2014 (except as noted below) and may be terminated or modified only with the approval of the Funds’ Board.
**
Effective February 28, 2014, the Adviser contractually agreed to waive or assume certain expenses through February 28, 2015 so that the expenses for each Class, excluding class-specific fees, do not exceed 1.52%. From September 1, 2013 to February 27, 2014, expenses for each Class, excluding class-specific expenses, were limited to 1.64%.

***
The Adviser contractually agreed to waive 0.10% of its Advisory Fee and to waive or assume certain additional expenses through February 28, 2015, so that the expenses for each class, excluding class-specific fees, do not exceed 1.15%

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

	Annual Administration Fee	Annual Administration
Fund	(as a percentage of net assets)	Fee Waivers*
U.S. Treasury Fund	0.12%	0.07%
Cash Management Fund	0.12%	0.07%
Tax-Free Money Market Fund	0.12%	0.10%
Intermediate Tax-Free Bond Fund	0.20%	0.10%
Short-Term Income Fund	0.20%	0.10%
Intermediate Bond Fund	0.20%	0.10%
Bond Fund	0.20%	0.10%
Balanced Fund	0.20%	0.10%
U.S. Large Cap Equity Fund	0.20%	0.10%
Opportunistic Fund	0.20%	0.10%
World Energy Fund	0.20%	0.10%

*
Except for Opportunistic Fund and World Energy Fund, contractual fee waivers are in place through December 31, 2014. Contractual fee waivers are in place through February 28, 2015 for Opportunistic Fund and World Energy Fund. Such waivers may be terminated or modified only with the approval of the Funds’ Board.

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. For these services, the Administrator pays Citi an annual fee based on the average daily net assets of the Trust as follows, which is subject to an annual minimum fee equal to the number of Funds multiplied by $42,500.

Asset Breakpoints:	Rate
For the first $2 billion	0.0250%
For the next $2 billion	0.0125%
Over $4 billion	0.0100%

In addition, the Administrator pays Citi for certain reporting and typesetting services. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds.

BOK serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOK is also entitled to any out-of-pocket expenses incurred. For the year ended August 31, 2014, BOK voluntarily waived $87,669, $31,135 and $25,980 of its fee received from the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund, respectively.

Citi also serves the Trust as transfer agent and fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). The fees for these services are covered under the Fund Accounting Agreement. For these services, the Funds pay Citi an annual fee based on the average daily net assets of the Trust as follows:

Asset Breakpoints:*	Rate
For the first $2 billion	0.0350%
For the next $2 billion	0.0275%
Over $4 billion	0.0200%

*	Trust net assets exclude any Fund that commenced operations after July 1, 2011.

In addition, the Funds pay Citi out-of-pocket expenses and certain fixed-dollar fees based on the number of funds and share classes that commenced operations after July 1, 2011. The Trust is subject to an annual minimum fee, under the Fund Accounting Agreement, equal to the number of funds multiplied by $67,500.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOK. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOK, is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by BOSC to pay banks, including BOK, broker dealers and other institutions. For the year ending August 31, 2014, BOSC received $23,471 and BOK received $760,327 from the Distributor. BOSC has contractually agreed to waive 0.15% of such fee paid by the Service Shares, 0.45% of such fee paid by the Premier Shares and 0.13% of such fee paid by the Administrative Shares of the Cash Management Fund through December 31, 2014.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2014, BOSC and BOK received net shareholder servicing fees of $14,238 and $2,009,589, respectively. For shareholder purchases made through BOSC and BOK, such affiliates have contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2014.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ statutory prospectus. Voluntary fee reductions and waivers may also occur on an ad hoc basis. None of the fee waivers are subject to recoupment in subsequent fiscal periods and voluntary fee reductions and waivers may be terminated at any time.

Affiliated Transactions:

A summary of each Fund’s investment in an affiliated money market fund (Tax-Free Money Market Fund, Institutional Class) for the year ended August 31, 2014 is noted below:

	Fair Value			Fair Value	Dividend
Fund	8/31/13	Purchases	Sales	8/31/14	Income
Intermediate Tax-Free Bond Fund	$1,019,462	$9,187,525	$(7,929,851)	$2,277,136	$18

A summary of each Fund’s investment in an affiliated money market fund (Cash Management Fund, Institutional Class) for the year ended August 31, 2014 is noted below:

	Fair Value			Fair Value	Dividend
Fund	8/31/13	Purchases	Sales	8/31/14	Income
Short-Term Income Fund	$6,390,779	$87,399,019	$(92,443,640)	$1,346,158	$897
Intermediate Bond Fund	4,209,716	25,238,560	(28,324,772)	1,123,504	230
Bond Fund	3,179,105	38,142,224	(39,093,641)	2,227,688	448
Balanced Fund	5,473,176	19,034,990	(23,397,821)	1,110,345	228
U.S. Large Cap Equity Fund	613,234	8,384,234	(7,832,098)	1,165,370	74
Opportunistic Fund	583,983	24,281,457	(23,871,901)	993,539	108
World Energy Fund	—	23,275,944	(20,835,886)	2,440,058	85

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2014 were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$—	$1,922,000
Short-Term Income Fund	26,817,251	39,148,359
Intermediate Bond Fund	4,457,543	4,066,886
Bond Fund	4,621,518	7,050,817
Balanced Fund	25,109,625	31,533,289
U.S. Large Cap Equity Fund	32,608,183	31,204,152
Opportunistic Fund	45,667,698	36,568,050
World Energy Fund	52,014,218	15,911,305

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2014 were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$70,300,806	$28,976,493
Intermediate Bond Fund	30,014,835	19,609,031
Bond Fund	53,187,438	27,725,043
Balanced Fund	15,249,809	12,482,855

5.	Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2014

The World Energy Fund’s concentration is securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by events relating to political developments, energy conservation, commodity prices, and tax and government regulations.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and net realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2014, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation/ (Depreciation)
Intermediate Tax-Free Bond	$33,379,598	$2,441,395	$(4,043)	$2,437,352
Short-Term Income Fund	170,386,435	1,069,604	(3,641,734)	(2,572,130)
Intermediate Bond Fund	45,539,125	604,850	(2,939,894)	(2,335,044)
Bond Fund	74,830,461	1,047,214	(2,964,796)	(1,917,582)
Balanced Fund	57,779,988	11,544,449	(1,181,147)	10,363,302
U.S. Large Cap Equity Fund	30,095,847	8,104,796	(30,164)	8,074,632
Opportunistic Fund	18,220,798	976,828	(172,083)	804,745
World Energy Fund	38,722,804	2,805,934	(117,031)	2,688,903

The tax characteristics of distributions paid to shareholders during the fiscal years ending August 31, 2014 and 2013 were as follows:

	Distributions Paid From:
2014	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$14,545	$—	$14,545	$1,182	$15,727
Cash Management Fund	109,943	—	109,943	—	109,943
Tax-Free Money Market Fund	—	312	312	3,136	3,448
Intermediate Tax-Free Bond Fund	—	71,572	71,572	1,076,069	1,147,641
Short-Term Income Fund	1,850,087	—	1,850,087	—	1,850,087
Intermediate Bond Fund	485,380	—	485,380	—	485,380
Bond Fund	1,220,358	—	1,220,358	—	1,220,358
Balanced Fund	1,748,386	3,412,047	5,160,433	—	5,160,433
U.S. Large Cap Equity Fund	481,150	3,305,176	3,786,326	—	3,786,326
Opportunistic Fund	585,703	30,724	616,427	—	616,427
World Energy Fund	93,668	—	93,668	—	93,668

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
2013	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$63,930	$—	$63,930	$—	$63,930
Cash Management Fund	94,891	—	94,891	—	94,891
Tax-Free Money Market Fund	400	407	807	57,618	58,425
Intermediate Tax-Free Bond Fund	16,785	5,913	22,698	1,090,957	1,113,655
Short-Term Income Fund	2,143,410	—	2,143,410	—	2,143,410
Intermediate Bond Fund	585,155	—	585,155	—	585,155
Bond Fund	1,345,138	—	1,345,138	—	1,345,138
Balanced Fund	1,400,133	1,154,607	2,554,740	—	2,554,740
U.S. Large Cap Equity Fund	320,821	44,550	365,371	—	365,371
Opportunistic Fund	51,038	10,238	61,276	—	61,276

*       Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

CAVANAL HILL FUNDS

Notes to Financial Statements, Concluded
August 31, 2014

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed
	Ordinary	Undistributed			Accumulated	Unrealized	Total
	Income/Tax-	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Fund	Exempt Income	Capital Gains	Earnings	Payable	Other Losses*	(Depreciation)**	Earnings/(Deficit)
Cash Management Fund	$6,191	$—	$6,191	$(6,656)	$(773,900)	$—	$(774,365)
Tax-Free Money Market Fund	669	557	1,226	(653)	—	—	573
Intermediate Tax-Free Bond	82,394	—	82,394	(86,523)	(382)	2,437,352	2,432,841
Short-Term Income Fund	157,670	—	157,670	(141,999)	(19,630,671)	(2,572,130)	(22,187,130)
Intermediate Bond Fund	75,098	—	75,098	(47,851)	(7,735,823)	(2,335,044)	(10,043,620)
Bond Fund	140,273	—	140,273	(111,665)	(369,622)	(1,917,582)	(2,258,596)
Balanced Fund	872,829	3,013,321	3,886,150	—	—	10,363,302	14,249,452
U.S. Large Cap Equity Fund	820,748	3,007,332	3,828,080	—	—	8,074,632	11,902,712
Opportunistic Fund	244,070	277,443	521,513	—	—	804,745	1,326,258
World Energy Fund	280,870	—	280,870	—	—	2,688,903	2,969,773

*	See below for post-October losses and capital loss carryforwards.
**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2014, the Funds’ deferred post-October capital losses were as follows:

Post-October
Fund	Capital Losses
Cash Management Fund	$225
Short-Term Income Fund	1,252,059
Intermediate Bond Fund	269,006
Intermediate Tax-Free Bond	382

At August 31, 2014, the following Funds had capital loss carryforwards as summarized in the tables below.

Fund	Amount	Expires
Cash Management Fund	$19,115	2015
Cash Management Fund	96,738	2017
Cash Management Fund	107,078	2018
Cash Management Fund	550,617	2019
Short-Term Income Fund	37,616	2015
Short-Term Income Fund	115,480	2016
Short-Term Income Fund	11,477,199	2017
Short-Term Income Fund	3,730,874	2018
Short-Term Income Fund	173,448	2019
Intermediate Bond Fund	2,246,539	2017
Intermediate Bond Fund	3,244,666	2018

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
Cash Management Fund	$127	$—	$127
Short-Term Income Fund	—	2,843,995	2,843,995
Bond Fund	30,370	339,252	369,622
Intermediate Bond Fund	—	1,975,612	1,975,612

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration.

7.	Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued and there are no subsequent events to report.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
	Net Asset	Net		Dividends	from Net
	Value,	Investment	Total from	from Net	Realized	Total
	Beginning of	Income	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Activities	Income	Investments	Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2014	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)

Service Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)

Institutional Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)

Institutional Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.002	0.002	(0.002)	—	(0.002)

Premier Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
September 17, 2012(f) through August 31, 2013	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Administrative, Service and Institutional Shares of the U.S. Treasury Fund would have been 0.01%, 0.01%, 0.01%, and 0.05%, 0.05%, 0.05%, respectively.

(e)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for the Administrative and Institutional Shares of the Cash Management Fund would have been 0.01%, 0.12% and 0.02%, 0.13%, respectively.

(f)	Commencement of operations.

Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)

$ 1.000	0.00%		$ 941,223	0.07%	0.00%		0.86%
1.000	0.01%		822,664	0.11%	0.01%		0.86%
1.000	0.01%		788,180	0.09%	0.01%		0.86%
1.000	0.01%		825,388	0.15%	0.01%		0.87%
1.000	0.13	%(d)	526,943	0.20%	0.09	%(d)	0.85%

1.000	0.00%		49,967	0.07%	0.00%		0.86%
1.000	0.01%		39,921	0.10%	0.01%		0.86%
1.000	0.01%		40,533	0.09%	0.01%		0.86%
1.000	0.01%		33,292	0.16%	0.01%		0.87%
1.000	0.13	%(d)	40,385	0.20%	0.08	%(d)	0.86%

1.000	0.00%		138,842	0.07%	0.00%		0.61%
1.000	0.01%		185,370	0.10%	0.01%		0.61%
1.000	0.01%		148,421	0.09%	0.01%		0.61%
1.000	0.01%		178,898	0.16%	0.01%		0.62%
1.000	0.14	%(d)	200,536	0.20%	0.09	%(d)	0.61%

1.000	0.01%		722,168	0.10%	0.01%		0.86%
1.000	0.01%		613,298	0.12%	0.01%		0.86%
1.000	0.01%		466,990	0.12%	0.01%		0.86%
1.000	0.01%		436,984	0.24%	0.01%		0.87%
1.000	0.11	%(e)	462,414	0.39%	0.08	%(e)	0.86%

1.000	0.01%		473,727	0.10%	0.01%		0.61%
1.000	0.01%		570,786	0.12%	0.01%		0.61%
1.000	0.01%		461,016	0.12%	0.01%		0.61%
1.000	0.02%		424,264	0.23%	0.02%		0.62%
1.000	0.22	%(e)	446,334	0.27%	0.20	%(e)	0.61%

1.000	0.01%		196	0.10%	0.01%		1.11%
1.000	0.02%		219	0.10%	0.01%		1.11%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
		Net		Dividends	from Net	Total
	Net Asset Value,	Investment	Total from	from Net	Realized	Dividends
	Beginning of	Income	Investment	Investment	Gains from	and
	Period	(Loss)	Activities	Income	Investments	Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2014	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)

Select Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)

Premier Shares
Year Ended August 31, 2014	1.000	—	—	—	—	—
September 17, 2012(d) through August 31, 2013	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)

$ 1.000	0.00%	$ 1,932	0.07%	0.00%	0.87%
1.000	0.01%	3,639	0.14%	0.01%	0.87%
1.000	0.01%	9,441	0.17%	0.01%	0.86%
1.000	0.01%	6,303	0.26%	0.05%	0.94%
1.000	0.01%	17,051	0.27%	0.07%	0.89%

1.000	0.00%	15,007	0.07%	0.00%	0.62%
1.000	0.01%	28,518	0.12%	0.01%	0.62%
1.000	0.01%	10,843	0.17%	0.02%	0.61%
1.000	0.03%	19,734	0.24%	0.07%	0.68%
1.000	0.06%	39,568	0.25%	0.09%	0.65%

1.000	0.00%	222,576	0.07%	0.00%	0.62%
1.000	0.01%	286,119	0.13%	0.01%	0.62%
1.000	0.03%	416,443	0.15%	0.04%	0.61%
1.000	0.09%	325,261	0.18%	0.13%	0.68%
1.000	0.14%	364,453	0.15%	0.18%	0.65%

1.000	0.00%	10	0.07%	0.00%	1.12%
1.000	0.03%	10	0.11%	0.01%	1.12%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
			Net Realized
			and			Distributions
		Net	Unrealized		Dividends	from Net
	Net Asset Value,	Investment	Gains	Total from	from Net	Realized	Total
	Beginning of	Income	(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Investments	Activities	Income	Investments	Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2014	$11.04	$0.31	$0.33	$0.64	$(0.31)	$(0.02)	$(0.33)
Year Ended August 31, 2013	11.67	0.29	(0.62)	(0.33)	(0.30)	—	(0.30)
Year Ended August 31, 2012	11.38	0.29 (e)	0.34	0.63	(0.28)	(0.06)	(0.34)
Year Ended August 31, 2011	11.48	0.33	(0.10)	0.23	(0.33)	—	(0.33)
Year Ended August 31, 2010	10.96	0.32	0.53	0.85	(0.32)	(0.01)	(0.33)

Institutional Shares
Year Ended August 31, 2014	11.05	0.33	0.34	0.67	(0.34)	(0.02)	(0.36)
Year Ended August 31, 2013	11.68	0.33	(0.63)	(0.30)	(0.33)	—	(0.33)
Year Ended August 31, 2012	11.39	0.32 (e)	0.34	0.66	(0.31)	(0.06)	(0.37)
Year Ended August 31, 2011	11.49	0.35	(0.10)	0.25	(0.35)	—	(0.35)
Year Ended August 31, 2010	10.97	0.35	0.53	0.88	(0.35)	(0.01)	(0.36)

A Shares
Year Ended August 31, 2014	11.05	0.31	0.33	0.64	(0.31)	(0.02)	(0.33)
Year Ended August 31, 2013	11.67	0.39	(0.65)	(0.26)	(0.36)	—	(0.36)
Year Ended August 31, 2012	11.39	0.29 (e)	0.34	0.63	(0.29)	(0.06)	(0.35)
May 2, 2011(g) through August 31, 2011	11.07	0.11	0.32	0.43	(0.11)	—	(0.11)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Instititutional Shares would have been 2.87%, 3.14% and 7.83%, 8.11%, respectively for Intermediate Tax-Free Bond Fund.

(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
					Ratio of Net
					Investment		Ratio of
				Ratio of Net	Income		Gross
Net Asset	Total Return		Net Assets	Expenses to	(Loss) to		Expenses to
Value, End	(Excludes Sales		End of	Average Net	Average Net		Average Net	Portfolio
of Period	Charge)(a)		Period (000s)	Assets	Assets		Assets (c)	Turnover (d)

$11.35	5.85%		$1,907	0.74%	2.72%		1.43%	0%
11.04	(2.92)%		2,262	0.73%	2.57%		1.43%	7%
11.67	5.66%		2,503	0.73%	2.48%		1.42%	8%
11.38	2.14%		2,897	0.85%	2.94%		1.54%	11%
11.48	7.92	%(f)	3,250	0.78%	2.96	%(f)	1.46%	12%

11.36	6.12%		32,816	0.48%	2.98%		1.18%	0%
11.05	(2.66)%		31,112	0.48%	2.82%		1.18%	7%
11.68	5.94%		41,529	0.48%	2.74%		1.17%	8%
11.39	2.38%		37,464	0.50%	3.19%		1.20%	11%
11.49	8.20	%(f)	34,484	0.51%	3.23	%(f)	1.21%	12%

11.36	5.85%		1,323	0.73%	2.72%		1.28%	0%
11.05	(2.33)%		1,491	0.73%	2.57%		1.28%	7%
11.67	5.66%		38	0.73%	2.48%		1.27%	8%

11.39	3.90%		10	0.75%	2.94%		1.32%	11%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
			Net Realized
			and			Distributions
		Net	Unrealized		Dividends	from Net
	Net Asset Value,	Investment	Gains	Total from	from Net	Realized	Total
	Beginning of	Income	(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Investments	Activities	Income	Investments	Distributions
Short-Term Income Fund
Investor Shares
Year Ended August 31, 2014	$9.51	$0.07	$0.14	$0.21	$(0.10)	$—	$(0.10)
Year Ended August 31, 2013	9.53	0.12 (g)	(0.01)	0.11	(0.13)	—	(0.13)
Year Ended August 31, 2012	9.42	0.19	0.15	0.34	(0.23)	—	(0.23)
Year Ended August 31, 2011	9.27	0.25	0.16	0.41	(0.26)	—	(0.26)
Year Ended August 31, 2010	8.61	0.42	0.63	1.05	(0.39)	—	(0.39)

Institutional Shares
Year Ended August 31, 2014	9.51	0.10	0.12	0.22	(0.12)	—	(0.12)
Year Ended August 31, 2013	9.53	0.14 (g)	(0.01)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2012	9.42	0.21	0.16	0.37	(0.26)	—	(0.26)
Year Ended August 31, 2011	9.27	0.28	0.16	0.44	(0.29)	—	(0.29)
Year Ended August 31, 2010	8.61	0.46	0.62	1.08	(0.42)	—	(0.42)

A Shares
Year Ended August 31, 2014	9.51	0.08	0.13	0.21	(0.10)	—	(0.10)
Year Ended August 31, 2013	9.53	0.11 (g)	0.01	0.12	(0.14)	—	(0.14)
Year Ended August 31, 2012	9.42	0.18	0.16	0.34	(0.23)	—	(0.23)
May 2, 2011(f) through August 31, 2011	9.40	0.07	0.03	0.10	(0.08)	—	(0.08)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 4.66%, 4.94% and 12.26%, 12.58%, respectively for Short-Term Income Fund.

(f)	Commencement of operations.
(g)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
					Ratio of Net
					Investment		Ratio of
				Ratio of Net	Income		Gross
Net Asset	Total Return		Net Assets	Expenses to	(Loss) to		Expenses to
Value, End	(Excludes Sales		End of	Average Net	Average Net		Average Net	Portfolio
of Period	Charge)(a)		Period (000s)	Assets	Assets		Assets (c)	Turnover (d)

$9.62	2.21%		$41,940	0.67%	0.79%		1.41%	48%
9.51	1.15%		40,195	0.66%	1.29%		1.41%	45%
9.53	3.68%		41,539	0.67%	1.88%		1.42%	62%
9.42	4.48%		27,135	0.73%	2.70%		1.47%	36%
9.27	12.47	%(e)	25,733	0.78%	4.86	%(e)	1.47%	46%

9.61	2.36%		118,684	0.41%	1.01%		1.16%	48%
9.51	1.41%		99,361	0.41%	1.49%		1.16%	45%
9.53	3.94%		80,073	0.42%	2.15%		1.17%	62%
9.42	4.75%		67,116	0.47%	2.90%		1.22%	36%
9.27	12.79	%(e)	45,921	0.47%	5.17	%(e)	1.22%	46%

9.62	2.22%		7,970	0.66%	0.68%		1.26%	48%
9.51	1.25%		2,929	0.66%	1.14%		1.26%	45%
9.53	3.69%		10	0.67%	1.90%		1.27%	62%

9.42	1.04%		10	0.71%	2.11%		1.32%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
				Net Realized
				and			Distributions
		Net		Unrealized		Dividends	from Net
	Net Asset Value,	Investment		Gains	Total from	from Net	Realized	Total
	Beginning of	Income		(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	(Loss)		Investments	Activities	Income	Investments	Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2014	$10.22	$0.09		$0.36	$0.45	$(0.13)	$—	$(0.13)
Year Ended August 31, 2013	9.94	0.16		0.33	0.49	(0.21)	—	(0.21)
Year Ended August 31, 2012	9.69	0.25	(e)	0.32	0.57	(0.32)	—	(0.32)
Year Ended August 31, 2011	9.36	0.44		0.27	0.71	(0.38)	—	(0.38)
Year Ended August 31, 2010	8.45	0.55	(e)	0.85	1.40	(0.49)	—	(0.49)

Institutional Shares
Year Ended August 31, 2014	10.23	0.11		0.37	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2013	9.95	0.20		0.32	0.52	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.70	0.28	(e)	0.32	0.60	(0.35)	—	(0.35)
Year Ended August 31, 2011	9.38	0.47		0.26	0.73	(0.41)	—	(0.41)
Year Ended August 31, 2010	8.46	0.57	(e)	0.86	1.43	(0.51)	—	(0.51)

A Shares
Year Ended August 31, 2014	10.22	0.09		0.37	0.46	(0.14)	—	(0.14)
Year Ended August 31, 2013	9.94	0.18		0.32	0.50	(0.22)	—	(0.22)
Year Ended August 31, 2012	9.70	0.26	(e)	0.30	0.56	(0.32)	—	(0.32)
May 2, 2011(g) through August 31, 2011	9.62	0.13		0.06	0.19	(0.11)	—	(0.11)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 5.70%, 5.96% and 16.59%, 17.00%, respectively for Intermediate Bond Fund.

(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
					Ratio of Net		Ratio of
	Total Return			Ratio of Net	Investment		Gross
Net Asset	(Excludes		Net Assets	Expenses to	Income (Loss)		Expenses to
Value, End	Sales		End of	Average Net	to Average Net		Average Net	Portfolio
of Period	Charge)(a)		Period (000s)	Assets	Assets		Assets (c)	Turnover (d)

$10.54	4.47%		$19,477	0.92%	0.76%		1.61%	70%
10.22	4.94%		18,712	0.90%	1.57%		1.59%	26%
9.94	6.02%		12,131	0.89%	2.54%		1.58%	34%
9.69	7.72%		13,166	0.89%	4.65%		1.59%	28%
9.36	17.08	%(f)	12,554	0.85%	6.17	%(f)	1.54%	22%

10.55	4.74%		20,608	0.66%	1.00%		1.36%	70%
10.23	5.21%		13,746	0.65%	1.97%		1.34%	26%
9.95	6.30%		11,136	0.64%	2.88%		1.33%	34%
9.70	7.88%		10,370	0.64%	4.91%		1.34%	28%
9.38	17.48	%(f)	9,165	0.58%	6.37	%(f)	1.28%	22%

10.54	4.49%		3,181	0.91%	0.77%		1.46%	70%
10.22	5.00%		113	0.90%	1.72%		1.44%	26%
9.94	5.92%		11	0.89%	2.66%		1.43%	34%

9.70	1.99%		10	0.91%	4.07%		1.48%	28%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
			Net Realized
			and			Distributions
		Net	Unrealized		Dividends	from Net
	Net Asset Value,	Investment	Gains	Total from	from Net	Realized	Total
	Beginning of	Income	(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Investments	Activities	Income	Investments	Distributions
Bond Fund
Investor Shares
Year Ended August 31, 2014	$9.32	$0.16	$0.26	$0.42	$(0.17)	$—	$(0.17)
Year Ended August 31, 2013	9.52	0.20 (g)	(0.16)	0.04	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.26	0.28	0.32	0.60	(0.32)	(0.02)	(0.34)
Year Ended August 31, 2011	8.95	0.37	0.28	0.65	(0.34)	—	(0.34)
Year Ended August 31, 2010	8.18	0.50	0.74	1.24	(0.47)	—	(0.47)

Institutional Shares
Year Ended August 31, 2014	9.32	0.19	0.26	0.45	(0.20)	—	(0.20)
Year Ended August 31, 2013	9.51	0.22 (g)	(0.14)	0.08	(0.27)	—	(0.27)
Year Ended August 31, 2012	9.25	0.31	0.32	0.63	(0.35)	(0.02)	(0.37)
Year Ended August 31, 2011	8.95	0.40	0.27	0.67	(0.37)	—	(0.37)
Year Ended August 31, 2010	8.18	0.51	0.75	1.26	(0.49)	—	(0.49)

A Shares
Year Ended August 31, 2014	9.33	0.16	0.26	0.42	(0.17)	—	(0.17)
Year Ended August 31, 2013	9.52	0.18 (g)	(0.12)	0.06	(0.25)	—	(0.25)
Year Ended August 31, 2012	9.26	0.28	0.32	0.60	(0.32)	(0.02)	(0.34)
May 2, 2011(f) through August 31, 2011	9.07	0.12	0.18	0.30	(0.11)	—	(0.11)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Instititutional Shares would have been 5.64%, 5.81% and 15.35%, 15.64%, respectively for Bond Fund.

(f)	Commencement of operations.
(g)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
					Ratio of Net		Ratio of
	Total Return			Ratio of Net	Investment		Gross
Net Asset	(Excludes		Net Assets	Expenses to	Income (Loss)		Expenses to
Value, End	Sales		End of	Average Net	to Average Net		Average Net	Portfolio
of Period	Charge)(a)		Period (000s)	Assets	Assets		Assets (c)	Turnover (d)

$9.57	4.58%		$6,988	0.78%	1.70%		1.48%	60%
9.32	0.44%		10,106	0.77%	2.12%		1.47%	34%
9.52	6.60%		12,283	0.76%	3.02%		1.46%	34%
9.26	7.47%		10,592	0.82%	4.17%		1.51%	36%
8.95	15.56	%(e)	8,316	0.83%	5.82	%(e)	1.53%	35%

9.57	4.84%		65,616	0.53%	1.93%		1.23%	60%
9.32	0.80%		38,124	0.52%	2.32%		1.22%	34%
9.51	6.87%		36,248	0.51%	3.28%		1.21%	34%
9.25	7.62%		30,796	0.56%	4.42%		1.26%	36%
8.95	15.85	%(e)	24,885	0.55%	6.04	%(e)	1.25%	35%

9.58	4.58%		505	0.78%	1.62%		1.33%	60%
9.33	0.65%		63	0.77%	1.92%		1.32%	34%
9.52	6.61%		11	0.76%	3.02%		1.31%	34%

9.26	3.29%		10	0.81%	3.77%		1.38%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2014	$13.45	$0.22		$1.65	$1.87	$(0.22)	$(0.81)	$(1.03)
Year Ended August 31, 2013	12.84	0.25	(e)	0.84	1.09	(0.25)	(0.23)	(0.48)
Year Ended August 31, 2012	11.96	0.28	(e)	0.88	1.16	(0.28)	—	(0.28)
Year Ended August 31, 2011	10.88	0.28		1.08	1.36	(0.28)	—	(0.28)
Year Ended August 31, 2010	10.30	0.29		0.60	0.89	(0.31)	—	(0.31)

Institutional Shares
Year Ended August 31, 2014	13.49	0.25		1.65	1.90	(0.25)	(0.81)	(1.06)
Year Ended August 31, 2013	12.87	0.29	(e)	0.85	1.14	(0.29)	(0.23)	(0.52)
Year Ended August 31, 2012	11.99	0.31	(e)	0.88	1.19	(0.31)	—	(0.31)
Year Ended August 31, 2011	10.91	0.31		1.08	1.39	(0.31)	—	(0.31)
Year Ended August 31, 2010	10.32	0.32		0.60	0.92	(0.33)	—	(0.33)

A Shares
Year Ended August 31, 2014	13.43	0.22		1.65	1.87	(0.22)	(0.81)	(1.03)
Year Ended August 31, 2013	12.83	0.23	(e)	0.86	1.09	(0.26)	(0.23)	(0.49)
Year Ended August 31, 2012	11.96	0.28	(e)	0.87	1.15	(0.28)	—	(0.28)
May 2, 2011(g) through August 31, 2011	12.67	0.10		(0.73)	(0.63)	(0.08)	—	(0.08)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 2.55%, 2.80% and 8.59%, 8.89%, respectively for Balanced Fund.

(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$14.29	14.40%		$12,019	0.93%	1.52%		1.67%	62%
13.45	8.76%		14,352	0.90%	1.92%		1.63%	74%
12.84	9.78%		13,687	0.88%	2.24%		1.62%	64%
11.96	12.49%		16,451	0.89%	2.27%		1.63%	86%
10.88	8.70	%(f)	16,473	0.90%	2.66	%(f)	1.64%	81%

14.33	14.65%		56,056	0.68%	1.78%		1.42%	62%
13.49	9.09%		52,277	0.65%	2.17%		1.38%	74%
12.87	10.04%		50,960	0.63%	2.52%		1.37%	64%
11.99	12.73%		45,113	0.64%	2.52%		1.38%	86%
10.91	9.00	%(f)	41,545	0.65%	2.91	%(f)	1.39%	81%

14.27	14.42%		243	0.93%	1.50%		1.52%	62%
13.43	8.73%		292	0.90%	1.72%		1.48%	74%
12.83	9.80%		10	0.88%	2.25%		1.47%	64%

11.96	5.10%		9	0.86%	2.38%		1.49%	86%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2014	$13.67	$0.07	$2.77	$2.84	$(0.08)	$(1.63)	$(1.71)
Year Ended August 31, 2013	11.80	0.11	1.89	2.00	(0.11)	(0.02)	(0.13)
Year Ended August 31, 2012	10.49	0.08	1.31	1.39	(0.08)	—	(0.08)
Year Ended August 31, 2011	9.47	0.03	1.05	1.08	(0.06)	—	(0.06)
Year Ended August 31, 2010	9.18	0.07	0.26	0.33	(0.04)	—	(0.04)

Institutional Shares
Year Ended August 31, 2014	13.73	0.11	2.78	2.89	(0.11)	(1.63)	(1.74)
Year Ended August 31, 2013	11.86	0.15	1.88	2.03	(0.14)	(0.02)	(0.16)
Year Ended August 31, 2012	10.54	0.12	1.31	1.43	(0.11)	—	(0.11)
Year Ended August 31, 2011	9.51	0.06	1.06	1.12	(0.09)	—	(0.09)
Year Ended August 31, 2010	9.22	0.10	0.26	0.36	(0.07)	—	(0.07)

A Shares
Year Ended August 31, 2014	13.67	0.08	2.76	2.84	(0.09)	(1.63)	(1.72)
Year Ended August 31, 2013	11.81	0.11	1.88	1.99	(0.11)	(0.02)	(0.13)
Year Ended August 31, 2012	10.50	0.08	1.31	1.39	(0.08)	—	(0.08)
May 2, 2011(f) through August 31, 2011	11.83	0.02	(1.34)	(1.32)	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 0.45%, 0.70% and 3.33%, 3.54%, respectively for U.S. Large Cap Equity Fund.

(f)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$14.80	21.82%		$2,306	0.92%	0.49%		1.56%	94%
13.67	17.09%		1,930	0.93%	0.87%		1.57%	98%
11.80	13.32%		1,602	0.92%	0.72%		1.56%	51%
10.49	11.39%		1,957	0.94%	0.33%		1.58%	72%
9.47	3.63	%(e)	1,610	0.99%	0.74	%(e)	1.61%	45%

14.88	22.18%		35,209	0.67%	0.74%		1.31%	94%
13.73	17.30%		27,551	0.68%	1.12%		1.32%	98%
11.86	13.61%		27,842	0.67%	0.96%		1.31%	51%
10.54	11.73%		35,655	0.69%	0.59%		1.33%	72%
9.51	3.84	%(e)	29,405	0.71%	1.06	%(e)	1.35%	45%

14.79	21.84%		581	0.92%	0.45%		1.41%	94%
13.67	17.02%		65	0.93%	0.77%		1.42%	98%
11.81	13.41%		10	0.92%	0.72%		1.41%	51%

10.50	(11.23)%		9	0.94%	0.56%		1.44%	72%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investments Income	Distributions from Net Realized Gains from Investment	Total Dividends and Distributions
Opportunistic Fund
Investor Shares
Year Ended August 31, 2014	$12.85	$(0.01)		$1.71	$1.70	$—	$(0.70)	$(0.70)
Year Ended August 31, 2013	11.26	0.02		2.00	2.02	(0.02)	(0.41)	(0.43)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)	(0.09)

Institutional Shares
Year Ended August 31, 2014	12.91	0.02		1.74	1.76	(0.02)	(0.70)	(0.72)
Year Ended August 31, 2013	11.28	0.06		2.02	2.08	(0.04)	(0.41)	(0.45)
Year Ended August 31, 2012(e)	10.00	(0.09	)(f)	1.46	1.37	—	(0.09)	(0.09)

A Shares
Year Ended August 31, 2014	12.88	—		1.72	1.72	(0.01)	(0.70)	(0.71)
Year Ended August 31, 2013	11.26	0.02		2.03	2.05	(0.02)	(0.41)	(0.43)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)	(0.09)

World Energy Fund
Investor Shares
February 4, 2014(g) through
August 31, 2014	10.00	0.06		1.59	1.65	(0.04)	—	(0.04)

Institutional Shares
February 4, 2014(g) through
August 31, 2014	10.00	0.07		1.59	1.66	(0.04)	—	(0.04)

A Shares
February 4, 2014(g) through
August 31, 2014	10.00	0.06		1.59	1.65	(0.04)	—	(0.04)

C Shares
February 4, 2014(g) through
August 31, 2014	10.00	0.04		1.56	1.60	(0.02)	—	(0.02)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	For the period September 1, 2011 (commencement of operations) through August 31, 2012.
(f)	Calculated using average shares.
(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$13.85	13.32%	$1,409	1.87%	(0.15)%	2.48%	276%
12.85	18.41%	729	2.15%	0.13%	3.46%	317%
11.26	13.65%	363	2.90%	(1.10)%	5.36%	207%

13.95	13.76%	12,831	1.57%	0.16%	2.23%	276%
12.91	19.02%	5,730	1.65%	0.36%	3.16%	317%
11.28	13.86%	600	2.65%	(0.86)%	5.11%	207%

13.89	13.42%	4,851	1.82%	(0.10)%	2.33%	276%
12.88	18.66%	1,415	1.90%	0.18%	3.31%	317%
11.26	13.65%	319	2.90%	(1.10)%	5.21%	207%

11.61	16.51%	5,234	1.06%	1.19%	1.51%	71%

11.62	16.66%	21,322	0.81%	1.41%	1.26%	71%

11.61	16.49%	9,134	1.06%	1.14%	1.36%	71%

11.58	16.01%	5,073	1.81%	0.36%	2.26%	71%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund), including the schedules of portfolio investments, as of August 31, 2014, and the related statements of operations for the period then ended, changes in net assets for each period in the two year period then ended and the financial highlights for each period in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each period in the two year period then ended, and the financial highlights for each period in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
October 24, 2014

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)
August 31, 2014

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ended August 31, 2014, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2014, the sources of these distributions were as follows(amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
	Net	Capital	Total	Net	Capital	Total	Net	Capital	Total
Fund	Income	Sources	Distributions	Income	Sources	Distributions	Income	Sources	Distributions
Short-Term Income Fund	0.08032	0.01877	0.09909	0.10025	0.02343	0.12368	0.08101	0.01893	0.09994
Intermediate Bond Fund	0.08880	0.04607	0.13487	0.10670	0.05536	0.16205	0.08971	0.04654	0.13625
Bond Fund	0.15947	0.01366	0.17313	0.18123	0.01552	0.19676	0.15964	0.01368	0.17332

*
Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. Final 2014 tax information for the Funds will be mailed to shareholders next year by January 31, 2015. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:
For the year ended August 31, 2014, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2013 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2014, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	36.43%
U.S. Large Cap Equity Fund	73.64%
Opportunistic Fund	11.38%
World Energy Fund	25.55%

For the year ended August 31, 2014, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Balanced Fund	40.73%
U.S. Large Cap Equity Fund	72.82%
Opportunistic Fund	11.47%
World Energy Fund	46.45%

The U.S. Treasury Fund, Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $1,182, $3,136 and $1,076,069, respectively, of its income distributions as tax-exempt distributions for the year ended August 31, 2014.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2014:
Fund	Amount
Tax-Free Money Market Fund	$312
Intermediate Tax-Free Bond	71,572
Balanced Fund	3,412,047
U.S. Large Cap Equity Fund	3,305,176
Opportunistic Fund	30,724

For the year ended August 31, 2014, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$5,076
Balanced Fund	537,482
U.S. Large Cap Equity Fund	223,329
Opportunistic Fund	562,728

For the year ended August 31, 2014, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$9,469
Cash Management Fund	109,943
Short-Term Income Fund	1,790,878
Intermediate Bond Fund	485,380
Bond Fund	1,220,358
Balanced Fund	636,509
U.S. Large Cap Equity Fund	35
Opportunistic Fund	4
World Energy	12,428

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2014

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (“Cavanal Hill”) was formally considered by the Board of Trustees at meetings held on July 24 - 25, 2014. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected Cavanal Hill’s fee waivers in place, Cavanal Hill’s contractual investment advisory fee levels, as well as additional voluntary fee waivers. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by Cavanal Hill, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and Cavanal Hill.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and Cavanal Hill, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill’s senior management and portfolio managers presented information to the Trustees at Trustee meetings and discussed Fund performance and the Fund’s investment objectives, strategies and outlook. The Trustees considered the background and experience of Cavanal Hill’s senior management and the expertise of investment personnel of Cavanal Hill responsible for the day-to-day management of each Fund. The Trustees also considered Cavanal Hill’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of Cavanal Hill in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One-, three-, five- and ten-year performance data was presented. The Trustees discussed with Cavanal Hill the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds. Despite the low rate environment, all three classes of the U.S. Treasury Fund are in the top quartile for the three year and five year periods ending May 31, 2014.  Fixed income management performance in all of the bond funds continues to be excellent, with all three of the taxable bond funds (Intermediate Bond, Short Term Income and Bond) ranked in the top quartile for the three year and five year periods ending May 31, 2014 in their respective Lipper categories.  The Cash Management Fund’s Administrative Class is ranked in the top quartile for the five year period ending May 31, 2014, and the Cash Management Fund Institutional Class is ranked in the second quartile for the five year period ending May 31, 2014.  The Tax-Free Fund Administrative Class is ranked in the second quartile for the three year period ending May 31, 2014.  The Tax-Free Fund Institutional Class finished in the top half for the three year and five year period ending May 31, 2014 in its respective Lipper category.  The Tax-Free Fund Select Class ranked in the top quartile for the three year and five year period ending May 31, 2014. Fixed income management performance in all of the bond funds continues to be excellent, with all three of the taxable bond funds (Intermediate Bond, Short Term Income and Bond) ranked in the top quartile for the three year and five year period ending May 31, 2014 in their respective Lipper categories. The Intermediate Bond Fund Institutional Class received the Lipper fund Award for ranking #1 out of 109 for the three year period and #1 out of 98 for the five year period ending November 30, 2013.  The Intermediate Tax-Free Fund No Load Investor Class finished in the fourth quartile for the five year period ending May 31, 2014.  The Intermediate Tax-Free Fund Institutional Class and A Class finished in the third quartile for the three year and five year periods ending May 31, 2014.  There has been an improvement in the equity performance in all share classes for both the Balanced and U.S. Large Cap Equity Funds during the 12 month period ending May 31, 2014.  The U.S. Large Cap Fund No Load Investor Class and A Class finished in the third quartile for the 12 month period ending May 31, 2014, and the U.S. Large Cap Institutional Class finished in the second quartile for the 12 month period ending May 31, 2014.  All Classes of the Balanced Fund finished in the top half for the three year period ending May 31, 2014 in their respective Lipper categories.  The Opportunistic Fund is in the top quartile for all three share classes for the same period.  Assets of the Opportunistic Fund grew 252% for May 2013 to May 2014.  The World Energy Fund launched February 3, 2014.  Performance since inception for the one month period and three month periods was 4.39% and 8.89% respectively as of June 30, 2014.  Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2014

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by Cavanal Hill and its affiliates, BOKF, N.A. and BOSC, Inc. The Trustees also considered the fallout benefits to Cavanal Hill of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents Cavanal Hill’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by Cavanal Hill. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by Cavanal Hill affect the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected investment adviser fees charged by Cavanal Hill generally in line with median fees and, in all Fund classes, the fees net of waivers and expenses were below the median. The Trustees analyzed the fees paid to Cavanal Hill in light of performance and the services provided, and in light of profitability to Cavanal Hill. Based on their review, the Trustees concluded that the profitability to Cavanal Hill under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by Cavanal Hill had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that their review of potential economies of scale supports their decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2014

U.S. Treasury Fund:

Percentage of
Security Allocation	Net Assets
U.S. Treasury Obligations	32.5%
Repurchase Agreements	65.2%
Other assets in excess of liabilities	2.3%
Total	100.0%

Cash Management Fund:

Percentage of
Security Allocation	Net Assets
Certificates of Deposit	6.7%
Commercial Paper	33.4%
U.S. Government Agency Securities	20.1%
Repurchase Agreements	37.4%
Time Deposit	2.4%
Total	100.0%

Tax-Free Money Market Fund:

Percentage of
Security Allocation	Net Assets
Municipal Bonds	83.9%
Municipal Commercial Paper	12.7%
Investment Companies	7.6%
Liabilities in excess of other assets	(4.2)%
Total	100.0%

Intermediate Tax-Free Bond Fund:

Percentage of
Security Allocation	Net Assets
Municipal Bonds	93.1%
Investment in Affiliates	6.3%
Other assets in excess of liabilities	0.6%
Total	100.0%

Short-Term Income Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	6.7%
Mortgage Backed Securities	29.6%
Corporate Bonds	11.2%
Municipal Bonds	0.8%
U.S. Government Agency Securities	2.9%
U.S. Treasury Obligations	47.5%
Investment in Affiliates	0.8%
Other assets in excess of liabilities	0.5%
Total	100.0%

Intermediate Bond Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	6.1%
Mortgage Backed Securities	27.0%
Corporate Bonds	12.7%
Taxable Municipal Bonds	1.9%
U.S. Government Agency Securities	6.4%
U.S. Treasury Obligations	43.2%
Investment in Affiliates	2.6%
Other assets in excess of liabilities	0.1%
Total	100.0%

Bond Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	1.1%
Mortgage Backed Securities	32.3%
Corporate Bonds	6.2%
Taxable Municipal Bonds	0.6%
U.S. Government Agency Securities	8.3%
U.S. Treasury Obligations	48.2%
Investment in Affiliates	3.0%
Other assets in excess of liabilities	0.3%
Total	100.0%

Balanced Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	49.4%
Asset Backed Securities	2.0%
Mortgage Backed Securities	18.3%
Corporate Bonds	2.6%
Taxable Municipal Bonds	0.8%
U.S. Government Agency Securities	4.0%
U.S. Treasury Obligations	15.6%
Investment Companies	5.4%
Investment in Affiliates	1.6%
Other assets in excess of liabilities	0.3%
Total	100.0%

U.S. Large Cap Equity Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	97.1%
Investment in Affiliates	3.1%
Other assets in excess of liabilities	(0.2)%
Total	100.0%

Opportunistic Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	82.6%
Convertible Bonds	5.9%
Investment Companies	6.0%
Investment in Affiliates	5.2%
Other assets in excess of liabilities	0.3%
Total	100.0%

World Energy Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	81.9%
Corporate Bonds	13.7%
Investment in Affiliates	6.0%
Liabilities in excess of other assets	(1.6)%
Total	100.0%

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds
August 31, 2014

The following table sets forth certain information about each of the Trust’s Officers.

Number of
		Term of Office;		Portfolios in	Other
	Position(s) Held	and Length of	Principal Occupation(s)	Fund Complex	Directorships
Name and Age	with the Trust	Time Served	During Past 5 Years	Overseen	Held By Trustee
Scott H. Rhodes	Treasurer	Indefinite,	From February 2010 to present, SVP of Citi	N/A	N/A
Age: 55		9/10—Present	Fund Services Ohio, Inc. From September
2005 to January 2010, various positions for GE
Asset Management Inc, including Manager,
Treasurer, and Financial & Operations
Principal.

James L. Huntzinger	President, Assistant	Indefinite,	From 2002 to present, Chief Investment	N/A	N/A
Age: 64	Secretary	6/08—Present	Officer for BOK Financial Corporation.

Fred J. Schmidt	Chief Compliance	Indefinite,	From 2011 to present, Director of Citi Fund	N/A	N/A
Age: 55	Officer, Anti-	4/08—Present	services Ohio, Inc., CCO Services. From 2004
	Money Laundering		to 2011, Senior Vice President of Citi Fund
	Officer and Disaster		Services Ohio, Inc., CCO Services
Recovery Plan
Business Operations
Manager

Cathy Dunn	Secretary	Indefinite,	From October 2013 to present, Vice President,	N/A	N/A
Age: 43		7/14—Present	Funds Administration Manager. From
September 2011 to September 2013, Asst. Vice
President, Funds Administration Manager for
Cavanal Hill Investment Management

For interested officers, Mr. Huntzinger and Ms. Walters, positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer
BOK Financial, Executive Vice President, Wealth Management Division; BOSC, CEO. Mr. Grauer is also Chairman of the Board of BOSC, Inc., Cavanal Hill Investment Management and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity or as a member of the board for other BOK Financial subsidiaries.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds
August 31, 2014

The following table sets forth certain information about each of the Trust’s Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office;		Fund Complex	Held By Trustee
	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	During The Past
Name and Age	with the Trust	Time Served	During Past 5 Years	Trustee	5 Years*
Independent Trustees:
William H. Wilson Jr.	Trustee, Chairman	Indefinite,	Ownership interest and/or executive positions	11	None
Age: 56		5/08—Present	with Lonestar Ecology, iTec Manufacturing,
Sage Partners and 3C Farms

David L. Foster	Trustee	Indefinite,	Chief Executive Officer of The Williford	11	None
Age: 66		5/08—Present	Companies

Interested Trustees:
Scott Grauer**	Trustee	Indefinite,	From July 2008 to present, Executive Vice	11	None
Age: 50		1/10—Present	President, Wealth Management Division,
BOKF; from 1991 to present, CEO, BOSC,
Inc.

*      Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**    Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the indirect parent of Cavanal Hill Investment Management, Inc., and the CEO of BOSC, Inc., the distributor of the Trust. Mr. Grauer is also Vice Chairman of the Board of BOSC, Inc., Cavanal Hill Management, Inc. and affiliated advisers, MBM, and The Milestone Group, and serves in an officer capacity or as a member of the board for other BOK Financial Corporation subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2014

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 through August 31, 2014.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period	During Period*
	3/1/14	8/31/14	3/1/14 - 8/31/14	3/1/14 - 8/31/14
U.S. Treasury Fund1
Administrative Shares	$1,000.00	$1,000.00	$0.35	0.07%
Service Shares	1,000.00	1,000.00	0.35	0.07%
Institutional Shares	1,000.00	1,000.00	0.35	0.07%

Cash Management Fund1
Administrative Shares	1,000.00	1,000.00	0.50	0.10%
Institutional Shares	1,000.00	1,000.00	0.50	0.10%
Premier Shares	1,000.00	1,000.00	0.50	0.10%

Tax-Free Money Market Fund1
Administrative Shares	1,000.00	1,000.00	0.35	0.07%
Institutional Shares	1,000.00	1,000.00	0.35	0.07%
Select Shares	1,000.00	1,000.00	0.35	0.07%
Premier Shares	1,000.00	1,000.00	0.35	0.07%

Intermediate Tax-Free Bond Fund1
Investor Shares	1,000.00	1,021.50	3.77	0.74%
Institutional Shares	1,000.00	1,021.90	2.45	0.48%
A Shares	1,000.00	1,021.50	3.72	0.73%

Short-Term Income Fund1
Investor Shares	1,000.00	1,007.40	3.44	0.68%
Institutional Shares	1,000.00	1,007.60	2.13	0.42%
A Shares	1,000.00	1,007.40	3.39	0.67%

Intermediate Bond Fund1
Investor Shares	1,000.00	1,016.80	4.83	0.95%
Institutional Shares	1,000.00	1,018.10	3.51	0.69%
A Shares	1,000.00	1,015.90	4.78	0.94%

Bond Fund1
Investor Shares	1,000.00	1,019.50	4.07	0.80%
Institutional Shares	1,000.00	1,021.90	2.80	0.55%
A Shares	1,000.00	1,020.60	4.07	0.80%

Balanced Fund1
Investor Shares	1,000.00	1,050.80	4.96	0.96%
Institutional Shares	1,000.00	1,051.90	3.67	0.71%
A Shares	1,000.00	1,050.80	4.96	0.96%

U.S. Large Cap Equity Fund1
Investor Shares	1,000.00	1,052.20	4.81	0.93%
Institutional Shares	1,000.00	1,053.90	3.52	0.68%
A Shares	1,000.00	1,051.90	4.81	0.93%

Opportunistic Fund1
Investor Shares	1,000.00	1,007.30	8.96	1.77%
Institutional Shares	1,000.00	1,008.90	7.70	1.52%
A Shares	1,000.00	1,006.90	8.95	1.77%

World Energy Fund1
Investor Shares**	1,000.00	1,114.90	5.70	1.07%
Institutional Shares**	1,000.00	1,116.40	4.37	0.82%
A Shares**	1,000.00	1,114.80	5.70	1.07%
C Shares**	1,000.00	1,110.10	9.63	1.81%

1      Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
*     Annualized.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Concluded
August 31, 2014

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period 3/1/14 - 8/31/14	Expense Ratio During Period* 3/1/14 - 8/31/14
U.S. Treasury Fund1
Administrative Shares	$1,000.00	$1,024.45	$0.36	0.07%
Service Shares	1,000.00	1,024.85	0.36	0.07%
Institutional Shares	1,000.00	1,024.85	0.36	0.07%

Cash Management Fund1
Administrative Shares	1,000.00	1,024.70	0.51	0.10%
Institutional Shares	1,000.00	1,024.70	0.51	0.10%
Premier Shares	1,000.00	1,024.70	0.51	0.10%

Tax-Free Money Market Fund1
Administrative Shares	1,000.00	1,024.85	0.36	0.07%
Institutional Shares	1,000.00	1,024.85	0.36	0.07%
Select Shares	1,000.00	1,024.85	0.36	0.07%
Premier Shares	1,000.00	1,024.85	0.36	0.07%

Intermediate Tax-Free Bond Fund1
Investor Shares	1,000.00	1,021.48	3.77	0.74%
Institutional Shares	1,000.00	1,022.79	2.45	0.48%
A Shares	1,000.00	1,021.53	3.72	0.73%

Short-Term Income Fund1
Investor Shares	1,000.00	1,021.78	3.47	0.68%
Institutional Shares	1,000.00	1,023.09	2.14	0.42%
A Shares	1,000.00	1,021.83	3.41	0.67%

Intermediate Bond Fund1
Investor Shares	1,000.00	1,020.42	4.84	0.95%
Institutional Shares	1,000.00	1,021.73	3.52	0.69%
A Shares	1,000.00	1,020.47	4.79	0.94%

Bond Fund1
Investor Shares	1,000.00	1,021.17	4.08	0.80%
Institutional Shares	1,000.00	1,022.43	2.80	0.55%
A Shares	1,000.00	1,021.17	4.08	0.80%

Balanced Fund1
Investor Shares	1,000.00	1,020.37	4.89	0.96%
Institutional Shares	1,000.00	1,021.63	3.62	0.71%
A Shares	1,000.00	1,020.37	4.89	0.96%

U.S. Large Cap Equity Fund1
Investor Shares	1,000.00	1,020.52	4.74	0.93%
Institutional Shares	1,000.00	1,021.78	3.47	0.68%
A Shares	1,000.00	1,020.52	4.74	0.93%

Opportunistic Fund1
Investor Shares	1,000.00	1,016.28	9.00	1.77%
Institutional Shares	1,000.00	1,017.54	7.73	1.52%
A Shares	1,000.00	1,016.28	9.00	1.77%

World Energy Fund1
Investor Shares	1,000.00	1,019.81	5.45	1.07%
Institutional Shares	1,000.00	1,021.07	4.18	0.82%
A Shares	1,000.00	1,019.81	5.45	1.07%
C Shares	1,000.00	1,016.08	9.20	1.81%

1       Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
*     Annualized.

C A V A N A L  H I L L  F U N D S

Ann-08/14

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees

2013 – $ 110,000

2014 – $ 124,300

(b) Audit Related Fees

2013 – $ 33,250

2014 – $ 37,000

(c) Tax Fees

2013 – $36,100 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2014 – $40,675 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2013 – $ 0

2014 – $ 0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval
Policies and Procedures

1.  Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of the Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.  Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003

As amended: July 30, 2009

(e)(2)

2013 – 0%

2014 – 0%

(f) Not Applicable

(g) 2013 – $ 0

      2014 – $ 0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Not applicable.

(b) Not applicable.

(b) (1) Not applicable.

(b) (2) Not applicable.

(b) (3) Not applicable.

(b) (4) Not applicable.

(b) (5) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President

Date  November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President

Date  November 5, 2014

By (Signature and Title)*	/s/ Scott Rhodes
Scott Rhodes, Treasurer

Date  November 5, 2014